                     Supplement dated August 1, 1997 to the
                         Prospectus dated August 1, 1997

                       Alex. Brown Cash Reserve Fund, Inc.
                                  (the "Fund")

         The above prospectus is hereby amended and supplemented as follows:

         Alex. Brown Incorporated ("Alex. Brown") has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation ("Bankers Trust"), dated as of April 6, 1997, under which Alex. Brown would merge with and into a subsidiary of Bankers Trust (the "Merger"). Provided that shareholders of Alex. Brown approve the Merger at a shareholder meeting to be held on August 13, 1997, it is currently anticipated that the Merger will be consummated on or about August 31, 1997. At such time, the Fund's investment advisor and distributor will each become affiliates of Bankers Trust.

         Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund. After the Merger and provided shareholders of each Series of the Fund approve new investment advisory agreements and, in the case of the Tax-Free Series of the Fund, a new sub-advisory agreement at a meeting to be held on August 14, 1997, the Fund's current investment advisor and sub-advisor will continue to provide investment advisory services to the Fund. The new investment advisory and sub-advisory agreements (including fees) are substantially the same as the Fund's current advisory and sub-advisory agreements. Affiliates of Alex. Brown also will continue to provide services to Fund shareholders who are Alex. Brown customers. However, as a result of the Merger, individuals affiliated with Alex. Brown will not be able to hold positions as certain executive officers of the Fund and at least 75% of the members of the Board of Directors must not be interested persons of the investment advisor or Bankers Trust. In addition, the Fund will be required to engage an independent distributor.

         The Fund is currently taking steps to engage an independent distributor and to comply with the foregoing requirements. Alex. Brown does not believe such changes will substantially affect the operation of the Fund or the services received by shareholders.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Alex. Brown Cash Reserve Fund, Inc.




P.O. Box 17250
Baltimore, Maryland 21203



                                   BULK RATE
                                 U.S. POSTAGE
                                     PAID
                                Baltimore, MD.
                                Permit No. 8614








             ALEX. BROWN
             CASH RESERVE
             FUND, INC.

             Prime Series
             Treasury Series
             Tax-Free Series




             Prospectus

             &Application


             August 1, 1997




[GRAPHIC OMITTED]

ALEX. BROWN CASH RESERVE FUND, INC.
P. O. Box 17250
Baltimore, Maryland 21203


Alex. Brown Cash Reserve Fund, Inc. (the "Fund") is a money market fund designed for individuals, businesses, institutions and fiduciaries which seek as high a level of current income (tax-exempt current income in the case of the Tax-Free Series) as is consistent with preservation of capital and liquidity.



The Fund offers three Series of Shares:

o Prime Series

o Treasury Series

o Tax-Free Series

This Prospectus relates to the Alex. Brown Cash Reserve Shares of each of the above Series.



Other principal features of the Fund are:



o Fund shares are sold without purchase or redemption charges;

o Dividends are declared daily and paid monthly in additional shares or cash;
     and

o Wire transfers, free check redemptions and other convenient cash management services are available.


For current yield information and for purchase and redemption information, call your Alex. Brown & Sons Incorporated investment representative or (410) 895-5995.


This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be read and retained for future reference. A statement of additional information dated August 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 553-8080.

                               TABLE OF CONTENTS




                                    Page
 1. Table of Fees and Expenses          2
 2. Financial Highlights                3
 3. Investment Program                  6
 4. How to Invest in the Fund           9
 5. How to Redeem Shares               11
 6. Dividends and Taxes                13
 7. Management of the Fund             14
 8. Current Yield                      16
 9. General Information                16
Application                            A-1


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                        IS A CRIMINAL OFFENSE.  Prospectus Dated: August 1, 1997

1 Table of Fees and
     Expenses

The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses that an investor in each Series of the Fund may bear directly and indirectly. A person who purchases shares of the Fund through a financial institution may be charged separate fees by the financial institution. Actual expenses may be greater or less than those shown.




                                                                       Prime      Treasury    Tax-Free
                                                                       Series      Series      Series
                                                                      ----------  ----------  ---------
Shareholder Transaction Expenses
--------------------------------------------------------------------  ----------  ----------  ---------
 Maximum Sales Charge Imposed on Purchases  ........................    None        None       None
 Maximum Sales Charge Imposed on Reinvested Dividends   ............    None        None       None
 Maximum Deferred Sales Charge  ....................................    None        None       None
 Redemption Fees    ................................................    None        None       None
Annual Fund Operating Expenses                                        As a % of Average Daily Net Assets
--------------------------------------------------------------------- -----------------------------------
 Management Fees (See "Management of the Fund -- Investment Advisor
  and Sub-Advisor")    .............................................    .27%        .25%       .28%
 12b-1 Fees (See "Management of the Fund -- Distributor")  .........    .25%        .25%       .25%
 Other Expenses  ...................................................    .11%        .11%       .09%
                                                                        -----       -----      -----
 Total Fund Operating Expenses  ....................................    .63%        .61%       .62%
                                                                        =====       =====      =====


Example

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in each Series would have paid transaction and operating expenses at the end of each year as follows:





                     Prime      Treasury     Tax-Free
                     Series      Series       Series
                     --------   ----------   ---------
 1 year  .........     $ 6         $ 6          $ 6
 3 years    ......     $20         $20          $20
 5 years    ......     $35         $34          $35
 10 years   ......     $79         $76          $77



The Expenses and Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

2 Financial Highlights

The financial highlights included in these tables are a part of the Fund's financial statements for the Prime Series, the Treasury Series and the Tax-Free Series for the indicated fiscal periods that have been audited by the Fund's independent accountants. The financial statements and financial highlights for the fiscal year ended March 31, 1997 and the report of the Fund's independent accountants thereon are included in the Statement of Additional Information, which can be obtained at no charge by calling the Fund at (800) 553-8080.



Prime Series

(For a share outstanding throughout each period)





                                                        For the Year Ended March 31,
                                   ----------------------------------------------------------------------
                                      1997(1)           1996(1)           1995(1)           1994(1)
                                   ----------------  ----------------  ----------------  ----------------
Per Share Operating
 Performance:
Net asset value at beginning of
 period  ........................  $        1.00     $        1.00     $        1.00     $        1.00
                                   --------------    --------------    --------------    --------------
Income from Investment
Operations:
Net investment income   .........         0.0478            0.0524            0.0442            0.0262
Less Distributions:
Dividends from net
 investment income   ............        (0.0478)          (0.0524)          (0.0442)          (0.0262)
                                   --------------    --------------    --------------    --------------
Net asset value at end of
 period  ........................  $        1.00     $        1.00     $        1.00     $        1.00
                                   ==============    ==============    ==============    ==============
Total Return:
Based on net asset value per
 share   ........................         4.88  %           5.36  %           4.51  %           2.65  %
Ratios to Average Daily Net
Assets:
Expenses ........................         0.63  %           0.60  %           0.61  %           0.62  %
Net investment income   .........         4.78  %           5.21  %           4.46  %           2.62  %
Supplemental Data:
Net assets at end of period   ...  $2,552,053,912    $2,392,658,047    $1,479,806,435    $1,368,451,627
Number of shares outstanding
 at end of period ...............  2,552,045,195     2,392,661,216     1,479,804,186     1,368,449,549



                                                                                                               For the
                                                                                                                Eleven
                                                                                                                Months
                                                                                                                Ended
                                                                                                              March 31,
                                      1993(1)           1992(1)           1991(1)             1990             1989(2)
                                   ----------------  ----------------  ----------------  ----------------  ------------------
Per Share Operating
 Performance:
Net asset value at beginning of
 period  ........................  $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                   --------------    --------------    --------------    --------------    --------------
Income from Investment
Operations:
Net investment income   .........         0.0295            0.0485            0.0734            0.0846             0.0712
Less Distributions:
Dividends from net
 investment income   ............        (0.0295)          (0.0485)          (0.0734)          (0.0846)           (0.0712)
                                   --------------    --------------    --------------    --------------    --------------
Net asset value at end of
 period  ........................  $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                   ==============    ==============    ==============    ==============    ==============
Total Return:
Based on net asset value per
 share   ........................         2.99  %           4.96  %           7.59  %           8.80  %            8.01  %(3)
Ratios to Average Daily Net
Assets:
Expenses ........................         0.63  %           0.61  %           0.59  %           0.52  %            0.54  %(3)
Net investment income   .........         2.95  %           4.84  %           7.31  %           8.42  %            7.81  %(3)
Supplemental Data:
Net assets at end of period   ...  $1,481,103,834    $1,512,362,510    $1,295,888,161    $1,312,276,151    $1,084,793,157
Number of shares outstanding
 at end of period ...............  1,481,101,756     1,512,360,432     1,295,888,161     1,312,272,415      1,084,789,421


                                     For the
                                   Year Ended
                                    April 30,
                                   -------------
                                      1988
                                   -------------
Per Share Operating
 Performance:
Net asset value at beginning of
 period  ........................  $      1.00
                                   ------------
Income from Investment
Operations:
Net investment income   .........       0.0647
Less Distributions:
Dividends from net
 investment income   ............      (0.0647)
                                   ------------
Net asset value at end of
 period  ........................  $      1.00
                                   ============
Total Return:
Based on net asset value per
 share   ........................       6.67  %
Ratios to Average Daily Net
Assets:
Expenses ........................       0.52  %
Net investment income   .........       6.46  %
Supplemental Data:
Net assets at end of period   ...  $874,051,953
Number of shares outstanding
 at end of period ...............  874,047,336



--------
 1 Financial information for fiscal years ended March 31, 1997, 1996, 1995,
   1994, 1993, 1992 and 1991, respectively, is given for the Alex. Brown Cash Reserve Shares class of the Prime Series.
 2 The Fund's fiscal year-end was changed to March 31.
 3 Annualized.

Financial Highlights (continued)

Treasury Series


(For a share outstanding throughout each period)




                                                    For the Year Ended March 31,
                               ----------------------------------------------------------------------
                                 1997(1)         1996(1)           1995(1)             1994(1)
                               --------------  --------------  ------------------  ------------------
Per Share Operating
 Performance:
Net asset value at
 beginning of period   ......  $      1.00     $      1.00        $      1.00         $      1.00
                               ------------    ------------       ------------        ------------
Income from Investment
Operations:
Net investment income  ......       0.0453          0.0494             0.0411              0.0255
Less Distributions:
Dividends from net
 investment income  .........      (0.0453)        (0.0494)           (0.0411)            (0.0255)
                               ------------    ------------       ------------        ------------
Net asset value at end of
 period .....................  $      1.00     $      1.00        $      1.00         $      1.00
                               ============    ============       ============        ============
Total Return:
Based on net asset value
 per share ..................       4.63  %         5.05  %            4.19  %             2.58  %
Ratios to Average Daily
Net Assets:
Expenses   ..................       0.61  %         0.58  %            0.55  %(4)          0.54  %(4)
Net investment income  ......       4.54  %         4.94  %            4.09  %(5)          2.55  %(5)
Supplemental Data:
Net assets at end of period    $678,444,803    $666,814,158       $512,167,212        $581,724,214
Number of shares
 outstanding at end of
 period .....................  678,391,386     666,762,028     512,162,864         581,723,448



                                                                                                       For the
                                                                                                        Eleven
                                                                                                        Months
                                                                                                        Ended
                                                                                                      March 31,
                                   1993(1)           1992(1)         1991(1)           1990            1989(2)
                               ------------------  --------------  --------------  --------------  ------------------
Per Share Operating
 Performance:
Net asset value at
 beginning of period   ......     $      1.00      $      1.00     $      1.00     $      1.00        $      1.00
                                  ------------     ------------    ------------    ------------       ------------
Income from Investment
Operations:
Net investment income  ......          0.0285           0.0477          0.0698          0.0829             0.0696
Less Distributions:
Dividends from net
 investment income  .........         (0.0285)         (0.0477)        (0.0698)        (0.0829)           (0.0696)
                                  ------------     ------------    ------------    ------------       ------------
Net asset value at end of
 period .....................     $      1.00      $      1.00     $      1.00     $      1.00        $      1.00
                                  ============     ============    ============    ============       ============
Total Return:
Based on net asset value
 per share ..................          2.89  %          4.88  %         7.21  %         8.61  %            7.82  %(3)
Ratios to Average Daily
Net Assets:
Expenses   ..................          0.55  %(4)       0.55  %         0.56  %         0.41  %            0.44  %(3)
Net investment income  ......          2.87  %(5)       4.76  %         6.82  %         8.25  %            7.50  %(3)
Supplemental Data:
Net assets at end of period       $618,175,839     $725,010,207    $716,551,599    $272,467,125       $235,086,589
Number of shares
 outstanding at end of
 period .....................  618,152,465         725,010,207     716,551,599     272,509,276     235,197,074



                                 For the
                               Year Ended
                                April 30,
                                  1988
                               -------------
Per Share Operating
 Performance:
Net asset value at
 beginning of period   ......  $      1.00
                               ------------
Income from Investment
Operations:
Net investment income  ......       0.0617
Less Distributions:
Dividends from net
 investment income  .........      (0.0617)
                               ------------
Net asset value at end of
 period .....................  $      1.00
                               ============
Total Return:
Based on net asset value
 per share ..................       6.35  %
Ratios to Average Daily
Net Assets:
Expenses   ..................       0.45  %
Net investment income  ......       6.17  %
Supplemental Data:
Net assets at end of period    $280,628,025
Number of shares
 outstanding at end of
 period .....................  280,519,083



--------
 1 Financial information for fiscal years ended March 31, 1997, 1996, 1995,
   1994, 1993, 1992 and 1991, respectively, is given for the Alex. Brown Cash Reserve Shares class of the Treasury Series.
 2 The Fund's fiscal year-end was changed to March 31.
 3 Annualized.
 4 Ratio of expenses to average daily net assets prior to partial fee waivers was 0.56% for the fiscal years ended March 31, 1995, 1994 and 1993, respectively.
 5 Ratio of net investment income to average daily net assets prior to partial fee waivers was 4.08%, 2.53%, and 2.86% for the years ended March 31, 1995, 1994 and 1993, respectively.

Financial Highlights (concluded)

Tax-Free Series


(For a share outstanding throughout each period)




                                                                For the Year Ended March 31,
                               ----------------------------------------------------------------------------------------------
                                   1997            1996            1995            1994            1993            1992
                               --------------                  --------------  --------------  --------------  --------------
 Per Share Operating
  Performance:
 Net asset value at
  beginning of period  ......   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00      $      1.00
                                -----------     -----------     -----------     -----------     -----------      -------------
 Income from Investment
  Operations:
 Net investment income       .       0.0286          0.0318          0.0271          0.0184          0.0213           0.0353
Less Distributions:
 Dividends from net
  investment income    ......       (0.0286)        (0.0318)        (0.0271)        (0.0184)        (0.0213)         (0.0353)
                                -----------     -----------     -----------     -----------     -----------      -------------
 Net asset value at end of
  period   ..................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00      $      1.00
                                ===========     ===========     ===========     ===========     ===========      =============
Total Return:
 Based on net asset value
  per share   ...............        2.90  %         3.23  %         2.75  %         1.86  %         2.15  %          3.59  %
Ratios to Average Daily
 Net Assets:
 Expenses  ..................        0.62  %         0.60  %         0.57  %         0.58  %         0.60  %          0.56  %3
 Net investment income       .       2.86  %         3.16  %         2.74  %         1.84  %         2.13  %          3.49  %4
Supplemental Data:
 Net assets at end of
  period   ..................  $647,212,025    $571,507,000    $475,384,229    $378,859,232    $315,661,447    $304,987,823
 Number of shares
  outstanding at end
  of period   ...............   647,283,274     571,593,265     475,474,913     378,939,262     315,700,742      305,008,959



                               For the Period
                               Dec. 17, 19901
                                  through
                               March 31, 1991
                               ---------------
 Per Share Operating
  Performance:
 Net asset value at
  beginning of period  ......    $       1.00
                                 --------------
 Income from Investment
  Operations:
 Net investment income       .         0.0124
Less Distributions:
 Dividends from net
  investment income    ......         (0.0124)
                                 --------------
 Net asset value at end of
  period   ..................    $       1.00
                                 ==============
Total Return:
 Based on net asset value
  per share   ...............          4.35  %2
Ratios to Average Daily
 Net Assets:
 Expenses  ..................          0.53  %2
 Net investment income       .         4.25  %2
Supplemental Data:
 Net assets at end of
  period   ..................  $256,895,180
 Number of shares
  outstanding at end
  of period   ...............     256,895,680



--------

 1 Date operations commenced.
 2 Annualized.
 3 Ratio of expenses to average daily net assets prior to partial fee waivers was .57% for the year ended March 31, 1992.
 4 Ratio of net investment income to average daily net assets prior to partial fee waivers was 3.48% for the year ended March 31, 1992.

3 Investment Program


Investment Objectives


The investment objective of each Series of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The Tax-Free Series seeks income exempt from federal income taxes. Each Series endeavors to achieve its objective by investing in a diversified portfolio of domestic money market instruments that satisfy strict credit quality standards and that mature within one year or less from the date of purchase. The Tax-Free Series endeavors to achieve its objective by investing in a diversified portfolio of high quality, short-term municipal obligations. (See "Portfolio Investments -- Treasury Series -- Prime Series -- Tax-Free Series.")


Portfolio Investments

     -- Treasury Series


The Treasury Series may invest in U.S. Treasury obligations consisting of marketable securities and instruments issued by the U.S. Treasury, including bills, notes, bonds and other obligations. It is management's intention to have 100% of the Treasury Series' assets invested in such instruments at all times. In unusual circumstances, up to 10% of the Treasury Series' assets may be invested in repurchase agreements collateralized by U.S. Treasury obligations. Such investments will be made only when it is necessary to ensure that the Series is fully invested while satisfying its liquidity requirements.


 -- Prime Series

In addition to the U.S. Treasury obligations described above and repurchase agreements collateralized by U.S. Treasury securities, the Prime Series may invest in obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government. Some of these obligations are backed by the full faith and credit of the U.S. Government (e.g., the Government National Mortgage Association), others are supported by the issuing agency's right to borrow from the U.S. Treasury (e.g., securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (e.g., the Federal National Mortgage Association).


The Prime Series may also invest in a broad range of commercial and bank obligations that the investment advisor, under guidelines established by the Board of Directors, believes present minimal credit risk and that satisfy the criteria for such obligations described below:



The Prime Series may invest in instruments consisting of commercial paper and variable amount master demand notes. Eligible commercial paper is limited to short-term, unsecured promissory notes issued by corporations that (i) are rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1+ or A-1 by Standard and Poor's Ratings Group ("S&P") or (ii) if not rated by Moody's or S&P, are of comparable quality to Prime-1 or A-1+ or A-1 instruments as determined by the Fund's investment advisor; and (iii) are otherwise "Eligible Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula.

Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All master demand notes acquired by the Prime Series will be payable within a prescribed notice period not to exceed seven days. (See the Statement of Additional Information for information with respect to commercial paper and bond ratings.)


The Prime Series may also invest in bank instruments consisting mainly of certificates of deposit and bankers' acceptances that (i) are issued by U.S. banks that satisfy applicable quality standards; or (ii) are fully insured as to principal and interest by the Federal Deposit Insurance Corporation.


 -- Tax-Free Series

The Tax-Free Series may invest in municipal securities consisting of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public purposes (including the construction of a wide range of public facilities), for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"); provided that the interest paid on such debt obligations and private activity bonds, in the opinion of bond counsel, is exempt from federal income taxes.


The Tax-Free Series invests in high quality municipal securities that the investment advisor believes, under guidelines established by the Board of Directors, present minimal credit risk and that at the time of purchase are rated within the two highest credit categories assigned by the recognized rating agencies, including: (1) bonds rated Aaa or Aa by Moody's or AAA or AA by S&P; (2) municipal commercial paper rated Prime-1 or Prime-2 by Moody's or A-1+, A-1 or A-2 by S&P (provided that such purchases would be further limited unless the instrument meets the definition of "Eligible Security" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended); (3) municipal notes and floating and variable rate demand obligations rated SP-1 or higher by S&P or MIG2 or VMIG or higher by Moody's; and (4) obligations secured by letters of credit providers rated within the two highest categories by any nationally recognized bank rating agency approved by the Fund's Board of Directors. The Tax-Free Series may purchase unrated securities if they are determined by the investment advisor, under guidelines established by the Board of Directors, to be of comparable value to those obligations rated in the categories described above.


The Tax-Free Series may hold cash reserves pending investment of such reserves in municipal securities.


It is a fundamental policy of the Tax-Free Series to have its assets invested so that at least 80% of the Series' income will be exempt from federal income taxes, and it is the Tax-Free Series' present intention (but it is not a fundamental policy) to invest its assets so that 100% of its annual interest income will be tax-exempt. From time to time, on a temporary basis or for defensive purposes, however, the Fund may invest up to all of its assets in taxable short-term investments that meet the criteria for investment for the Treasury or Prime Series as described above.

The Tax-Free Series will seek to avoid the purchase of private activity bonds the interest on which will be considered to be an item of preference for purposes of alternative minimum tax liability for individuals under the Internal Revenue Code of 1986, as amended (the "Code").



Other Investment Practices



The Fund may enter into the following arrangements with respect to any Series:


When-Issued Securities involving commitments by a Series to purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Series will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities.


The Prime Series and the Treasury Series may also enter into the following arrangements:



Repurchase Agreements under which the purchaser (for example, a Series of the Fund) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, repurchase agreements entered into by a Series will not have a stated maturity in excess of seven days from the date of purchase. A Series may enter into repurchase agreements with institutions that the Fund's Board of Directors believes present minimal credit risk. Default by, or bankruptcy proceedings with respect to the seller may, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.



The Prime Series may also enter into the following arrangements:



Reverse Repurchase Agreements involving the sale of money market instruments held by the Prime Series, with an agreement to repurchase the instruments at an agreed upon price and date. The Prime Series will employ reverse repurchase agreements only when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions. The Prime Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments that would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities retained by the Prime Series in lieu of liquidation may decline below the repurchase price of the securities sold by the Prime Series, which it is obligated to repurchase.



Investment Restrictions



The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations, the most significant of which are set forth as follows:

(1) No Series may purchase securities of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities and any municipal securities guaranteed by the U.S. Government), if immediately after such purchase more than 5% of the value of such Series' assets would be invested in such issuer;


(2) No Series may borrow money or issue senior securities, except that (i) any Series may borrow money from banks for temporary purposes in amounts up to 10% of the value of such Series' total assets at the time of borrowing, provided that any such borrowings are repaid prior to the purchase of additional portfolio securities, (ii) the Prime Series may enter into reverse repurchase agreements in accordance with its investment program and (iii) any Series of the Fund may enter into commitments to purchase securities in accordance with its investment program;


(3) No Series may lend money or securities except to the extent that a Series' investments may be considered loans;


(4) The Prime Series may not purchase any commercial paper or variable rate demand notes that would cause more than 25% of the value of the Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; and


(5) The Tax-Free Series may not purchase any securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit and guarantees of banks) that would cause more than 25% of the value of the Series' total net assets at the time of such purchase to be invested in: (i) securities of one or more issuers conducting their principal activities in the same state; (ii) securities, the interest on which is paid from revenues of projects with similar characteristics; or (iii) industrial development bonds the obligors of which are in the same industry.


(6) The Tax-Free Series will be invested so that at least 80% of the Series' income will be exempt from federal income taxes.


The investment objectives of each Series of the Fund as described under "Investment Objectives" and the foregoing restrictions are matters of fundamental policy except where noted and may not be changed without the affirmative vote of a majority of the outstanding shares of the Series affected. The Treasury Series has a policy, which may be changed by the Fund's Board of Directors and without shareholder approval, of limiting investments in U.S. Government obligations to U.S. Treasury obligations.


The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.






4 How to Invest in the Fund


General Information on Purchases

Shares of any Series may be purchased from Alex. Brown & Sons Incorporated ("Alex. Brown") or through securities dealers that have entered into dealer agreements with Alex. Brown ("Participating Dealers") or through institutions that maintain accounts with the Fund on behalf of their customers. The terms and conditions under which purchases will be effected may be subject to terms and conditions set forth in agreements between the investor and Alex. Brown, a Participating Dealer or other institution through which investments are made.

The minimum initial investment in any Series of the Fund is $1,500. Subsequent investments in the same Series must be at least $100. Orders for the purchase of Fund shares are accepted only on a "business day of the Fund," which means any day on which PNC Bank, National Association ("PNC"), the Fund's custodian, and the New York Stock Exchange are open for business. It is expected that during the next twelve months, PNC and/or the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

An order to purchase Fund shares is effective only when Alex. Brown receives an order in proper form and federal funds are available to the Fund for investment. The Fund reserves the right to reject any order for the purchase of Fund shares. Fund shares are purchased at the net asset value next determined after acceptance of the order.

The net asset value of all shares of the Treasury Series and the Tax-Free Series is determined daily as of 11:00 a.m. (Eastern Time) and the net asset value of all shares of the Prime Series is determined daily as of 12:00 noon (Eastern Time) on each business day of the Fund. Because the Fund uses the amortized cost method of valuing the portfolio securities of each Series and rounds the per share net asset value of shares of each Series, it is anticipated that the net asset value of each Series will remain constant at $1.00 per share, but there can be no assurance that this objective can be met. Share purchases for the Treasury Series and Tax-Free Series effected before 11:00 a.m. (Eastern Time) and share purchases for the Prime Series effected before 12:00 noon (Eastern Time) begin to earn dividends on the same business day. Share purchases received after these times begin to earn dividends on the following day. Payments transmitted by check are normally converted into federal funds within two business days and are accepted subject to collection at full face amount. If purchases of shares are made by check, redemption of those shares may be restricted. (See "How to Redeem Shares.")



Purchases through Alex. Brown

Shares of any Series of the Fund may be purchased with funds on account with Alex. Brown. Any investor who does not already maintain an Alex. Brown account may open one by calling an Alex. Brown investment representative or by completing the application included with this prospectus and mailing it, together with the initial purchase amount, to the address indicated. Investments in any Series of the Fund may be made by any one of the following convenient methods.


 1. By telephone -- Investors may call their Alex. Brown investment representative and request that available cash balances in their Alex. Brown account be invested in one or more Series of the Fund.


 2. By mail -- Investors may mail checks for purchases of shares of any Series of the Fund to their Alex. Brown investment representative or deliver checks directly to their local Alex. Brown office. Alternatively, investors may mail checks to Alex. Brown through the use of convenient share purchase order tickets and pre-addressed envelopes. A supply of order tickets and envelopes may be obtained through any Alex. Brown investment representative or by calling
(800) 553-8080.



 3. By wire -- Shares of any Series may be purchased by wiring funds to an Alex. Brown account. Investors should call an Alex. Brown investment representative or (410) 727-1700 for instructions.



 4. Through an automatic investment and redemption program -- Alex. Brown has established a special procedure whereby proceeds from sales of securities will be combined with other available credit balances in an Alex. Brown customer's account (the "account") on settlement date and invested in shares of the Series of the Fund selected by the customer. In addition, all credit balances in an account at the end of each day are invested on the next business day of the Fund so long as the resulting Fund balance is $100 or more. Additionally, Fund shares will be redeemed automatically to pay for securities purchases in the account. Such redemption will be made on the settlement date of the securities purchase.


The initial purchase requirement of $1,500 does not apply to those shareholders who elect to take part in the Automatic Investment and Redemption Program.


Purchases through Dealers and Institutions


Special procedures are established for expediting transactions on behalf of securities dealers and institutional accounts. The Fund and Alex. Brown have arranged for PNC to offer sub-accounting services to Fund shareholders and maintain information with respect to underlying share owners. Bank trust departments, investment counselors, brokers, and others desiring sub-accounting services can make the necessary arrangements through the Fund or Alex. Brown. Check redemption services cannot be made available, however, for shares held in sub-accounts.




5 How to Redeem Shares


In addition to participation in the automatic purchase and redemption program described above, shareholders may redeem all or part of their shares of any Series on any business day of the Fund by transmitting a redemption order to Alex. Brown by any of three convenient methods outlined below. A redemption request is effected at the net asset value next determined after tender of shares for redemption. Redemption orders for the Treasury Series and the Tax-Free Series received after 11:00 a.m. (Eastern Time) and redemption orders for the Prime Series received after 12:00 noon (Eastern Time) will be executed on the following business day of the Fund at the net asset value of the Series to be redeemed next determined after receipt of the order. If the shares to be redeemed were purchased by check, the Fund reserves the right not to honor the redemption request until the check has cleared, and redemption of such shares by wire or by check redemption will be restricted for a period of fifteen calendar days unless the proceeds of redemption are used to purchase other securities through Alex. Brown. The right to redeem shares may be affected by the terms and conditions of the shareholder's account agreement with Alex. Brown, a Participating Dealer or other institution.

Redemption by Check


Shareholders who complete the necessary forms may establish special check redemption privileges that entitle them to write checks drawn on the Fund that will clear through the Fund's account with PNC, in any amount not less than $500. The payee of the check may cash or deposit it in the same way as an ordinary bank check. Shareholders are entitled to dividends on the shares redeemed until the check has been presented to PNC for payment. If the amount of the check exceeds the value of the Fund shares of all Series in the account, the check will be returned to the payee marked "nonsufficient funds." Checks written in amounts less than $500 may also be returned. The Fund in its discretion will honor such checks but will charge the account a servicing fee of $15. Cancelled checks will not be returned to the shareholder, but the amounts will be reflected on the shareholder's monthly Alex. Brown statement of account. Since the total amount of shares in an account may vary, shareholders should not attempt to redeem their entire account by check.


The Fund reserves the right to terminate or alter check redemption privileges at any time, to impose a service charge, or to charge for checks. The Fund also may charge a shareholder's account for returned checks and for effecting stop orders.

If a shareholder of more than one Series presents a check redemption request, the Fund will automatically redeem shares of such Series in the following order until the full amount of the check redemption has been satisfied: Tax-Free Series, Prime Series and Treasury Series.

If a shareholder desires check redemption privileges, the necessary forms may be obtained through Alex. Brown.


Redemption by Wire



A shareholder who wishes to redeem $10,000 or more and who has previously completed the necessary authorizations, may request that payment be made by wire transfer of federal funds. In such case, once the redemption is effected, payment will be made in federal funds wired to the shareholder's bank on the same day. Alex. Brown will subtract from the redemption proceeds the cost of effecting the wire transfer.



Redemption by Mail



A shareholder may redeem Fund shares in any amount by mailing a redemption request to Alex. Brown at P.O. Box 17250, Baltimore, Maryland 21203.
Payment for shares redeemed by mail will be made by check and will ordinarily be mailed within seven days after receipt by Alex. Brown of a written redemption request in good order. The request must include the following:



(a) a letter of instruction specifying the Alex. Brown account number and the Series (Prime, Treasury or Tax-Free) and the number of shares or dollar amount to be redeemed (or that all shares of a Series credited to an Alex. Brown account be redeemed), signed by all owners of the shares in the exact names in which their Alex. Brown account is maintained;


(b) a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), a securities exchange or association, clearing agency or savings association; and


(c) any additional documents required by the Fund or transfer agent for redemption by corporations, partnerships, trusts or fiduciaries.

Additional Information on Redemption

Dividends payable up to the date of redemption on redeemed shares will be paid on the next dividend payment date. If all of the shares of a Series of the Fund in an Alex. Brown account have been redeemed on the dividend payment date, the dividend will be credited in cash to the shareholder's account at Alex. Brown.


The Board of Directors may authorize redemption of all shares in an account of any Series that has been reduced by the shareholder to less than $500, if the Board of Directors determines that it is necessary to reduce disproportionately burdensome expenses of servicing small accounts or is otherwise in the best interest of the Fund. At least 60 days' prior notice will be given to allow a shareholder to make an additional minimum investment set by the Board of Directors to avoid redemption.




6 Dividends and Taxes

Dividends

All of the net income earned on each Series is normally declared as dividends daily to the respective shareholders of record of each Series. Dividends on each Series are normally payable on the first day that a share purchase order is effective but not on the date that a redemption order is effective. Dividends are declared daily and reinvested monthly in the form of additional full and fractional shares of the same Series at net asset value, unless the shareholder has elected to have dividends paid in cash.



Taxes

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the shareholders, and the discussion herein is not intended as a substitute for careful tax planning. Accordingly, shareholders are advised to consult with their own tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above. Additional information concerning taxes is set forth in the Statement of Additional Information.


Each Series of the Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as a Series qualifies for this tax treatment, it will not be required to pay federal income taxes on amounts distributed to shareholders; but shareholders, unless otherwise exempt, will pay taxes on taxable amounts so distributed.


The Tax-Free Series intends to qualify to pay "exempt-interest dividends" to its shareholders, by satisfying certain Code requirements described in the Statement of Additional Information. So long as these and certain other requirements are met, dividends of the Tax-Free Series derived from net tax-exempt interest income will be exempt-interest dividends that are excluded from the gross income of such Series' shareholders for federal income tax purposes. Exempt-interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences. (See the Statement of Additional Information.)

Current federal tax law limits the types and volume of securities qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends. All or a portion of the interest on indebtedness incurred or continued by a shareholder to purchase or carry Shares is not deductible for federal income tax purposes. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisors before purchasing Shares. (See the Statement of Additional Information.)

Distributions of net investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses) are taxed to shareholders as ordinary income. Distributions will not be eligible for the dividends received deduction otherwise available to corporate shareholders. Although no Series expects to realize any long-term capital gains, any distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares.

Ordinarily, shareholders will include in their taxable income all dividends declared by a Series in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by a Series in the year in which the dividends were declared.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.


The sale, exchange or redemption of shares is a taxable event for the shareholder.


Shareholders of the Treasury Series may not be required to pay state income tax on dividends to the extent such dividends are derived from interest on U.S. Treasury obligations. State laws vary and investors are encouraged to consult with their tax advisors on this issue.






7 Management of the Fund

Board of Directors
The overall business and affairs of the Fund are managed by its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. A majority of the Board of Directors of the Fund have no affiliation with Alex. Brown, the Fund's advisor or the Fund's sub-advisor.

Investment Advisor

Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Alex. Brown Incorporated (described below), was organized in 1987 and acts as the Fund's investment advisor. ICC supervises and manages the Fund's operations and generally provides management and administrative services for the Fund. ICC may delegate its duties and has delegated certain of such duties for the Tax-Free Series to the Fund's sub-advisor as described below. ICC is also investment advisor to, and Alex. Brown acts as distributor for, several funds in the Flag Investors family of funds which, as of May 31, 1997, had net assets of approximately $5.5 billion.

As compensation for providing investment advisory services to the Fund for the fiscal year ended March 31, 1997, ICC received a fee equal to .27% of the Prime Series' average daily net assets, .25% of the Treasury Series' average daily net assets and .28% of the Tax-Free Series' average daily net assets. ICC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series.

ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime and Treasury Series. (See "Custodian, Transfer Agent and Accounting Services.")


Sub-Advisor

PNC Institutional Management Corporation ("PIMC") acts as sub-advisor to the Tax-Free Series pursuant to a sub-advisory agreement between ICC and PIMC. PIMC is a wholly-owned subsidiary of PNC, the Fund's custodian. Subject to the oversight of ICC, PIMC is responsible for managing the Tax-Free Series' investments. PIMC was organized in 1977 to perform advisory services for investment companies. PNC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia, Pennsylvania area since 1847. PIMC advises or manages approximately 43 investment portfolios with total assets of approximately $37.2 billion as of May 31, 1997.

As compensation for its services as sub-advisor to the Tax-Free Series for the fiscal year ended March 31, 1997, PIMC received a fee from ICC equal to .14% of the average daily net assets of the Tax-Free Series. If ICC voluntarily waives a portion of its fee with respect to the Tax-Free Series (see "Investment Advisor"), PIMC has agreed to waive a portion of its fee in the same proportion and for the same time periods as ICC's waiver.

In the fiscal year ended March 31, 1997, the expenses borne by each Series of the Fund, including the fees to ICC, amounted to .63% of the Prime Series' average daily net assets, .61% of the Treasury Series' average daily net assets and .62% of the Tax-Free Series' average daily net assets.


Distributor

Alex. Brown serves as the exclusive distributor for shares of the Fund's three Series. Alex. Brown is an investment banking firm that offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. As compensation for its services for the fiscal year ended March 31, 1997, Alex. Brown received a fee from the Fund that represented .25% of the Fund's average daily net assets.

Alex. Brown may make payments to shareholder servicing agents, including securities dealers, banks and other financial institutions, that provide shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. In addition, financial institutions may be required to register as dealers pursuant to state securities laws.


Alex. Brown may use a portion of the fee it receives from the Fund to compensate its investment representatives for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund, and communicating with the Fund and its transfer agent on behalf of the Fund's shareholders. Additionally, Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.





8 Current Yield

From time to time the Fund advertises the "yield" and "effective yield" of a particular Series or class. Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Series or class refers to the income generated by an investment in that Series or class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week of a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Tax-Free Series may also advertise a taxable-equivalent yield or effective yield, which are calculated by applying a stated income tax rate to the Series' tax-exempt income for the same periods and annualized as described above.


The yield for any Series or class of the Fund can be obtained by calling an Alex. Brown investment representative or (410) 895-5995.





9 General Information


Description of Shares

The Fund is an open-end, diversified management investment company. The Fund was reorganized under the laws of the State of Maryland on April 5, 1990. The Fund is authorized to issue 8 billion shares of common stock, with a par value of $.001 per Share. Shares of the Fund are divided into three series, each with a par value of $.001 - the Prime Series, the Treasury Series and the Tax-Free Series. Each of the Series currently offers one or more classes, which classes differ from each other principally in distribution fees, in some instances shareholder servicing fees, and the method of distribution, which may affect performance. For information regarding the other classes of shares, please call
(800) 553-8080. Shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular Series or class will have the exclusive right to vote on matters affecting only the rights of the holders of such Series or class. For example, holders of a particular Series will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such Series. In the event of dissolution or liquidation, holders of shares of each Series will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective Series less (b) the liabilities of the Fund attributable to the respective Series or allocated among all Series based on the respective liquidation value of each Series.

There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional series or classes of Fund shares without shareholder approval.

Custodian, Transfer Agent and Accounting Services


Investment Company Capital Corp., the Fund's investment advisor, also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime Series and the Treasury Series. As compensation for providing accounting services to the Prime Series and the Treasury Series for the fiscal year ended March 31, 1997, ICC received from the Fund a fee equal to
 .01% of the Prime Series' average daily net assets and .02% of the Treasury Series' average daily net assets. PNC acts as custodian for the Fund's portfolio securities and cash. PFPC Inc., an affiliate of PNC, provides accounting services to the Tax-Free Series. (See the Statement of Additional Information.)



Annual Meetings

Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders may remove directors from office by votes cast at a meeting of shareholders or by written consent. A meeting of shareholders may be called at the request of the holders of 10% or more of the Fund's outstanding shares.


Reports

The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.



Shareholder Inquiries


Shareholders with inquiries concerning their shares should contact an Alex. Brown investment representative or (800) 553-8080.

                              BOARD OF DIRECTORS
                             CHARLES W. COLE, JR.
                                    Chairman


   RICHARD T. HALE                                       EUGENE J. McDONALD
      Director                                                   Director



    JAMES J. CUNNANE                                       REBECCA W. RIMEL
      Director                                                   Director


    JOHN F. KROEGER                                       TRUMAN T. SEMANS
      Director                                                   Director



   LOUIS E. LEVY                                         CARL W. VOGT, ESQ.
Director                                                   Director





------------------------------------------------------------------

                                          OFFICERS


RICHARD T. HALE                M. ELLIOTT RANDOLPH, JR.      JOSEPH A. FINELLI
   President                          Vice President               Treasurer




EDWARD J. VEILLEUX                PAUL D. CORBIN             LAURIE D. COLLIDGE
Executive Vice President           Vice President           Assistant Secretary


                               MONICA M. HAUSNER
                                 Vice President


                                SCOTT J. LIOTTA
                          Vice President and Secretary


------------------------------------------------------------------



      Distributor                                              Custodian
ALEX. BROWN & SONS  INCORPORATED                              PNC BANK
                                                       Airport Business Center
    One South Street                                      200 Stevens Drive
 Baltimore, Maryland 21202                          Lester, Pennsylvania 19113
     (410) 727-1700


      Investment Advisor                                    Fund Counsel
 INVESTMENT COMPANY CAPITAL CORP.                MORGAN, LEWIS & BOCKIUS LLP
   One South Street                                   2000 One Logan Square
Baltimore, Maryland 21202                       Philadelphia, Pennsylvania 19103

  Sub-Advisor                                       Independent Accountants
  Tax-Free Series                                   COOPERS & LYBRAND L.L.P.
  PNC INSTITUTIONAL MANAGEMENT CORP.                2400 Eleven Penn Center
      400 Bellevue Parkway                     Philadelphia, Pennsylvania 19103
   Wilmington, Delaware 19809


                                 Transfer Agent
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                           Baltimore, Maryland 21202
                                 (800) 553-8080


                                       18
(C) BY ALEX. BROWN & SONS INCORPORATED

     Alex. Brown Cash Reserve Fund, Inc.
     Application Form

------------------------------------------------------------

  TO OPEN A NEW ACCOUNT                       EXISTING ALEX. BROWN ACCOUNTS

  1.) Complete application below in full.       1.) My account number
                                                is -----------
  2.) Check enclosed for $------------------    2.) Name(s) -----------------

  3. (a). $--------  to be invested in Prime    3.) Check enclosed for
      Series.                                   $------------

     (b). $--------  to be invested in          4. (a). $-----  to be
          Treasury Series.                      invested in Prime Series.

     (c). $--------  to be invested in          (b). $-----  to be
          Tax-FreeSeries.                       invested in Treasury Series.

                                                (c). $-----  to be invested in

Tax-Free Series.

  All checks should be made payable to Alex. Brown & Sons Incorporated and mailed to:


                Alex. Brown Cash Reserve Fund, Inc.
                P.O. Box 17250
                Baltimore, Maryland 21203

  PLEASE NOTE: The minimum initial investment in each Series is $1,500.
             Subsequent investments in each Series must be $100 or more.
  ---------------------------------------------------------

  1. ACCOUNT REGISTRATION -- Please Print

  --------------------------------------                     ----------------
           Name                                              Social Security
                                                             or Tax ID No.**
  --------------------------------------
  Joint Owner's Name (if applicable)*

  ---------------------------------------------------------
  Street Address

  --------------  ---------  ---------  ----------  ----------

  City       State     Zip Code    Home Phone   Office Phone

   * In the case of joint ownership, joint tenancy with right of survivorship will be presumed unless otherwise indicated.

  ** Enter "Applied" if number has been applied for and not received.
  ---------------------------------------------------------

  2. DIVIDEND INSTRUCTIONS

  | | Place an "X" in this box if you want your dividends paid to you in cash.
   Otherwise, they will be reinvested in additional shares of the Fund.

  ---------------------------------------------------------

  3. CHECK REDEMPTION PRIVILEGE (Optional)
  | | Place an "X" in this box if you want information regarding the Check
      Redemption Privilege.

  ---------------------------------------------------------


                                                                             A-1


     (Please cut along dotted line)

                     Supplement dated August 1, 1997 to the
               Flag Investors Cash Reserve Prime Shares Prospectus
                              dated August 1, 1997

                       Alex. Brown Cash Reserve Fund, Inc.
                                  (the "Fund")

         The above prospectus is hereby amended and supplemented as follows:

         Alex. Brown Incorporated ("Alex. Brown") has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation ("Bankers Trust"), dated as of April 6, 1997, under which Alex. Brown would merge with and into a subsidiary of Bankers Trust (the "Merger"). Provided that shareholders of Alex. Brown approve the Merger at a shareholder meeting to be held on August 13, 1997, it is currently anticipated that the Merger will be consummated on or about August 31, 1997. At such time, the Fund's investment advisor and distributor will each become affiliates of Bankers Trust.

         Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund. After the Merger and provided shareholders of the Fund's Prime Series approve a new investment advisory agreement at a meeting to be held on August 14, 1997, the Prime Series' current investment advisor will continue to provide investment advisory services to the Prime Series. The new investment advisory agreement (including fees) is substantially the same as the Prime Series' current advisory agreement. Affiliates of Alex. Brown also will continue to provide services to Fund shareholders who are Alex. Brown customers. However, as a result of the Merger, individuals affiliated with Alex. Brown will not be able to hold positions as certain executive officers of the Fund and at least 75% of the members of the Board of Directors must not be interested persons of the investment advisor or Bankers Trust. In addition, the Fund will be required to engage an independent distributor.

         The Fund is currently taking steps to engage an independent distributor and to comply with the foregoing requirements. Alex. Brown does not believe such changes will substantially affect the operation of the Fund or the services received by shareholders.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------


                    [GRAPHIC OMITTED]







                                 FLAG INVESTORS
                           CASH RESERVE PRIME SHARES



                          (Class A and Class B Shares)



                   Prospectus & Application -- August 1, 1997


-----------------------------------------------------------------



Alex. Brown Cash Reserve Fund, Inc. (the "Fund") is a money market fund designed to seek as high a level of current income as is consistent with preservation of capital and liquidity.


This Prospectus relates to the Flag Investors Cash Reserve Prime Shares--Class A and Class B (the "Flag Investors Shares") of the Prime Series of the Fund. Flag Investors Shares are available through Alex. Brown & Sons Incorporated ("Alex. Brown") as well as Participating Dealers and Shareholder Servicing Agents. However, Flag Investors Class B Shares are available only through the exchange of Class B shares of other funds in the Flag Investors family of funds. (See "How to Invest in the Fund.")


The Fund's Statement of Additional Information and separate prospectuses concerning the other Series and classes of shares of the Fund may be obtained without charge from Alex. Brown, P.O. Box 515, Baltimore, Maryland 21203 or any securities dealer that has entered into a dealer agreement with Alex. Brown with respect to such other Series or classes.



This Prospectus sets forth basic information that investors should know about the Flag Investors Shares prior to investing and should be read and retained for future reference. A Statement of Additional Information dated August 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 553-8080.


For current yield information and for purchase and redemption information, call your investment representative or (800) 767-FLAG.
TABLE OF CONTENTS




Fund Expenses   ..................       1
Financial Highlights  ............       2
Investment Program    ............       5
Investment Restrictions  .........       6
How to Invest in the Fund   ......       6
How to Redeem Shares  ............       9
Telephone Transactions   .........       9
Dividends and Taxes   ............      10
Management of the Fund   .........      11
Investment Advisor    ............      11
Distributor  .....................      11
Custodian, Transfer Agent and
   Accounting Services   .........      12
Current Yield   ..................      12
General Information   ............      12
Application  .....................    A-1





THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PRIME SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.





Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

-----------------------------------------------------------------



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND EXPENSES

--------------------------------------------------------------------------------


Shareholder Transaction Expenses:



                                                                                   Flag            Flag
                                                                                 Investors      Investors
                                                                                 Class A         Class B
                                                                                  Shares          Shares
                                                                                 -----------   ---------------
Maximum Sales Charge Imposed on Purchases    .................................      None*          None
Maximum Sales Charge Imposed on Reinvested Dividends  ........................      None           None
Maximum Deferred Sales Charge (as a percentage of original purchase price or
 redemption proceeds, whichever is lower) ....................................      None*           4.00%**
Annual Fund Operating Expense (as a percentage of average daily net assets):
Management Fees   ............................................................       .27%            .27%
12b-1 Fees  ..................................................................       .25%            .75%
Other Expenses (including a .25% shareholder servicing fee for Flag Investors
 Class B Shares)  ............................................................       .11%            .36%***
                                                                                   -----        --------
Total Operating Expenses   ...................................................       .63%           1.38%
                                                                                   =====        ========



---------------
 * Flag Investors Class A Shares are not subject to a sales charge; however, shareholders of other Flag Investors funds who exchange their Class A shares of such funds for Flag Investors Class A Shares will retain liability for any contingent deferred sales charge due on such shares upon redemption. (See "How to Invest in the Fund -- Purchases by Exchange.")

 ** A declining contingent deferred sales charge will be imposed on redemptions of Flag Investors Class B Shares made within six years of purchase. Flag Investors Class B Shares will automatically convert to Flag Investors Class A Shares six years after purchase. (See "How to Invest in the Fund -- Flag Investors Class B Shares.")

*** A portion of the shareholder servicing fee is allocated to member firms of the National Association of Securities Dealers, Inc. and qualified banks for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.





Example:                                                     1 year     3 years     5 years     10 years
                                                             --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period:
 Flag Investors Class A Shares ...........................   $ 6        $20         $35         $ 79
 Flag Investors Class B Shares ...........................   $54        $74         $96         $126*




You would pay the following expenses on the same invest-ment, assuming no redemption:

 Flag Investors Class B Shares   ........................   $14        $44         $76         $126*


-----------
* Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.



The Expenses and Example shown in the table above should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


     The purpose of the foregoing table is to describe the various costs and expenses that an investor in Flag Investors Shares may bear directly or indirectly. A person who purchases Flag Investors Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund--Offering Price," "Investment Advisor and Sub-Advisor" and "Distributor.")


     Actual expenses may be greater or less than those shown. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


                                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


     The financial highlights included in this table are a part of the Fund's financial statements for the Prime Series for the indicated fiscal periods that have been audited by the Fund's independent accountants. The financial statements and financial highlights for the fiscal year ended March 31, 1997 and the report of the Fund's independent accountants thereon are included in the Statement of Additional Information, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.




Prime Series (including Flag Investors Class A Shares(1))
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                                For the Year Ended March 31,
                                           ----------------------------------------------------------------------
                                                1997(1)             1996(1)          1995(1)           1994(1)
                                           -----------------  ----------------  ----------------  ---------------
Per Share Operating Performance:
 Net asset value at beginning of period    $         1.00     $        1.00     $        1.00     $        1.00
                                           ---------------    --------------    --------------    --------------
Income from Investment Operations:
 Net investment income    ...............          0.0478            0.0524            0.0442            0.0262
Less Distributions:
 Dividends from net investment income             (0.0478)          (0.0524)          (0.0442)          (0.0262)
                                           ---------------    --------------    --------------    --------------
 Net asset value at end of period  ......  $         1.00     $        1.00     $        1.00     $        1.00
                                           ===============    ==============    ==============    ==============
Total Return(3)
 Based on net asset value per share   ...          4.88  %           5.36  %           4.51  %           2.65  %
Ratios to Average Daily Net Assets:
 Expenses  ..............................          0.63  %           0.60  %           0.61  %           0.62  %
 Net investment income ..................          4.78  %           5.25  %           4.26  %           2.62  %
Supplemental Data:
 Net assets at end of period ............  $2,552,053,912(5)  $2,392,658,047    $1,479,806,435    $1,368,451,627
 Number of shares outstanding at end of
  period   ..............................   2,552,045,195      2,392,661,216     1,479,804,186     1,368,449,549



--------------------------------------------------------------------------------

1 Per share information and ratios of the Flag Investors Class A Shares are identical to the Prime Shares since January 5, 1989 (the date Flag Investors Class A Shares commenced operations).
2 The Fund's fiscal year-end was changed to March 31.
3 Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
4 Annualized.
5 Net assets consist of: Prime Shares -- $2,545,532,365 and Flag Investors
  Class A Shares -- $6,521,574.


2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS(continued)

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------




                                                                           For the
                                                                           Eleven
                                                                           Months
                                                                            Ended                  For the
                     For the Year Ended March 31,                         March 31,          Year Ended April 30,
----------------------------------------------------------------------  ----------------     --------------------
    1993(1)            1992(1)            1991(1)           1990(1)          1989(1,2)                1988
----------------  ----------------  ----------------  ----------------  ----------------         --------------
$        1.00     $        1.00     $        1.00     $        1.00     $        1.00            $      1.00
--------------    --------------    --------------    --------------    ----------------         ------------

       0.0295            0.0485            0.0734            0.0846             0.0712                0.0647

      (0.0295)          (0.0485)          (0.0734)          (0.0846)           (0.0712)              (0.0647)
--------------    --------------    --------------    --------------    ----------------         ------------
$        1.00     $        1.00     $        1.00     $        1.00     $        1.00            $      1.00
==============    ==============    ==============    ==============    ================         ============
       2.99  %           4.96  %           7.59  %          8.80  %             8.01  %(4)            6.67  %


      0.63  %           0.61  %            0.59  %          0.52  %             0.54  %(4)            0.52  %
      2.95  %           4.84  %            7.31  %          8.42  %             7.81  %(4)            6.46  %

$1,481,103,834    $1,512,362,510    $1,295,888,161    $1,312,276,151    $1,084,793,157           $874,051,953
1,481,101,756     1,512,360,432     1,295,888,161     1,312,272,415      1,084,789,421            874,047,336


                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS(concluded)

--------------------------------------------------------------------------------
Prime Series (Flag Investors Class B Shares)

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------





                                                                            For the Period
                                                            For the         April 3, 1995(1)
                                                          Year Ended          through
                                                         March 31, 1997     March 31, 1996
                                                         ----------------   ---------------
Per Share Operating Performance:
 Net asset value at beginning of period   ............      $  1.00           $   1.00
                                                            --------          -----------
Income from Investment Operations:
 Net investment income  ..............................        0.0414             0.0361
Less Distributions:
 Dividends from net investment income  ...............       (0.0414)           (0.0361)
                                                            --------          -----------
 Net asset value at end of period   ..................      $  1.00           $   1.00
                                                            ========          ===========
Total Return:
 Based on net asset value per share ..................        4.22  %            3.69  %(2)
Ratios to Average Daily Net Assets:
 Expenses   ..........................................        1.38  %            1.38  %(2)
 Net investment income  ..............................        4.14  %            4.30  %(2)
Supplemental Data:
 Net assets at end of period  ........................      $227,098          $  10,200
 Number of shares outstanding at end of period  ......       227,098             10,200



-----------
1 Commencement of operations.
2 Annualized.


4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PROGRAM

--------------------------------------------------------------------------------
      The Fund is a money market fund which seeks as high a level of current income as is consistent with preservation of capital and liquidity. This Prospectus relates exclusively to the Flag Investors Class A and Class B
Shares, which are two of the five classes of shares currently offered by the Prime Series.


Investment Objective

      The investment objective of the Prime Series is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The Prime Series endeavors to achieve its objective by investing in a diversified portfolio of high quality money market instruments with maturities of one year or less from the date of purchase.


Portfolio Investments

      The Prime Series seeks to achieve its objective by investing in domestic money market instruments that satisfy strict credit quality standards and that mature within one year or less from the date of purchase. The Prime Series may invest in U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and a broad range of bank and commercial obligations that the investment advisor, under guidelines established by the Board of Directors, believes present minimal credit risk and that satisfy the criteria for such obligations discussed below:

      U.S. Treasury Obligations consisting of marketable securities and instruments issued by the United States Treasury, including bills, notes, bonds and other obligations.

      Obligations of U.S. Government Agencies consisting of obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government. Some of these obligations are backed by the full faith and credit of the U.S. Government (e.g., the Government National Mortgage Association), others are supported by the issuing agency's right to borrow from the U.S. Treasury (e.g., securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (e.g., the Federal National Mortgage Association).


      Bank Instruments consisting mainly of certificates of deposit and bankers' acceptances that (a) are issued by U.S. banks that satisfy applicable quality standards; or (b) are fully insured as to principal and interest by the Federal Deposit Insurance Corporation.

      Commercial Instruments consisting of commercial paper and variable amount master demand notes. Eligible commercial paper is limited to short-term unsecured promissory notes issued by corporations that (i) are rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1+ or A-1 by Standard & Poor's Ratings Group ("S&P"); or (ii) if not rated by Moody's or S&P, are of comparable quality to Prime-1 or A-1+ or A-1 instruments as determined by the Fund's investment advisor; and (iii) are otherwise "Eligible Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All master demand notes acquired by the Prime Series will be payable within a prescribed notice period not to exceed seven days. (See the Statement of Additional Information for information with respect to commercial paper and bond ratings.)


      The Prime Series may enter into the following arrangements:


      Repurchase Agreements under which the purchaser (for example, the Prime Series) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, repurchase agreements entered into by the Prime Series will not have a stated maturity in excess of seven days from the date of purchase. Default by, or bankruptcy proceedings with respect to the seller may, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

      When-Issued Securities involving commitments by the Prime Series to purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Prime Series will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities.

      Reverse Repurchase Agreements involving the sale of money market instruments held by the Prime


                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series, with an agreement to repurchase the instrument at an agreed upon price and date. The Prime Series will employ reverse repurchase agreements only when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions. The Prime Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments that would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities retained by the Prime Series in lieu of liquidation may decline below the repurchase price of the securities sold by the Prime Series, which it is obligated to repurchase.


INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      The Prime Series' investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The Prime Series will not:


(1) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities), if immediately after such purchase more than 5% of the value of the Prime Series' assets would be invested in such issuer;


(2) purchase any commercial paper or variable rate demand notes that would cause more than 25% of the value of the Prime Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry;


(3) borrow money or issue senior securities, except that the Prime Series may
     (a) borrow money from banks for temporary purposes in amounts up to 10% of the value of the Prime Series' total assets at the time of borrowing, provided that any such borrowings will be repaid prior to the purchase of additional portfolio securities by the Prime Series, (b) enter into reverse repurchase agreements in accordance with its investment program, and (c) enter into commitments to purchase securities in accordance with the Prime Series' investment program, which commitments may be considered the issuance of senior securities; or

(4) lend money or securities except to the extent that the Prime Series' investments may be considered loans.

      The Prime Series' investment objective as described under "Investment Objective" and the foregoing restrictions are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Prime Series.


      The Prime Series is subject to further investment restrictions that are set forth in the Statement of Additional Information.


HOW TO INVEST IN THE FUND

--------------------------------------------------------------------------------
General Information on Purchases


      Flag Investors Class A Shares may be purchased from the Fund's distributor (the "Distributor"), through any securities dealer that has entered into a dealer agreement with the Distributor ("Participating Dealers") or through any financial institution that has entered into a Shareholder Servicing Agreement with the Fund ("Shareholder Servicing Agents"). Flag Investors Class A Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form. In addition, Flag Investors Class A Shares may be purchased through the exchange of Class A Shares of other funds in the Flag Investors family of funds (see "Purchases by Exchange" below).

      Flag Investors Class B Shares may be purchased only through the exchange of Class B shares of other funds in the Flag Investors family of funds (see "Purchases by Exchange" below). Exchanges may be effected through the Distributor or any Participating Dealer or Shareholder Servicing Agent.

      Purchase orders for Flag Investors Shares will be executed at a per share price equal to the net asset value next determined after receipt of a completed purchase order for such shares (the "Offering Price").

      The minimum initial investment in Flag Investors Class A Shares is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Flag Investors Class A Shares' Automatic Investing Plan is $250. The minimum initial investment in Flag Investors Class B Shares, which are available only through exchange, is $500. Each subsequent investment must be at least $100 per class, except that the minimum subsequent


6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
investment under the Flag Investors Class A Shares' Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See
"Purchases Through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts. Orders for purchases of Flag Investors Shares are accepted on any day on which PNC Bank, National Association ("PNC"), the Fund's custodian, and the New York Stock Exchange are open for business (a "Business Day"). It is expected that during the next twelve months, PNC and/or the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


      An order to purchase Flag Investors Shares is effective only when the Distributor, a Participating Dealer or a Shareholder Servicing Agent receives an order in proper form and federal funds are available to the Fund for investment. The Fund reserves the right to reject any order for purchase of Flag Investors Shares. Flag Investors Shares are purchased or exchanged at the net asset value next determined after acceptance of the order.

      The net asset value of Flag Investors Shares is determined daily as of 12:00 noon (Eastern Time) on each Business Day. Because the Prime Series uses the amortized cost method of valuing its portfolio securities and rounds the per share net asset value of shares, it is anticipated that the net asset value of Flag Investors Shares will remain constant at $1.00 per share, but there can be no assurance that this objective can be met. Share purchases effected before 12:00 noon (Eastern Time) begin to earn dividends on the same Business Day. Share purchases received after 12:00 noon (Eastern Time) begin to earn dividends on the following day. Payments transmitted by check are normally converted into federal funds within two Business Days and are accepted subject to collection at full face amount. If purchases of Flag Investors Shares are made by check, redemption of those shares may be restricted. (See "How to Redeem Shares.")



Offering Price


      Flag Investors Shares may be purchased or exchanged through the Distributor, Participating Dealers or Shareholder Servicing Agents at net asset value. Flag Investors Class B Shares are subject to a contingent deferred sales charge described below.

Flag Investors Class B Shares


      A contingent deferred sales charge will be imposed on certain Flag Investors Class B Shares redeemed within six years of the initial purchase of the original Class B shares tendered for exchange (the "Initial Purchase"). The charge is assessed on an amount equal to the lesser of the then-current market value of the Flag Investors Class B Shares redeemed or the total cost of such shares. Accordingly, even if the market value increases, the contingent deferred sales charge will not be applied to dollar amounts representing appreciation or reinvestment of dividends or capital gains distributions.


      In determining whether the contingent deferred sales charge is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Flag Investors Class B Shares in the shareholder's account that represent reinvested dividends and distributions and second of Flag Investors Class B Shares held the longest during the six year period. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the Initial Purchase until the redemption of the Flag Investors Class B Shares (the "holding period"). For purposes of determining this holding period, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the contingent deferred sales charge.

                       Contingent Deferred Sales Charge
Year Since Purchase    (as a percentage of the dollar
Payment was Made          amount subject to charge)
---------------------  ---------------------------------
First                             4.0%
Second                            4.0%
Third                             3.0%
Fourth                            3.0%
Fifth                             2.0%
Sixth                             1.0%
Thereafter                       None*


* As described more fully below, Flag Investors Class B Shares automatically convert to Flag Investors Class A Shares six years after the beginning of the calendar month in which the purchase order is accepted.



      There are other classes of Alex. Brown Cash Reserve Fund, Inc. that may be purchased and redeemed without the payment of any sales charge.


      Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge will be waived on the redemption of Flag Investors Class B Shares (i) following the death or initial determination of disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder; or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other


                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
retirement plan to a shareholder who has attained the age of 70 1/2. The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Fund's transfer agent (the "Transfer Agent") prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. For information on the imposition and waiver of the contingent deferred sales charge, contact the Transfer Agent at (800) 553-8080.

      Automatic Conversion to Class A Shares. Six years after the beginning of the calendar month in which the Initial Purchase is accepted, Flag Investors Class B Shares will automatically convert to Flag Investors Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The conversion is not a taxable event to the shareholder.

      For purposes of conversion to Flag Investors Class A Shares, shares received as dividends and other distributions paid on Flag Investors Class B Shares in the shareholder's account will be considered to be held in a separate sub-account. Each time any Flag Investors Class B Shares in the shareholder's account (other than those in the sub-account) convert to Flag Investors Class A Shares, an equal pro rata portion of the Flag Investors Class B Shares in the sub-account will also convert to Flag Investors Class A Shares.

Systematic Purchase Plan

      The Fund has established a Systematic Purchase Plan pursuant to which shareholders may elect to have a predetermined amount of their Flag Investors Class A Shares redeemed, on a regular basis (for example, monthly), and the proceeds of such redemption used to purchase (at net asset value plus any applicable front-

end sales charge) shares of any other fund or funds in the Flag Investors family of mutual funds selected in advance by the shareholder. Shareholders may establish a Systematic Purchase Plan at any time by completing a Systematic Purchase Plan Participation and Authorization Form and delivering or mailing the completed form to the Distributor, a Participating Dealer or a Shareholder Servicing Agent. For more information and to obtain a form, shareholders should contact the Distributor, a Participating Dealer or a Shareholder Servicing Agent.

Purchases by Exchange

      As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds may exchange their shares of those funds for an equal dollar amount of Flag Investors Shares of the same class. When a shareholder acquires Flag Investors Shares through an exchange from shares of another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon redemption of the acquired shares.


      Flag Investors Class A Shares may be exchanged for Class A shares of other Flag Investors funds upon payment of the applicable sales charges. An investor who has paid a sales charge on Class A shares may thereafter exchange those Class A shares for Class A shares of other Flag Investors funds with i) a higher sales charge, upon payment of an incremental sales charge or ii) an equal or lower sales charge, at net asset value (i.e., without a sales charge).


      The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 12:00 noon (Eastern Time). Exchange requests received after 12:00 noon (Eastern Time) will be effected on the next Business Day.

      The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.)


      Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

Purchases Through Automatic Investing Plan

      Shareholders may purchase Flag Investors Class A Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
elect to have a specified amount invested monthly or quarterly in Flag
Investors Class A Shares. The amount specified by the shareholder will be withdrawn from the shareholder's checking account using the preauthorized check. This amount will be invested in Flag Investors Class A Shares at net asset value. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

Purchases Through Dividend Reinvestment

      Dividends are declared daily and reinvested monthly in the form of additional full and fractional Flag Investors Shares of the same class at net asset value, unless a shareholder has elected on his account application to have dividends paid in cash.

      Alternatively, shareholders may have their distributions invested in shares of other funds in the Flag Investors family of funds. Shareholders who are interested in this option should call (800) 553-8080 for additional information.

      Reinvestments of distributions will be effected without a sales charge.

HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

      Shareholders may redeem all or part of their Flag Investors Shares on any Business Day by transmitting a redemption order through the Distributor, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Transfer Agent. Shareholders may also redeem Flag Investors Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) Redemption orders received after 12:00 noon (Eastern Time) will be effected the following Business Day at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order. If the shares to be redeemed were purchased by check, the Fund reserves the right not to honor the redemption request until the check has cleared, and redemption of such shares by wire, by check redemption or by telephone will be restricted for a period of fifteen calendar days unless the proceeds of redemption are used to purchase other securities through the Distributor. Exchange privileges terminate upon redemption of shares.


      Payment for redeemed shares will be made by check and will ordinarily be mailed within seven days after receipt by the Distributor, a Participating Dealer, a Shareholder Servicing Agent or the Transfer Agent of a duly authorized telephone redemption request or of a redemption request fully completed and, as applicable, accompanied by the documents described below:



(a) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of shares or dollar amount of Flag Investors Class A or Class B Shares to be redeemed, signed by all owners of the shares in the exact names in which their account is maintained;

(b) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association; and

(c) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

      Dividends payable up to the date of redemption on redeemed shares will be paid on the next dividend payable date. If all Flag Investors Shares in an account have been redeemed on the dividend payable date, the dividend will be remitted in cash to the shareholder.



      The Board of Directors may authorize redemption of all Flag Investors Shares in an account that has been reduced by the shareholder to less than $500, if the Board of Directors determines that it is necessary to reduce disproportionately burdensome expenses of servicing small accounts or is otherwise in the best interest of the Fund. At least 60 days' prior notice will be given to allow a shareholder to make an additional minimum investment set by the Board of Directors to avoid redemption.

TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Flag Investors Shares of either class in amounts up to $50,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail to its address listed on the inside back cover of this prospectus. Telephone trans-



                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
action privileges are automatic. However, shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.


      A telephone exchange or redemption placed by 12:00 noon (Eastern Time) is effective that day. Telephone orders placed after 12:00 noon (Eastern Time) will be effected on the following Business Day at the net asset value (less any applicable contingent deferred sales charge on redemptions) next determined after receipt of the order.


      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are followed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")


DIVIDENDS AND TAXES

--------------------------------------------------------------------------------
Dividends

      All of the net income earned on the Flag Investors Shares is normally declared as dividends daily to the respective shareholders of record of such shares. Dividends on Flag Investors Shares are normally payable on the first day that a purchase or exchange order is effective but not on the date that a redemption order is effective.


Taxes

      The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the shareholders, and the discussion herein is not intended as a substitute for careful tax planning. Accordingly, shareholders are advised to consult with their own tax advisors concerning the application of state, local or other taxes to investments in the Prime Series, which may differ from the federal income tax consequences described above. Additional information concerning taxes is set forth in the Statement of Additional Information.


      The Prime Series has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Prime Series qualifies for this tax treatment, it will not be required to pay federal income taxes on amounts distributed to shareholders; but shareholders, unless otherwise exempt, will pay taxes on the amounts so distributed.

      Distributions of net investment company taxable income (generally, net investment income plus short-term capital gains, if any) are taxed to shareholders as ordinary income. Although the Prime Series does not expect to realize any long-term capital gains, any distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held Flag Investors Shares. Distributions from the Fund will not be eligible for the dividends received deduction otherwise available for corporate shareholders.

      Ordinarily, shareholders will include all dividends declared by a Series in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Prime Series on December 31 of the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange or redemption of Flag Investors Shares is a taxable event for the shareholder.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. A majority of the Board of Directors of the Fund have no affiliation with the Distributor or the Fund's advisor.
      The Fund's Directors and officers are as follows:
  Charles W. Cole, Jr.                      Chairman
  Richard T. Hale                           President and Director
  James J. Cunnane                          Director
  John F. Kroeger                           Director
  Louis E. Levy                             Director

  Eugene J. McDonald                        Director
  Rebecca W. Rimel                          Director
  Truman T. Semans                          Director
  Carl W. Vogt                              Director
  Edward J. Veilleux                        Executive Vice President
  Paul D. Corbin                            Vice President
  M. Elliott Randolph, Jr.                  Vice President
  Monica M. Hausner                         Vice President
  Scott J. Liotta                           Vice President and Secretary
  Joseph A. Finelli                         Treasurer
  Laurie D. Collidge                        Assistant Secretary

INVESTMENT ADVISOR

--------------------------------------------------------------------------------
      Investment Company Capital Corp. ("ICC" or the "Advisor"), an indirect subsidiary of Alex. Brown Incorporated (described below), was organized in 1987 and acts as investment advisor to the Prime Series. ICC supervises and manages the Prime Series' operations and generally provides management and administrative services for the Prime Series. In addition, ICC is responsible for managing the Prime Series' investments. ICC is also investment advisor to, and the Distributor acts as distributor for, several funds in the Flag
Investors family of funds which, as of May 31, 1997, had net assets of approximately $5.5 billion.

      ICC may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of the Series. As compensation for providing investment advisory services to the Prime Series for the fiscal year ended March 31, 1997, ICC received a fee equal to .27% of the Prime Series' average daily net assets.

      In the fiscal year ended March 31, 1997, the expenses borne by the Prime Series, including the fees to ICC, amounted to .63% of the Prime Series' average daily net assets.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime Series. (See "Custodian, Transfer Agent and Accounting Services.")

DISTRIBUTOR

--------------------------------------------------------------------------------
      Alex. Brown & Sons Incorporated or ("Alex. Brown" or the "Distributor") serves as the exclusive distributor for the Flag Investors Shares. Alex. Brown is an investment banking firm that offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

      Pursuant to Distribution Agreements and Plans of Distribution in effect for the Flag Investors Class A and Class B Shares, the Fund pays the Distributor an annual distribution fee, paid monthly, equal to .25% of the Flag Investors Class A Shares' average daily net assets and .75% of the Flag Investors Class B Shares' average daily net assets. The Distributor may use a portion of this fee to compensate its investment representatives for opening shareholder accounts, processing investor purchases, exchanges and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund, and communicating with the Fund and the Transfer Agent on behalf of the Fund's shareholders. The Distributor may also retain Shareholder


                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Servicing Agents, including securities dealers, banks and other financial institutions, to provide services to shareholders. The Distributor bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to prospective shareholders. The Distributor may retain, as profit, any amount of the distribution fee that is not so expended. As compensation for distributing the Flag Investors Class A Shares for the fiscal year ended March 31, 1997, Alex. Brown received a fee equal to .25% and .75%, respectively, of the Flag Investors Class A and Class B Shares' average daily net assets.

      Flag Investors Class B Shares are also subject to a shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Flag Investors Class B Shares. This fee is used to compensate the Distributor, Participating Dealers and Shareholder Servicing Agents for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments. As compensation for providing shareholder servicing for the Flag Investors Class B Shares for the fiscal year ended March 31, 1997, Alex. Brown received a shareholder servicing fee equal to .25% of the Flag Investors Class B Shares' average daily net assets.

      Financial institutions that act as Shareholder Servicing Agents may impose separate fees in connection with these services, and investors should review this Prospectus in conjunction with any such institution's fee schedule.



CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


--------------------------------------------------------------------------------
      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime Series. As compensation for providing accounting services to the Prime Series for the fiscal year ended March 31, 1997, ICC received a fee equal to .01% of the Prime Series' average daily net assets. PNC acts as custodian for the Fund's portfolio securities and cash. (See the Statement of Additional Information.)


CURRENT YIELD

--------------------------------------------------------------------------------

      From time to time the Fund advertises the "yield" and "effective yield" of a particular Series or class. Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Series or class refers to the income generated by an investment in that Series or class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Flag Investors Class A or Class B Shares and thus compounded in the course of a 52-week period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yields may vary between classes as a result of differences in expenses. The yields for Flag Investors Class A or Class B Shares can be obtained by calling the Fund at (410) 895-5995.


GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of Shares

      The Fund is an open-end, diversified management investment company. The Fund was reorganized under the laws of the State of Maryland on April 5, 1990. The Fund is authorized to issue 8 billion shares of common stock, with a par value of $.001 per share. Shares of the Fund are divided into three series, each with a par value of $.001 -- the Prime Series, the Treasury Series and the Tax-Free Series. Each of the Series currently offers one or more classes, which classes differ from each other principally in distribution fees, in some instances shareholder servicing fees, and the method of distribution, which may affect performance. For information regarding the other classes, please call 1-800-553-8080. Shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular Series or class will have the exclusive right to vote on matters affecting only the rights of the holders of such Series or class. For example, holders of a particular Series will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such Series. In the event of dissolution or liquidation, holders of each Series will



12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective Series, less (b) the liabilities of the Fund attributable to the respective Series or allocated among all Series based on the respective liquidation value of each Series.

      There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-

assessable. The Board of Directors may create additional series or classes of Fund shares without shareholder approval.


Annual Meetings

      Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders may remove directors from office by votes cast at a meeting of shareholders or by written consent. A meeting of shareholders may be called at the request of the holders of 10% or more of the Fund's outstanding shares.


Reports

      The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.




Shareholder Inquiries

      Shareholders with inquiries concerning their shares should contact the Transfer Agent at (800) 553-8080, the Distributor, or any Participating Dealer or Shareholder Servicing Agent.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLAG INVESTORS CASH RESERVE PRIME SHARES

                         (Class A and Class B Shares)







                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202





        Distributor                                       Fund Counsel
     ALEX. BROWN & SONS INCORPORATED           MORGAN, LEWIS & BOCKIUS LLP
      One South Street                              2000 One Logan Square
  Baltimore, Maryland 21202                  Philadelphia, Pennsylvania 19103
                                                       1-800-767-FLAG

     Custodian                                     Independent Accountants
     PNC BANK, NATIONAL ASSOCIATION              COOPERS & LYBRAND L.L.P.
     Airport Business Park                         2400 Eleven Penn Center
       200 Stevens Drive                      Philadelphia, Pennsylvania 19103
     Lester, Pennsylvania 19113

                                Transfer Agent
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202
                                 1-800-553-8080


14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               FLAG INVESTORS CASH RESERVE PRIME CLASS A SHARES
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------


Make check payable to "Flag Investors Cash Reserve Prime For assistance in completing this Application please call:
                                      1-800-553-8080, Monday-Friday, 8:30
                                      a.m. to 5:30 p.m. (Eastern Time).

Class A Shares" and mail with this Application to:

   Alex. Brown & Sons Incorporated/Flag Investors Funds: To open an IRA account
         P.O. Box 419663              please call 1-800-767-3524 for an IRA
      Kansas City, MO 64141-6663      information kit.
      Attn: Flag Investors Cash Reserve Prime Class A Shares

I wish to purchase Flag Investors Cash Reserve Prime Class A Shares in the amount of $___________ .


 The minimum initial purchase is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Flag Investors Cash Reserve Prime Class A Shares' Automatic Investing Plan is $250. Each subsequent purchase requires a $100 minimum, except that the minimum subsequent purchase under the Flag Investors Cash Reserve Prime Class A Shares' Automatic Investing Plan is $250 for quarterly purchases and $100 for monthly purchases. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.



       Your Account Registration (Please Print)


Existing Account No., if any: ___________________
Individual or Joint Tenant


-------------------------------------------------------------------------------
First Name            Initial                 Last Name



-------------------------------------------------------------------------------
Social Security Number



-------------------------------------------------------------------------------
Joint Tenant          Initial                 Last Name

Corporations, Trusts, Partnerships, etc.



-------------------------------------------------------------------------------
Name of Corporation, Trust or Partnership



-------------------------------------------------------------------------------
Tax ID Number                   Date of Trust



-------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)



-------------------------------------------------------------------------------
For the Benefit of
Gifts to Minors


-------------------------------------------------------------------------------
Custodian's Name (only one allowed by law)



-------------------------------------------------------------------------------
Minor's Name (only one)

-------------------------------------------------------------------------------
Social Security Number of Minor



under the ----------- Uniform Gifts to Minors Act
       State of Residence




Mailing Address


-------------------------------------------------------------------------------
Street



-------------------------------------------------------------------------------
City                                               State         Zip



-------------------------------
Daytime Phone





       Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Flag Investors Class A Shares at no sales charge.



           Income Dividends                          Capital Gains

          / / Reinvested in additional shares    / / Reinvested in additional
                                                      shares
         / /  Paid in Cash                       / /  Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.






                                                                             A-1



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Automatic Investing Plan (Optional)



| | I authorize you as Agent for the Automatic Investing Plan to automatically invest $--------- in Flag Investors Class A Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)


                      Please attach a voided check.
Minimum Initial Investment: $250

Subsequent Investment (check one):  | | Monthly ($100 minimum) | | Quarterly
                                      ($250 minimum)



-------------------------------------------------------------------------------
Bank Name
-------------------------------------------------------------------------------
Depositor's Signature                                     Date


-----------------------------------------------------------------
Existing Flag Investors Fund Account No., if any

-------------------------------------------------------------------------------
Depositor's Signature                                    Date
(if joint acct., both must sign)

       Telephone Transactions


I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below.


No, I/We do not want:  / / Telephone redemption privileges
/ / Telephone exchange privileges


Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

  Bank: ---------------------            Bank Account
                                         No.: ----------------------


 Address: ---------------------         Bank Account
                                         Name: ----------------------

       Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
 / / U.S. Citizen/Taxpayer:
 / / I certify that (1) the number shown above on this form is the correct
    Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
/ / If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080).
/ / Non-U.S. Citizen/Taxpayer:
     Indicated country of residence for tax purposes:------------------------- Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.


I have received a copy of the Fund's prospectus dated August 1, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.




------------------      -----------------------------------------    -----------
Signature  Date         Signature (if joint acct., both must sign)        Date

-----------------------------------------------------------------

                              For Dealer Use Only

Dealer's Name:  ----------------------------  Dealer Code: -------------------

Dealer's Address: ----------------------------  Branch Code:
-------------------


     ----------------------------


Representative:  ----------------------------  Rep. No.:  -------------------







A-2


--------------------------------------------------------------------------------

                     Supplement dated August 1, 1997 to the
            Alex. Brown Cash Reserve Institutional Shares Prospectus
                              dated August 1, 1997

                       Alex. Brown Cash Reserve Fund, Inc.
                                  (the "Fund")

         The above prospectus is hereby amended and supplemented as follows:

         Alex. Brown Incorporated ("Alex. Brown") has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation ("Bankers Trust"), dated as of April 6, 1997, under which Alex. Brown would merge with and into a subsidiary of Bankers Trust (the "Merger"). Provided that shareholders of Alex. Brown approve the Merger at a shareholder meeting to be held on August 13, 1997, it is currently anticipated that the Merger will be consummated on or about August 31, 1997. At such time, the Fund's investment advisor and distributor will each become affiliates of Bankers Trust.

         Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund. After the Merger and provided shareholders of each Series of the Fund approve new investment advisory agreements and, in the case of the Tax-Free Series of the Fund, a new sub-advisory agreement at a meeting to be held on August 14, 1997, the Fund's current investment advisor and sub-advisor will continue to provide investment advisory services to the Fund. The new investment advisory and sub-advisory agreements (including fees) are substantially the same as the Fund's current advisory and sub-advisory agreements. Affiliates of Alex. Brown also will continue to provide services to Fund shareholders who are Alex. Brown customers. However, as a result of the Merger, individuals affiliated with Alex. Brown will not be able to hold positions as certain executive officers of the Fund and at least 75% of the members of the Board of Directors must not be interested persons of the investment advisor or Bankers Trust. In addition, the Fund will be required to engage an independent distributor.

         The Fund is currently taking steps to engage an independent distributor and to comply with the foregoing requirements. Alex. Brown does not believe such changes will substantially affect the operation of the Fund or the services received by shareholders.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Alex. Brown Cash Reserve Fund, Inc.




P.O. Box 17250
Baltimore, Maryland 21203



                                   BULK RATE
                                 U.S. POSTAGE
                                     PAID
                                 Baltimore, MD
                                Permit No. 8614





                                   ALEX. BROWN
                                  CASH RESERVE
                                   FUND, INC.

                                  INSTITUTIONAL

                                     SHARES



                                  Prime Series
                                 Treasury Series
                                 Tax-Free Series
                                   Prospectus




                                 August 1, 1997



                               [GRAPHIC OMITTED]

ALEX. BROWN CASH RESERVE FUND, INC.
INSTITUTIONAL SHARES
P. O. Box 17250
Baltimore, Maryland 21203

Alex. Brown Cash Reserve Fund, Inc. (the "Fund") is a money market fund designed to seek as high a level of current income as is consistent with preservation of capital and liquidity. The class of shares of the Fund offered by this Prospectus may be purchased only by eligible institutions.

The Fund offers:
 o Prime Series -- a portfolio invested in U.S. Treasury obligations, repurchase agreements backed by such instruments, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, domestic bank instruments and commercial paper of the highest quality;

 o Treasury Series -- a portfolio invested in U.S. Treasury bills, notes, bonds and other obligations issued by the U.S. Treasury; and
 o Tax-Free Series -- a portfolio invested in high quality, short-term municipal obligations.

Other principal features of the Fund are:

 o No direct or indirect purchase or redemption charges;
 o Dividends are declared daily and paid monthly in additional shares or cash;
         and
 o Wire and telephone transfers.


For current yield information and for purchase and redemption information, call
(410) 895-5995.



This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be read and retained for future reference. A Statement of Additional Information dated August 1, 1997, has been filed with the Securities and Exchange Commission and is hereby incorported by reference. It is available upon request and without charge by calling the Fund at (800) 553-8080.

                               TABLE OF CONTENTS



                                              Page
 1. Table of Fees and Expenses                  2
 2. Financial Highlights                        3
 3. The Fund and the Institutional Shares       6
 4. Investment Program                          6
 5. How to Invest in Institutional Shares
     of the Fund                               10
 6. Dividends and Taxes                        11
 7. How to Redeem Institutional Shares         12
 8. Management of the Fund                     13
 9. Current Yield                              14
10. General Information                        15



AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                Prospectus Dated: August 1, 1997

1 Table of Fees and Expenses



The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses that an investor in Institutional Shares of the Prime, Treasury or Tax-Free Series of the Fund may bear directly and indirectly. The percentages shown below expressing Annual Fund Operating Expenses for the Institutional Shares of the Prime Series ("Prime Institutional Shares") and the Treasury Series ("Treasury Institutional Shares") are based on the Fund's expenses for the fiscal year ended March 31, 1997. The Expenses and Example for the Institutional Shares of the Tax-Free Series ("Tax-Free Institutional Shares"), which have been in operation only since June 2, 1997, are based on the expenses for the Alex. Brown Cash Reserve Shares of the Tax-Free Series, another class of shares offered by the Tax-Free Series, less 12b-1 fees of .25%. Actual expenses may be greater or less than those shown.




                                                                 Prime          Treasury         Tax-Free
                                                             Institutional    Institutional    Institutional
Shareholder Transaction Expenses                                Shares           Shares           Shares
-----------------------------------------------------------  ---------------  ---------------  --------------
 Maximum Sales Charge Imposed on Purchases  ...............       None             None             None
 Maximum Sales Charge Imposed on Reinvested Dividends   ...       None             None             None
 Maximum Deferred Sales Charge  ...........................       None             None             None
 Redemption Fees    .......................................       None             None             None
                                                                  As a % of Average
Annual Fund Operating Expenses                                       Daily Net Assets
------------------------------------------------------------      -------------------------------------------
 Management Fees (See "Management of the Fund --
  Investment Advisor") ....................................        .27%             .25%            .28%
 12b-1 Fees (See "Management of the Fund -- Distributor")         None             None             None
 Other Expenses  ..........................................        .11%             .11%            .09%
                                                                  ----             ----            ----
 Total Fund Operating Expenses  ...........................        .38%             .36%            .37%
                                                                  ====             ====            ====



Example


Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Institutional Shares of any Series would have paid transaction and operating expenses at the end of each year as follows:



                       Prime          Treasury         Tax-Free
                   Institutional    Institutional    Institutional
                      Shares           Shares           Shares
                   ---------------  ---------------  --------------
 1 year .........        $ 4              $ 4             $ 4
 3 years   ......        $12              $12             $12
 5 years   ......        $21              $20              --
 10 years  ......        $48              $46              --


The Expenses and Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

2 Financial Highlights


The Fund has offered the Prime Institutional Shares and the Treasury Institutional Shares since June 4, 1990. The Fund commenced operations of the Tax-Free Institutional Shares on June 2, 1997. However, the Fund has offered another class of the Tax-Free Series since December 17, 1990. Historical financial information about this class is not fully applicable to the Tax-Free Institutional Shares because the expenses paid by the class differ from those the Tax-Free Institutional Shares will incur. (See "Table of Fees and Expenses.") Accordingly, the financial highlights included in these tables are a part of the Fund's financial statements for the periods indicated and have been audited by the Fund's independent accountants. The financial statements and financial highlights for the fiscal year ended March 31, 1997 and the report of the Fund's independent accountants thereon are included in the Statement of Additional Information, which can be obtained at no charge by calling the Fund at (800) 553-8080.


Financial Highlights

(For a share outstanding throughout each period)


                                                                     Prime Institutional Shares
                                      -----------------------------------------------------------------------------------------
                                                                    For the Year Ended March 31,
                                      -----------------------------------------------------------------------------------------
                                          1997           1996           1995           1994           1993           1992
                                      --------------  -------------  -------------  -------------  -------------  -------------
Per Share Operating Performance:
 Net asset value at beginning of
  period ...........................  $      1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                      ------------    -----------    -----------    -----------    -----------    -----------
Income from Investment
 Operations:
 Net investment income  ............       0.0503         0.0548         0.0472         0.0294         0.0327         0.0515
Less Distributions:
 Dividends from net investment
  income    ........................      (0.0503)       (0.0548)       (0.0472)       (0.0294)       (0.0327)       (0.0515)
                                      ------------    -----------    -----------    -----------    -----------    -----------
 Net asset value at end of period     $      1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                      ============    ===========    ===========    ===========    ===========    ===========
Total Return:
 Based on net asset value per
 share   ...........................       5.15  %        5.62  %        4.82  %        2.98  %        3.32  %        5.27  %
Ratios to Average Daily Net
 Assets:
 Expenses   ........................       0.38  %        0.35  %        0.36  %        0.30  %        0.31  %        0.32  %
 Net investment income  ............       5.04  %        5.32  %        4.57  %        2.94  %        3.24  %        5.34  %
Supplemental Data:
 Net assets at end of period  ......  $117,812,047    $53,699,315    $11,904,716    $23,437,449    $28,884,078    $21,867,108
 Number of shares outstanding at
  end of period   ..................  117,811,768     53,699,535     11,904,663     23,437,512     28,884,132     21,867,108

                                      For the Period
                                     June 4, 1990(1)
                                         through
                                        March 31,
                                          1991
                                      ---------------
Per Share Operating Performance:
 Net asset value at beginning of
  period ...........................  $      1.00
                                      --------------
Income from Investment
 Operations:
 Net investment income  ............        0.0617
Less Distributions:
 Dividends from net investment
  income    ........................       (0.0617)
                                      --------------
 Net asset value at end of period     $      1.00
                                      ==============
Total Return:
 Based on net asset value per
 share   ...........................        7.70  %(2)
Ratios to Average Daily Net
 Assets:
 Expenses   ........................        0.35  %(2)
 Net investment income  ............        7.53  %(2)
Supplemental Data:
 Net assets at end of period  ......  $117,633,558
 Number of shares outstanding at
  end of period   ..................   117,633,558



1 The Prime Institutional Shares commenced operations on June 4, 1990.

2 Annualized.

(For a share outstanding throughout each period)


                                                                  Treasury Institutional Shares
                                     ----------------------------------------------------------------------------------------
                                                                   For the Year Ended March 31,
                                     ----------------------------------------------------------------------------------------
                                        1997           1996           1995           1994           1993           1992
                                     -------------  -------------  -------------  -------------  -------------  -------------
Per Share Operating Perfor-
 mance:
 Net asset value at beginning of
  period   ........................  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                     -----------    -----------    -------------  -------------  -------------  -----------
Income from Investment
 Operations:
 Net investment income ............      0.0481         0.0523          0.0438         0.0282         0.0314        0.0504
Less Distributions:
 Dividends from net investment
  income   ........................     (0.0481)       (0.0523)        (0.0438)       (0.0282)       (0.0314)      (0.0504)
                                     -----------    -----------    -------------  -------------  -------------  -----------
 Net asset value at end of period    $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                     ===========    ===========    =============  =============  =============  ===========
Total Return:
 Based on net asset value per
  share ...........................      4.92  %        5.36  %         4.47  %        2.86  %        3.19  %      5.17  %
Ratios to Average Daily Net
 Assets:
 Expenses  ........................      0.36  %        0.33  %         0.30  %(3)     0.27  %(3)     0.26  %(3)   0.27  %
 Net investment income ............      4.81  %        5.12  %         4.15  %(4)     2.82  %(4)     3.16  %(4)   4.90  %
Supplemental Data:
 Net assets at end of period ......  $61,208,770    $51,822,757    $14,051,995    $39,692,848    $60,146,987    $63,834,323
 Number of shares outstanding
  at end of period  ...............  61,199,345     51,813,226      14,046,467     39,688,259     60,140,874    63,834,323


                                     For the Period
                                    June 4, 1990(1)
                                        through
                                       March 31,
                                         1991
                                     ---------------
Per Share Operating Perfor-
 mance:
 Net asset value at beginning of
  period   ........................   $     1.00
                                      -------------
Income from Investment
 Operations:
 Net investment income ............        0.0590
Less Distributions:
 Dividends from net investment
  income   ........................       (0.0590)
                                      -------------
 Net asset value at end of period     $     1.00
                                      =============
Total Return:
 Based on net asset value per
  share ...........................        7.36  %(2)
Ratios to Average Daily Net
 Assets:
 Expenses  ........................        0.29  %(2)
 Net investment income ............        7.02  %(2)
Supplemental Data:
 Net assets at end of period ......   $58,017,844
 Number of shares outstanding
  at end of period  ...............    58,017,844



------------
1 The Treasury Institutional Shares commenced operations on June 4, 1990.
2 Annualized.
3 Ratio of expenses to average daily net assets prior to partial fee waivers was 0.31%, 0.29% and 0.27% for the years ended March 31, 1995, 1994 and 1993, respectively.
4 Ratio of net investment income to average daily net assets prior to partial fee waivers was 4.14%, 2.80% and 3.15% for the years ended March 31, 1995, 1994 and 1993, respectively.

Financial Highlights (concluded)

(For a share outstanding throughout each period)



                                         Alex. Brown Cash Reserve Tax-Free Shares
                                      ----------------------------------------------
                                               For the Year Ended March 31,
                                      ----------------------------------------------
                                          1997            1996            1995
                                      --------------  --------------  --------------
Per Share Operating Performance:
 Net asset value at beginning of
  period ...........................  $      1.00     $      1.00     $      1.00
                                      ------------    ------------    ------------
Income from Investment
 Operations:
 Net investment income  ............       0.0286          0.0318          0.0271
Less Distributions:
 Dividends from net investment
  income    ........................      (0.0286)        (0.0318)        (0.0271)
                                      ------------    ------------    ------------
 Net asset value at end of period     $      1.00     $      1.00     $      1.00
                                      ============    ============    ============
Total Return:
 Based on net asset value per
  share  ...........................       2.90  %         3.23  %         2.75  %
Ratios to Average Daily Net
 Assets:
 Expenses   ........................       0.62  %         0.60  %         0.57  %
 Net investment income  ............       2.86  %         3.16  %         2.74  %
Supplemental Data:
 Net assets at end of period  ......  $647,212,025    $571,507,000    $475,384,229
 Number of shares outstanding at
  end of period   ..................  647,283,274     571,593,265     475,474,913

                                                                                      For the Period
                                                                                     Dec. 17, 1990(1)
                                                                                         through
                                                                                        March 31,
                                          1994            1993            1992            1991
                                      --------------  --------------  --------------  ---------------
Per Share Operating Performance:
 Net asset value at beginning of
  period ...........................  $      1.00     $      1.00     $      1.00     $      1.00
                                      ------------    ------------    ------------    --------------
Income from Investment
 Operations:
 Net investment income  ............       0.0184          0.0213          0.0353           0.0124
Less Distributions:
 Dividends from net investment
  income    ........................      (0.0184)        (0.0213)        (0.0353)         (0.0124)
                                      ------------    ------------    ------------    --------------
 Net asset value at end of period     $      1.00     $      1.00     $      1.00     $      1.00
                                      ============    ============    ============    ==============
Total Return:
 Based on net asset value per
  share  ...........................       1.86  %         2.15  %        3.59  %           4.35  %(2)
Ratios to Average Daily Net
 Assets:
 Expenses   ........................       0.58  %         0.60  %        0.56  %(3)        0.53  %(2)
 Net investment income  ............       1.84  %         2.13  %        3.49  %(4)        4.25  %(2)
Supplemental Data:
 Net assets at end of period  ......  $378,859,232    $315,661,447    $304,987,823    $256,895,180
 Number of shares outstanding at
  end of period   ..................  378,939,262     315,700,742     305,008,959      256,895,680



------------
1 The Alex. Brown Cash Reserve Tax-Free Shares commenced operations on December 17, 1990.
2 Annualized.
3 Ratio of expenses to average daily net assets prior to partial fee waivers was 0.57% for the year ended March 31, 1992.

4 Ratio of net investment income to average daily net assets prior to partial fee waivers was 3.48% for the year ended March 31, 1992.

3 The Fund and
         the Institutional Shares


The Fund is a money market fund that seeks a high level of current income consistent with preservation of capital and liquidity. The Tax-
Free Series seeks income exempt from federal income taxes. The Fund has three separate portfolios that offer Institutional Shares: the Prime Series, the Treasury Series and the Tax-Free Series (the "Series"). This Prospectus relates exclusively to one of five classes of shares currently offered by the Prime Series and one of two classes of shares currently offered by each of the Treasury Series and the Tax-Free Series. The classes of shares of the Fund offered pursuant to this Prospectus are designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others. Such institutions include banks and trust companies, savings institutions, corporations, insurance companies, investment counselors, pension funds, employee benefit plans, trusts, estates and educational, religious and charitable institutions. The other classes of shares of the Fund are offered to both individual and institutional investors.


All classes of each Series share a common investment objective, portfolio and advisory fee, but each class has different expenses, shareholder qualifications and methods of distribution. Expenses of the Fund that are not directly attributable to the operations of any class or Series are prorated among all classes of the Fund based upon the relative net assets of each class. Expenses of the Fund that are not directly attributable to a specific class but are directly attributable to a specific Series are prorated among all the classes of such Series based upon the relative net assets of each such class. Expenses of the Fund that are directly attributable to a class are charged against the income available for distribution as dividends to such class.




4 Investment Program


Investment Objectives


The investment objective of each Series of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The Tax-Free Series seeks income exempt from federal income taxes. Each Series endeavors to achieve its objective by investing in a diversified portfolio of domestic money market instruments that satisfy strict credit quality standards and that mature within one year or less from the date of purchase. The Tax-Free Series endeavors to achieve its objective by investing in a diversified portfolio of high quality, short-term municipal obligations. (See "Portfolio Investments -- Treasury Series -- Prime Series -- Tax-
Free Series.")

Portfolio Investments

 -- Treasury Series

The Treasury Series may invest in U.S. Treasury obligations consisting of marketable securities and instruments issued by the U.S. Treasury, including bills, notes, bonds and other obligations. It is management's intention to have 100% of the Treasury Series' assets invested in such instruments at all times. In unusual circumstances, up to 10% of the Treasury Series' assets may be invested in repurchase agreements collateralized by U.S. Treasury obligations. Such investments will be made only when it is necessary to ensure that the Treasury Series is fully invested while satisfying its liquidity requirements.

 -- Prime Series

In addition to the U.S. Treasury obligations described above and repurchase agreements collateralized by U.S. Treasury securities, the Prime Series may invest in obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government. Some of these obligations are backed by the full faith and credit of the U.S. Government (e.g., the Government National Mortgage Association), others are supported by the issuing agency's right to borrow from the U.S. Treasury (e.g., securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (e.g., the Federal National Mortgage Association).

The Prime Series may also invest in a broad range of commercial and bank obligations that the investment advisor, under guidelines established by the Board of Directors, believes present minimal credit risk and that satisfy the criteria for such obligations described below:


The Prime Series may invest in instruments consisting of commercial paper and variable amount master demand notes. Eligible commercial paper is limited to short-term, unsecured promissory notes issued by corporations that (i) are rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1+ or A-1 by Standard & Poor's Ratings Group ("S&P"); or (ii) if not rated by Moody's or S&P, are of comparable quality to Prime-1 or A-1+ or A-1 instruments as determined by the Fund's investment advisor; and (iii) are otherwise "Eligible Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All master demand notes acquired by the Prime Series will be payable within a prescribed notice period not to exceed seven days. (See the Statement of Additional Information for information with respect to commercial paper and bond ratings.)

The Prime Series may also invest in bank instruments consisting mainly of certificates of deposit and bankers' acceptances that (i) are issued by U.S. banks that satisfy applicable quality standards; or (ii) are fully insured as to principal and interest by the Federal Deposit Insurance Corporation.

 -- Tax-Free Series

The Tax-Free Series may invest in municipal securities consisting of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public purposes (including the construction of a wide range of public facilities), for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"); provided that the interest paid on such debt obligations and private activity bonds, in the opinion of bond counsel, is exempt from federal income taxes.

The Tax-Free Series invests in high quality municipal securities that the investment advisor believes, under guidelines established by the Board of Directors, present minimal credit risk and that at the time of purchase are rated within the two highest credit categories assigned by the recognized rating agencies, including: (1) bonds rated Aaa or Aa by Moody's or AAA or AA by S&P; (2) municipal commercial paper rated Prime-1 or Prime-2 by Moody's or A-1+, A-1 or A-2 by S&P (provided that such purchases would be further limited unless the instrument meets the definition of "Eligible Security" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended); (3) municipal notes and floating and variable rate demand obligations rated SP-1 or higher by S&P or MIG2 or VMIG or higher by Moody's; and (4) obligations secured by letters of credit providers rated within the two highest categories by any nationally recognized bank rating agency approved by the Fund's Board of Directors. The Tax-Free Series may purchase unrated securities if they are determined by the investment advisor, under guidelines established by the Board of Directors, to be of comparable value to those obligations rated in the categories described above.


The Tax-Free Series may hold cash reserves pending investment of such reserves in municipal securities.

It is a fundamental policy of the Tax-Free Series to have its assets invested so that at least 80% of the Series' income will be exempt from federal income taxes, and it is the Tax-Free Series' present intention (but it is not a fundamental policy) to invest its assets so that 100% of its annual interest income will be tax-exempt. From time to time, for temporary defensive purposes, however, the Fund may invest up to all of its assets in taxable short-term investments that meet the criteria for investment for the Treasury or Prime Series as described above.

The Tax-Free Series will seek to avoid the purchase of private activity bonds the interest on which will be considered to be an item of preference for purposes of alternative minimum tax liability for individuals under the Internal Revenue Code of 1986, as amended (the "Code").


Other Investment Practices

The Fund may enter into the following arrangements with respect to any Series:

When-Issued Securities involving commitments by a Series to purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Series will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities.

The Prime Series and the Treasury Series may also enter into the following arrangements: Repurchase Agreements under which the purchaser (for example, a Series of the Fund) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, repurchase agreements entered into by a Series will not have a stated maturity in excess of seven days from the date of purchase. A Series may enter into repurchase agreements with institutions that the Fund's Board of Directors believes present minimal credit risk. Default by, or bankruptcy proceedings with respect to the seller may, however, expose the series to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


The Prime Series may also enter into the following arrangements:

Reverse Repurchase Agreements involving the sale of money market instruments held by the Prime Series, with an agreement to repurchase the instruments at an agreed upon price and date. The Prime Series will employ reverse repurchase agreements only when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions. The Prime Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments that would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities retained by the Prime Series in lieu of liquidation may decline below the repurchase price of the securities sold by the Prime Series that it is obligated to repurchase.

Investment Restrictions


The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations, the most significant of which are as follows:



(1) No Series may purchase securities of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities and any municipal securities guaranteed by the U.S. Government) if immediately after such purchase more than 5% of the value of such Series' assets would be invested in such issuer;



(2) No Series may borrow money or issue senior securities, except that (i) any Series may borrow money from banks for temporary purposes in amounts up to 10% of the value of such Series' total assets at the time of borrowing, provided that any such borrowings are repaid prior to the purchase of additional portfolio securities, (ii) the Prime Series may enter into reverse repurchase agreements in accordance with its investment program and (iii) any Series of the Fund may enter into commitments to purchase securities in accordance with its investment program;


(3) No Series may lend money or securities except to the extent that a Series' investments may be considered loans;


(4) The Prime Series may not purchase any commercial paper or variable rate demand notes that would cause more than 25% of the value of the Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; and


(5) The Tax-Free Series may not purchase any securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit and guarantees of banks) that would cause more than 25% of the value of the Series' total net assets at the time of such purchase to be invested in: (i) securities of one or more issuers conducting their principal activities in the same state; (ii) securities, the interest on which is paid from revenues of projects with similar characteristics; or (iii) industrial development bonds the obligors of which are in the same industry.



(6) The Tax-Free Series will be invested so that at least 80% of the Series' income will be exempt from federal income taxes.



The investment objectives of each Series of the Fund as described under "Investment Objectives" and the foregoing restrictions are matters of fundamental policy except where noted and may not be changed without the affirmative vote of a majority of the outstanding shares of the Series affected. The Treasury Series has a policy, which may be changed by the Fund's Board of Directors and without shareholder approval, of limiting investments in U.S. Government obligations to U.S. Treasury obligations.



The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

5 How to Invest in Institutional Shares of the Fund


General Information on Purchases

Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counselors, pension funds, employee benefit plans, trusts, estates and educational, religious and charitable institutions) may purchase Institutional Shares of any Series through Alex. Brown & Sons Incorporated ("Alex. Brown"). Institutions interested in establishing an account with the Fund should contact Alex. Brown for details at (410) 727-1700.

The minimum initial investment in Institutional Shares of any Series of the Fund is $1,000,000; there is no minimum for clients of investment advisory affiliates of Alex. Brown; and there is no minimum for subsequent investments in the same Series. Orders for the purchase of Institutional Shares are accepted only on a "business day of the Fund," which means any day on which PNC Bank, National Association ("PNC"), the Fund's custodian, and the New York Stock Exchange are open for business (a "Business Day"). It is expected that during the next twelve months, PNC and/or the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

Orders to purchase Institutional Shares are executed at the net asset value of the Series selected as next determined after the order is effective. Because the Fund uses the amortized cost method of valuing the portfolio securities of each Series and rounds the per share net asset value of shares of each Series, it is anticipated that the net asset value of each Series will remain constant at $1.00 per share, but there can be no assurance that this objective can be met.

The net asset value of all shares of the Treasury Series and the Tax-Free Series is determined daily as of 11:00 a.m. (Eastern Time) and the net asset value of all shares of the Prime Series is determined daily as of 12:00 noon (Eastern Time) on each business day of the Fund. An order placed in the manner described below will be effective the same day if federal funds are wired to the Fund's custodian before the close of business on that day. Share purchases for the Treasury Series and the Tax-Free Series effected before 11:00 a.m. (Eastern Time) and share purchases for the Prime Series effected before 12:00 noon (Eastern Time) begin to earn dividends on the same business day. Share purchases received after these times begin to earn dividends on the following day.


Institutions may place orders to purchase Institutional Shares either by calling Alex. Brown at (410) 727-1700 and then wiring federal funds, or by wiring federal funds with the necessary instructions as described below. A shareholder who places an order by telephone will be asked to furnish:

 --The shareholder's Fund account number

 --The amount to be invested

 --The Series selected for investment (Prime Series, Treasury Series or
         Tax-Free Series)

Federal Funds should be wired to:

                PNC Bank
                a/c Alex. Brown & Sons Incorporated
                Acct. #5918197
                Philadelphia, PA 19103

referring in the wire to:

 --Alex. Brown Cash Reserve Fund, Inc. (Institutional Shares)

 --The Fund account number (and, if available, the shareholder account number)

 --The amount to be invested

 --Either the Prime Series, the Treasury Series or the Tax-Free Series


Other Information

Periodic statements of account from Alex. Brown will reflect all dividends, purchases and redemptions of Institutional Shares. The Fund and Alex. Brown have arranged for PNC to offer sub-accounting services to Fund shareholders and maintain information with respect to underlying share owners.

The Fund reserves the right to reject any order for the purchase of Institutional Shares.




6 Dividends and Taxes


Dividends

All of the net income earned on each Series is normally declared as dividends daily to the respective shareholders of record of each Series. Dividends on each Series are normally payable on the first day that a share purchase order is effective but not on the date that a redemption order is effective. Dividends are declared daily and reinvested monthly in the form of additional full and fractional shares of the same Series at net asset value, unless the shareholder has elected to have dividends paid in cash.



Taxes


The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the shareholders, and the discussion herein is not intended as a substitute for careful tax planning. Accordingly, shareholders are advised to consult with their own tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above. Additional information concerning taxes is set forth in the Statement of Additional Information.


Each Series of the Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as a Series qualifies for this tax treatment, it will not be required to pay federal income taxes on amounts distributed to shareholders; but shareholders, unless otherwise exempt, will pay taxes on taxable amounts so distributed.



The Tax-Free Series intends to qualify to pay "exempt-interest dividends" to its shareholders, by satisfying certain Code requirements described in the Statement of Additional Information. So long as these and certain other requirements are met, dividends of the Tax-Free Series derived from net tax-exempt interest income will be exempt-interest dividends that are excluded from the gross income of such Series' shareholders for federal income tax purposes. Exempt-interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences. (See the Statement of Additional Information.)


Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends. All or a portion of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisors before purchasing shares. (See the Statement of Additional Information.)


Distributions of net investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses) are taxed to shareholders as ordinary income. Distributions will not be eligible for the dividends received deduction otherwise available to corporate shareholders. Although no Series expects to realize any long-term capital gains, any distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares.


Ordinarily, shareholders will include in their taxable income all dividends declared by a Series in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by a Series in the year in which the dividends were declared.


The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.


The sale, exchange or redemption of Institutional Shares is a taxable event for the shareholder.


Shareholders of the Treasury Series may not be required to pay state income tax on dividends to the extent such dividends are derived from interest on U.S. Treasury obligations. State laws vary and investors are encouraged to consult with their tax advisors on this issue.




7 How to Redeem Institutional Shares

Shareholders may redeem all or part of their Institutional Shares of any Series on any business day of the Fund by transmitting a redemption order to Alex. Brown by either of the methods outlined below. A redemption request is effected at the net asset value next determined after tender of Institutional Shares for redemption.


Shareholders may submit redemption orders by calling Alex. Brown at (410) 727-1700. Telephone redemption privileges are automatic. Both Alex. Brown and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time the account is opened and prior to effecting each transaction requested by telephone. In addition, investors may be required to provide additional telecopied instructions of redemption requests. The Fund or Alex. Brown may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. In such event, requests should be made by regular or express mail to Alex. Brown or to the Fund's transfer agent at their addresses listed on page 17 of this Prospectus.

Redemption orders for the Treasury Series and the Tax-Free Series received after 11:00 a.m. (Eastern Time) and redemption orders for the Prime Series received after 12:00 noon (Eastern Time) will be executed on the following Business Day of the Fund at the net asset value of the Series to be redeemed next determined after the receipt of the order.


Dividends payable up to the date of redemption on redeemed shares will be paid on the next dividend payment date. If all of the Institutional Shares of a Series of the Fund in an Alex. Brown account have been redeemed on the dividend payment date, the dividend will be paid in cash to the shareholder.




8 Management of the Fund
Board of Directors

The overall business and affairs of the Fund are managed by its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. A majority of the Board of Directors of the Fund have no affiliation with Alex. Brown, the Fund's advisor or the Fund's sub-advisor.




Investment Advisor

Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Alex. Brown Incorporated (described below), was organized in 1987 and acts as the Fund's investment advisor. ICC supervises and manages the Fund's operations and generally provides management and administrative services for the Fund. ICC may delegate its duties and has delegated certain of such duties for the Tax-Free Series to the Fund's sub-advisor as described below. ICC is also investment advisor to, and Alex. Brown acts as distributor for, several funds in the Flag Investors family of funds which, as of May 31, 1997, had net assets of approximately $5.5 billion.


As compensation for providing investment advisory services to the Fund for the fiscal year ended March 31, 1997, ICC received a fee equal to .27% of the Prime Series' average daily net assets, .25% of the Treasury Series' average daily net assets and .28% of the Tax-Free Series' average daily net assets. ICC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series. ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime and Treasury Series. (See "Custodian, Transfer Agent and Accounting Services.")


Sub-Advisor


PNC Institutional Management Corporation ("PIMC") acts as sub-advisor to the Tax-Free Series pursuant to a sub-advisory agreement between ICC and PIMC. PIMC is a wholly-owned subsidiary of PNC, the Fund's custodian. Subject to the oversight of ICC, PIMC is responsible for managing the Tax-Free Series' investments. PIMC was organized in 1977 to perform advisory services for investment companies. PNC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia, Pennsylvania area since 1847. PIMC advises or manages approximately 43 investment portfolios with total assets of approximately $5.5 billion as of May 31, 1997. As compensation for its services as sub-advisor to the Tax-Free Series for the fiscal year ended March 31, 1997, PIMC received a fee from ICC equal to
 .14% of the average daily net assets of the Tax-Free Series. If ICC voluntarily waives a portion of its fee with respect to the Tax-Free Series, PIMC has agreed to waive a portion of its fee in the same proportion and for the same time periods as ICC's waiver.

Distributor

Alex. Brown & Sons Incorporated serves as the exclusive distributor for shares of the Fund's three Series. Alex. Brown is an investment banking firm that offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

Alex. Brown receives no compensation for its services with respect to the Institutional Shares. Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.

9 Current Yield

From time to time the Fund advertises the "yield" and "effective yield" of the Institutional Shares of a particular Series. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Series refers to the income generated by an investment in the Series over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the Series is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Tax-Free Series may also advertise a taxable-equivalent yield or effective yield, which are calculated by applying a stated income tax rate to the Series' tax-exempt income for the same periods and annualized as described above.




10 General Information

Description of Shares

The Fund is an open-end, diversified management investment company. The Fund was reorganized under the laws of the State of Maryland on April 5, 1990. The Fund is authorized to issue $8 billion shares of common stock, with a par value of $.001 per share. Shares of the Fund are divided into three series -- the Prime Series, the Treasury Series and the Tax-Free Series. Each of the Series currently offers one or more classes, which classes differ from each other principally in distribution fees, in some instances shareholder servicing fees, and the method of distribution, which may affect performance. For information regarding the other classes of shares, please call (800) 553-8080. Shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular Series or class will have the exclusive right to vote on matters affecting only the rights of the holders of such Series or class. For example, holders of a particular Series will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such Series. In the event of dissolution or liquidation, holders of each Series will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective Series less (b) the liabilities of the Fund attributable to the respective Series or allocated among all Series based on the respective liquidation value of each Series.

There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional series or classes of Fund shares without shareholder approval.


Custodian, Transfer Agent and Accounting Services


Investment Company Capital Corp., the Fund's investment advisor, also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime Series and the Treasury Series. As compensation for providing accounting services to the Prime Series and the Treasury Series for the fiscal year ended March 31, 1997, ICC received from the Fund an annual fee equal to .01% of the Prime Series' average daily net assets and .02% of the Treasury Series' average daily net assets. PNC acts as custodian for the Fund's portfolio securities and cash. PFPC Inc., an affiliate of PNC, provides accounting services to the Tax-Free Series. (See the Statement of Additional Information.)



Annual Meetings

Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders may remove directors from office by votes cast at a meeting of shareholders or by written consent. A meeting of shareholders may be called at the request of the holders of 10% or more of the Fund's outstanding shares.

Reports

The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholder Inquiries

Shareholders with inquiries concerning their shares should contact the Fund at
(800) 553-8080.

                              BOARD OF DIRECTORS

                              CHARLES W. COLE, JR.
                                    Chairman

   RICHARD T. HALE                                       EUGENE J. McDONALD
      Director                                                   Director


    JAMES J. CUNNANE                                       REBECCA W. RIMEL
      Director                                                   Director
    JOHN F. KROEGER                                        TRUMAN T. SEMANS
      Director                                                   Director


   LOUIS E. LEVY                                          CARL W. VOGT, ESQ.
      Director                                                   Director
      ---------------------------------------------------------



                                    OFFICERS

RICHARD T. HALE             M. ELLIOTT RANDOLPH, JR.          JOSEPH A. FINELLI
  President                     Vice President                    Treasurer

  EDWARD J. VEILLEUX            PAUL D. CORBIN               LAURIE D. COLLIDGE
Executive Vice President        Vice President              Assistant Secretary

                               MONICA M. HAUSNER
                                 Vice President

                                SCOTT J. LIOTTA
                         Vice President and Secretary


      ---------------------------------------------------------

         Distributor                                         Custodian
      ALEX. BROWN & SONS                                      PNC BANK
         INCORPORATED                                   Airport Business Center
      One South Street                                     200 Stevens Drive
  Baltimore, Maryland 21202                           Lester, Pennsylvania 19113
       (410) 727-1700

     Investment Advisor                                    Fund Counsel
INVESTMENT COMPANY CAPITAL CORP.                  MORGAN, LEWIS & BOCKIUS LLP
     One South Street                                2000 One Logan Square
  Baltimore, Maryland 21202                     Philadelphia, Pennsylvania 19103

           Sub-Advisor
         Tax-Free Series                            Independent Accountants
 PNC INSTITUTIONAL MANAGEMENT CORP.                 COOPERS & LYBRAND L.L.P.
       400 Bellevue Parkway                         2400 Eleven Penn Center
    Wilmington, Delaware 19809                  Philadelphia, Pennsylvania 19103


                                 Transfer Agent
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                           Baltimore, Maryland 21202
                                 (800) 553-8080

(C) BY ALEX. BROWN & SONS INCORPORATED

                     Supplement dated August 1, 1997 to the
                  Quality Cash Reserve Prime Shares Prospectus
                              dated August 1, 1997

                       Alex. Brown Cash Reserve Fund, Inc.
                                  (the "Fund")

         The above prospectus is hereby amended and supplemented as follows:

         Alex. Brown Incorporated ("Alex. Brown") has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation ("Bankers Trust"), dated as of April 6, 1997, under which Alex. Brown would merge with and into a subsidiary of Bankers Trust (the "Merger"). Provided that shareholders of Alex. Brown approve the Merger at a shareholder meeting to be held on August 13, 1997, it is currently anticipated that the Merger will be consummated on or about August 31, 1997. At such time, the Fund's investment advisor and distributor will each become affiliates of Bankers Trust.

         Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund. After the Merger and provided shareholders of the Fund's Prime Series approve a new investment advisory agreement at a meeting to be held on August 14, 1997, the Prime Series' current investment advisor will continue to provide investment advisory services to the Prime Series. The new investment advisory agreement (including fees) is substantially the same as the Prime Series' current advisory agreement. However, as a result of the Merger, individuals affiliated with Alex. Brown will not be able to hold positions as certain executive officers of the Fund and at least 75% of the members of the Board of Directors must not be interested persons of the investment advisor or Bankers Trust. In addition, the Fund will be required to engage an independent distributor.

         The Fund is currently taking steps to engage an independent distributor and to comply with the foregoing requirements. Alex. Brown does not believe such changes will substantially affect the operation of the Fund or the services received by shareholders.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Quality Cash Reserve Prime Shares




P.O. Box 17250
Baltimore, Maryland 21203







                                   Bulk Rate
                                 U.S. POSTAGE
                                     PAID
                                 Baltimore, MD

                                Permit No. 8614






                                     QUALITY
                                  CASH RESERVE
                                  PRIME SHARES
                                   Prospectus


                                 August 1, 1997

QUALITY CASH RESERVE PRIME SHARES
(A Class of Alex. Brown Cash Reserve Fund, Inc.)
P.O. Box 17250

Baltimore, Maryland 21203


Alex. Brown Cash Reserve Fund, Inc. (the "Fund") is a money market fund designed to seek as high a level of current income as is consistent with preservation of capital and liquidity. This Prospectus relates to the Quality Cash Reserve Prime Shares (the "Shares"). Shares are available exclusively through broker-dealers that provide certain shareholder services ("Participating Dealers"). These include broker-dealers that have correspondent relationships with Alex. Brown & Sons Incorporated ("Alex. Brown"), the Fund's distributor (the "Distributor").

Other principal features of the Shares are:

 o Shares are sold without purchase or redemption charges;
 o Dividends are declared daily and paid monthly in additional shares or cash;
        and
 o Wire and telephone transfers, free check redemptions and other convenient cash management services are available.

For current yield information and for purchase and redemption information, call any Participating Dealer.

The Fund's Statement of Additional Information and separate prospectuses for the other Series and classes of the Fund may be obtained without charge from Alex. Brown or any securities dealer that has entered into a dealer agreement with Alex. Brown with respect to such other Series or classes.


This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be read and retained for future reference. A Statement of Additional Information dated August 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 553-8080.

                               TABLE OF CONTENTS



                                    Page
 1. Table of Fees and Expenses         2
 2. Financial Highlights               3
 3. The Fund and the Quality
       Cash Reserve Prime Shares       4
 4. Investment Program                 4
 5. How to Invest in the Quality
       Cash Reserve Prime Shares       6
 6. How to Redeem Shares               7
 7. Dividends and Taxes                9
 8. Management of the Fund            10
 9. Current Yield                     11
10. General Information               12


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PRIME SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                Prospectus Dated: August 1, 1997

1 Table of Fees and Expenses


The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses that an investor in the Quality Cash Reserve Prime Shares may bear directly or indirectly. Actual expenses may be greater or less than those shown. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.





Shareholder Transaction Expenses
-----------------------------------------------------------------------------   -------
  Maximum Sales Charge Imposed on Purchases .................................   None
  Maximum Sales Charge Imposed on Reinvested Dividends  .....................   None
  Maximum Deferred Sales Charge    ..........................................   None
  Redemption Fees   .........................................................   None
Annual Fund Operating Expenses (as a percentage of average daily net assets)
-----------------------------------------------------------------------------
  Management Fees   .........................................................   .27%
  12b-1 Fees (after fee waivers)   ..........................................   .53%*
  Other Expenses    .........................................................   .11%
                                                                                -------
  Total Fund Operating Expenses (after fee waivers)  ........................   .91%*
                                                                                =======



------------
* The Distributor currently reduces its annual 12b-1 Fees, on a voluntary basis, to .53% of the Quality Cash Reserve Prime Shares' average daily net assets. Absent fee waivers, 12b-1 Fees would be .60% and Total Fund Operating Expenses would be .98% of the Quality Cash Reserve Prime Shares' average daily net assets.



Example of Quality Cash Reserve Prime Shares Expenses

The following is an illustration of the total transaction and operating expenses that an investor in Quality Cash Reserve Prime Shares would bear over different periods of time, assuming a hypothetical investment of $1,000, a 5% annual return on the investment, and redemption at the end of the period:*



   1 year    ......   $  9
   3 years   ......   $ 29
   5 years   ......   $ 50
  10 years   ......   $112


------------

* The example is based on Total Fund Operating Expenses after fee waivers. Absent fee waivers, expenses would be higher.


The Expenses and Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

2 Financial Highlights

The Fund has offered the Quality Cash Reserve Prime Shares since May 6, 1991. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated that have been audited by the Fund's independent accountants. The financial statements and financial highlights for the fiscal year ended March 31, 1997 and the report of the Fund's independent accountants thereon are included in the Statement of Additional Information, which can be obtained at no charge by calling the Fund at (800) 553-8080.


  Financial Highlights
(For a share outstanding throughout each period)


                                                                   Quality Cash Reserve Prime Shares
                                              ----------------------------------------------------------------------------
                                                                      For the Year Ended March 31,
                                              ----------------------------------------------------------------------------
                                                  1997            1996           1995           1994            1993
                                              --------------  --------------  -------------  -------------  --------------
Per Share Operating Performance:
 Net asset value at beginning of period  ...  $      1.00     $      1.00     $     1.00     $     1.00     $      1.00
                                              --------------  --------------  -----------    -----------    ------------
Income from Investment Operations:
 Net investment income .....................        0.0449          0.0493        0.0402         0.0218          0.0253
Less Distributions:
 Dividends from net investment income   .          (0.0449)        (0.0493)      (0.0402)       (0.0218)        (0.0253)
                                              --------------  --------------  -----------    -----------    ------------
 Net asset value at end of period  .........  $      1.00     $      1.00     $     1.00     $     1.00     $      1.00
                                              ==============  ==============  ===========    ===========    ============
Total Return:
 Based on net asset value per share   ......        4.59            5.04  %       4.09  %        2.20  %         2.53  %
Ratios to Average Daily Net Assets:
 Expenses  .................................        0.91  %2        0.90  %2      0.96  %        1.06  %         1.04  %
 Net investment income .....................        4.50  %3        4.91  %3      4.04  %        2.18  %         2.53  %
Supplemental Data:
 Net assets at end of period ...............  $197,370,530    $156,412,213    $94,592,158    $92,678,440    $101,321,868
 Number of shares outstanding at end of
  period   .................................   197,369,848     156,412,393    94,591,979     92,678,268     101,321,668

                                              For the Period
                                               May 6, 19911
                                                 through
                                              March 31, 1992
                                              ----------------
Per Share Operating Performance:
 Net asset value at beginning of period  ...   $     1.00
                                               -------------
Income from Investment Operations:
 Net investment income .....................        0.0399
Less Distributions:
 Dividends from net investment income   .          (0.0399)
                                               -------------
 Net asset value at end of period  .........   $     1.00
                                               =============
Total Return:
 Based on net asset value per share   ......        4.30  %4
Ratios to Average Daily Net Assets:
 Expenses  .................................        0.96  %4
 Net investment income .....................        4.30  %4
Supplemental Data:
 Net assets at end of period ...............   $94,887,669
 Number of shares outstanding at end of
  period   .................................    94,887,669



--------
  1 The Quality Cash Reserve Prime Shares commenced operations on May 6, 1991. 2 Ratio of expenses to average daily net assets prior to partial fee waivers was 0.98% and 0.95% for the years ended March 31, 1997 and March 31, 1996, respectively.
  3 Ratio of net investment income to average daily net assets prior to partial fee waivers was 4.43% and 4.86% for the years ended March 31, 1997 and March 31, 1996, respectively.

  4 Annualized.

3 The Fund and the Quality
         Cash Reserve Prime Shares


The Fund is a money market fund that seeks a high level of current income consistent with preservation of capital and liquidity. The Fund consists of three separate portfolios: the Prime Series, the Treasury Series and the Tax-Free Series. This Prospectus relates exclusively to one of five classes of shares currently offered by the Prime Series. The class of shares of the Prime Series offered pursuant to this Prospectus has been designated as the Quality Cash Reserve Prime Shares. All classes of the Prime Series share a common investment objective, portfolio and advisory fee, but each class has different expenses, shareholder qualifications and methods of distribution. Expenses of the Fund that are not directly attributable to the operations of any class or Series are prorated among all classes of the Fund based upon the relative net assets of each class. Expenses of the Fund that are not directly attributable to a specific class but are directly attributable to a specific Series are prorated among all the classes of such Series based upon the relative net assets of each such class. Expenses of the Fund that are directly attributable to a class are charged against the income available for distribution as dividends to such class.


Quality Cash Reserve Prime Shares are offered primarily to customers of Participating Dealers that have correspondent relationships with Alex. Brown as a convenient means of investing cash in their brokerage accounts. Quality Cash Reserve Prime Shares are also offered through other Participating Dealers that agree to provide certain shareholder services. (See "How to Invest in the Quality Cash Reserve Prime Shares.")

4 Investment Program

Investment Objective


The investment objective of the Prime Series is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The Prime Series endeavors to achieve this objective by investing in a diversified portfolio of domestic money market instruments that satisfy strict credit quality standards and that mature within one year or less from the date of purchase.

Portfolio Investments


The Prime Series may invest in U.S. Treasury obligations consisting of marketable securities and instruments issued by the U.S. Treasury, including bills, notes, bonds and other obligations. In addition to U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury securities, the Prime Series may invest in obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government. Some of these obligations are backed by the full faith and credit of the U.S. Government (e.g., the Government National Mortgage Association), others are supported by the issuing agency's right to borrow from the U.S. Treasury (e.g., securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (e.g., the Federal National Mortgage Association).


The Prime Series may also invest in a broad range of commercial and bank obligations that the investment advisor, under guidelines established by the Board of Directors, believes present minimal credit risk and that satisfy the criteria for such obligations described below:


The Prime Series may invest in instruments consisting of commercial paper and variable amount master demand notes. Eligible commercial paper is limited to short-term, unsecured promissory notes issued by corporations that (i) are rated Prime-1 by Moody's Investor Services, Inc. ("Moody's") or A-1+ or A-1 by Standard and Poor's Ratings Group ("S&P"), or (ii) if not rated by Moody's or S&P, are of comparable quality to Prime-1 or A-1+ or A-1 instruments as determined by the Fund's investment advisor, and (iii) are otherwise "Eligible Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All master demand notes acquired by the Prime Series will be payable within a prescribed notice period not to exceed seven days. (See the Statement of Additional Information for information with respect to commercial paper and bond ratings.)


The Prime Series may also invest in bank instruments, consisting mainly of certificates of deposit and bankers' acceptances, that (i) are issued by U.S. banks that satisfy applicable quality standards, or (ii) are fully insured as to principal and interest by the Federal Deposit Insurance Corporation.


Other Investment Practices

The Prime Series may enter into the following arrangements:


Repurchase Agreements under which the purchaser (for example, the Prime Series) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, repurchase agreements entered into by the Prime Series will not have a stated maturity in excess of seven days from the date of purchase. Default by, or bankruptcy proceedings with respect to the seller may, however, expose the Series to possible loss because of the adverse market action or delay in connection with the disposition of the underlying obligations.


When-Issued Securities involving commitments by the Prime Series to purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Prime Series will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities.


Reverse Repurchase Agreements involving the sale of money market instruments held by the Prime Series, with an agreement to repurchase the instruments at an agreed upon price and date. The Prime Series will employ reverse repurchase agreements only when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions. The Prime Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments, which would otherwise have to be liquidated to meet redemptions, is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities retained by the Prime Series in lieu of liquidation may decline below the repurchase price of the securities sold by the Prime Series, which it is obligated to repurchase.


Investment Restrictions



The Prime Series investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The Prime Series will not:



(1) purchase securities of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities), if immediately after such purchase more than 5% of the value of the Prime Series' assets would be invested in such issuer;


(2) borrow money or issue senior securities, except that the Prime Series may
(i) borrow money from banks for temporary purposes in amounts up to 10% of the value of its total assets at the time of borrowing, provided that any such borrowings will be repaid prior to the purchase of additional portfolio securities, (ii) enter into reverse repurchase agreements in accordance with its investment program and (iii) enter into commitments to purchase securities in accordance with its investment program;


(3) lend money or securities except to the extent that the Prime Series' investments may be considered loans; or


(4) purchase any commercial paper or variable rate demand notes that would cause more than 25% of the value of the Prime Series' total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.
The investment objective of the Prime Series as described under "Investment Objective" and the foregoing restrictions are matters of fundamental policy except where noted and may not be changed without the affirmative vote of a majority of the outstanding shares of the Prime Series.


The Prime Series is subject to further investment restrictions that are set forth in the Statement of Additional Information.



5 How to Invest in the Quality Cash Reserve Prime Shares


General Information on Purchases

Quality Cash Reserve Prime Shares are offered primarily to customers of Participating Dealers that have correspondent relationships with Alex. Brown, but Quality Cash Reserve Prime Shares are also offered through other Participating Dealers that provide certain shareholder services. Purchases of Quality Cash Reserve Prime Shares may be made only through Participating Dealers. The terms and conditions under which purchases may be effected are governed by the investor's agreement with the Participating Dealer.

The minimum initial investment is $1,500. Subsequent investments must be at least $100. Orders for purchase of Quality Cash Reserve Prime Shares are accepted only on a "business day of the Fund," which means any day on which PNC Bank, National Association ("PNC"), the Fund's custodian, and the New York Stock Exchange are open for business. It is expected that during the next twelve months, PNC and/or the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day,

Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

An order to purchase Quality Cash Reserve Prime Shares is effective only when a Participating Dealer receives it in proper form and the investor has an available cash balance in his account for investment. The Fund reserves the right to reject any order for purchase of Quality Cash Reserve Prime Shares. Quality Cash Reserve Prime Shares are purchased at the net asset value next determined after acceptance of the order.


The net asset value of the Prime Series is determined daily as of 12:00 noon (Eastern Time) on each business day of the Fund. Because the Fund uses the amortized cost method of valuing the portfolio securities of the Prime Series and rounds the per share net asset value of shares of the Prime Series, it is anticipated that the net asset value of the Prime Series will remain constant at $1.00 per share, but there can be no assurance that this objective can be met. Share purchases effected before 12:00 noon (Eastern Time) begin to earn dividends on the same business day. Share purchases received after 12:00 noon (Eastern Time) begin to earn dividends on the following day. Payments transmitted by check are normally converted into federal funds within two business days and are accepted subject to collection at full face amount.



Purchases through an Account

Share purchases may be effected through an investor's account maintained with a Participating Dealer, through procedures established in connection with the requirements of the Fund and such Participating Dealer. A Participating Dealer may impose minimum investor account requirements. Although Participating Dealers do not impose sales charges for purchases of Quality Cash Reserve Prime Shares, brokers may charge an investor's account fees for services provided to the account. (See "Management of the Fund--Distributor.") Information concerning account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a Participating Dealer.

Automatic Investment and Redemption
Program



The Fund has established a special procedure whereby proceeds from sales of securities will be combined with other available credit balances in a Participating Dealer's customer's account (the "account") on the settlement date and invested in Quality Cash Reserve Prime Shares. In addition, all credit balances in an account at the end of each day are invested on the next business day of the Fund so long as the resulting Fund balance is $100 or more. Additionally, Fund shares will be redeemed automatically to pay for securities purchases in the account. Such redemption will be made on the settlement date of the securities purchase.



The initial purchase requirement of $1,500 does not apply to those shareholders who elect to take part in the Automatic Investment and Redemption Program. Investors should contact a Participating Dealer for more information.


6 How to Redeem Shares

Shareholders may redeem all or part of their Quality Cash Reserve Prime Shares on any business day of the Fund by transmitting a redemption order to a Participating Dealer. A redemption request is effected at the net asset value next determined after tender of shares for redemption. Redemption orders received after 12:00 noon (Eastern
Time) will be executed the following business day at the net asset value of the Prime Series to be redeemed next determined after receipt of the order. The terms and conditions under which redemptions may be effected are governed by the shareholder's agreement with the Participating Dealer.





Redemption by Check

Shareholders who complete the necessary forms may establish special check redemption privileges that entitle them to write checks drawn on the Fund that will clear through the Fund's account with PNC, in any amount not less than $250. The payee of the check may cash or deposit it in the same way as an ordinary bank check. Shareholders are entitled to dividends on the shares redeemed until the check has been presented to PNC for payment. If the amount of the check exceeds the value of the Quality Cash Reserve Prime Shares in the account, the check will be returned to the payee marked "non-sufficient funds." Checks written in amounts less than $250 may also be returned. The Fund in its discretion will honor such checks but will charge the account a servicing fee of $15. Cancelled checks will not be returned to the shareholder, but the amounts will be reflected on the shareholder's monthly statement of account with his Participating Dealer. Since the total amount of shares in an account may vary, shareholders should not attempt to redeem their entire account by check.

The Fund reserves the right to terminate or alter check redemption privileges at any time, to impose a service charge, or to charge for checks. The Fund also may charge a shareholder's account for returned checks and for effecting stop orders.

If a shareholder desires check redemption privileges, the necessary forms may be obtained through a Participating Dealer.

Redemption by Wire

A shareholder who wishes to redeem $10,000 or more and who has previously completed the necessary authorizations, may request that payment be made by wire transfer of federal funds. In such case, once the redemption is effected, payment will be made in federal funds wired to the shareholder's bank on the same day. The Participating Dealer may subtract from the redemption proceeds the cost of effecting the wire transfer.


Redemption by Mail

Shareholders may redeem Quality Cash Reserve Prime Shares in any amount by mailing a redemption request to a Participating Dealer.

Payment for shares redeemed by mail will be made by check and will ordinarily be mailed within seven days after receipt by the Participating Dealer of a written redemption request in good order. The request must include the following:

(1) a letter of instruction specifying the Participating Dealer account number and the number of Quality Cash Reserve Prime Shares or dollar amount to be redeemed (or that all Quality Cash Reserve Prime Shares credited to a Participating Dealer account be redeemed), signed by all owners of the Quality Cash Reserve Prime Shares in the exact names in which their account is maintained;

(2) a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), a securities exchange or association, clearing agency or savings association; and

(3) any additional documents required by the Fund or transfer agent for redemption by corporations, partnerships, trusts or fiduciaries.



Additional Information on Redemption


Dividends payable up to the date of redemption on redeemed shares will be paid on the next dividend payment date. If all of the shareholder's shares have been redeemed on the dividend payment date, the dividend will be credited in cash to the shareholder's account.

The Board of Directors may authorize redemption of all shares in an account that has been reduced by the shareholder to less than $500, if the Board of Directors determines that it is necessary to reduce disproportionately burdensome expenses of servicing small accounts or is otherwise in the best interest of the Fund. At least 60 days' prior notice will be given to allow a shareholder to make an additional minimum investment set by the Board of Directors to avoid redemption.




7 Dividends and Taxes


Dividends


All of the net income earned on the Prime Series is normally declared as dividends daily to the respective shareholders of record of the Prime Series. Dividends on the Prime Series are normally payable on the first day that a share purchase order is effective but not on the date that a redemption order is effective. Dividends are declared daily and reinvested monthly in the form of additional full and fractional shares of the Prime Series at net asset value, unless the shareholder has elected to have dividends paid in cash.


Taxes


The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislation, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the shareholders, and the discussion herein is not intended as a substitute for careful tax planning. Accordingly, shareholders are advised to consult with their own tax advisors concerning the application of state and local taxes to investments in the Prime Series, which may differ from the federal income tax consequences described above. Additional information concerning taxes is set forth in the Statement of Additional Information.



The Prime Series has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Prime Series qualifies for this tax treatment, it will not be required to pay federal income taxes on amounts distributed to shareholders; but shareholders, unless otherwise exempt, will pay taxes on amounts so distributed.


Distributions of net investment company taxable income (generally, net investment income plus net short-term capital gains, if any) are taxed to shareholders as ordinary income. Distributions will not be eligible for the dividends received deduction otherwise available to corporate shareholders. Although the Prime Series does not expect to realize any long-term capital gains, any distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares.


Ordinarily, shareholders will include in their taxable income all dividends declared by a Series in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Prime Series in the year in which the dividends were declared.


The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.
The sale, exchange or redemption of shares is a taxable event for the shareholder.





8 Management of the Fund


Board of Directors


The overall business and affairs of the Fund are managed by its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. A majority of the Board of Directors of the Fund have no affiliation with the Distributor or the Fund's advisor.


Investment Advisor


Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Alex. Brown Incorporated (described below), was organized in 1987 and acts as the investment advisor to the Prime Series. ICC supervises and manages the Prime Series' operations and generally provides management and administrative services for the Prime Series. ICC is also investment advisor to, and the Distributor acts as distributor for, several funds in the Flag Investors family of funds which, as of May 31, 1997, had net assets of approximately 5.5 billion.


As compensation for providing investment advisory services to the Prime Series for the fiscal year ended March 31, 1997, ICC received a fee equal to .27% of the Prime Series' average daily net assets. ICC may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of such Series.


ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime Series. (See "Custodian, Transfer Agent and Accounting Services.")


In the fiscal year ended March 31, 1997, the expenses borne by the Quality Cash Reserve Prime Shares class of the Prime Series, including the fees to ICC, amounted to .91% (net of fee waivers) of such class' average daily net assets.


Distributor

Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor")serves as the exclusive distributor for the Quality Cash Reserve Prime Shares. Alex. Brown is an investment banking firm that offers a broad range of investment services to individual, institutional, corporate and municipal clients. Alex. Brown is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

As compensation for its services, the Distributor is entitled to receive an annual fee from the Fund, equal to .60% of the average daily net assets invested in Quality Cash Reserve Prime Shares. The Distributor currently reduces its distribution fee, on a voluntary basis, to .53% of the Quality Cash Reserve Prime Shares' average daily net assets. (See "Table of Fees and Expenses.") The Distributor expects to allocate on a proportional basis up to all of its annual fee received from the Fund to Participating Dealers as compensation for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund, and communicating with the Fund and its transfer agent on behalf of the Fund's shareholders. Additionally, the Distributor bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders. The Distributor will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.





9 Current Yield


From time to time the Fund advertises the "yield" and "effective yield" of a particular Series or class. Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Series or class refers to the income generated by an investment in that Series or class over a seven-day period (which period will be stated in the advertisement.) This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week of a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The yield for the Quality Cash Reserve Prime Shares may be obtained by calling any Participating Dealer.




10 General Information


Description of Shares



The Fund is an open-end, diversified management investment company. The Fund was reorganized under the laws of the State of Maryland on April 5, 1990. The Fund is authorized to issue 8 billion shares of common stock with a par value of $.001 per share. Shares of the Fund are divided into three series, each with a par value of $.001 - the Prime Series, the Treasury Series and the Tax-Free Series. Each of the Series currently offers one or more classes of shares, which classes differ from each other principally in the allocation of certain expenses and the method of distribution, which may affect performance. For information regarding the other classes of shares, please call (800) 553-8080 or a Participating Dealer. Shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular Series or class will have the exclusive right to vote on matters affecting only the rights of the holders of such Series or class. For example, holders of a particular Series will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such Series. In the event of dissolution or liquidation, holders of shares of each Series will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective Series less (b) the liabilities of the Fund attributable to the respective Series or allocated among all Series based on the respective liquidation value of each Series.



There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional series or classes of Fund shares without shareholder approval.


Custodian, Transfer Agent and Accounting

Services


Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime Series. As compensation for providing accounting services to the Prime Series for the fiscal year ended March 31, 1997, ICC received a fee equal to .01% of the Prime Series' average daily net assets. (See the Statement of Additional Information.) PNC acts as custodian for the Fund's portfolio securities and cash.



Annual Meetings

Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders may remove directors from office by votes cast at a meeting of shareholders or by written consent. A meeting of shareholders may be called at the request of the holders of 10% or more of the Fund's outstanding shares.


Reports

The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholder Inquiries


Shareholders with inquiries concerning their shares should contact any Participating Dealer.

                              BOARD OF DIRECTORS
                             CHARLES W. COLE, JR.
                                    Chairman


   RICHARD T. HALE                                       EUGENE J. McDONALD
      Director                                                   Director


    JAMES J. CUNNANE                                       REBECCA W. RIMEL
      Director                                                   Director


    JOHN F. KROEGER                                       TRUMAN T. SEMANS
      Director                                                   Director


   LOUIS E. LEVY                                         CARL W. VOGT, ESQ.
   Director                                                   Director




--------------------------------------------------------------------------------

                                    OFFICERS

M. ELLIOTT RANDOLPH, JR.                                     JOSEPH A. FINELLI
     Vice President             RICHARD T. HALE                  Treasurer
                                   President

PAUL D. CORBIN                                               LAURIE D. COLLIDGE
Vice President                EDWARD J. VEILLEUX            Assistant Secretary
                           Executive Vice President


                               MONICA M. HAUSNER
                                Vice President
                                SCOTT J. LIOTTA
                          Vice President and Secretary

--------------------------------------------------------------------------------


      Distributor                                              Custodian
 ALEX. BROWN & SONS                                            PNC BANK
    INCORPORATED                                        Airport Business Center
   One South Street                                        200 Stevens Drive
Baltimore, Maryland 21202                             Lester, Pennsylvania 19113
    (410) 727-1700


      Investment Advisor                                   Fund Counsel
 INVESTMENT COMPANY CAPITAL CORP.                  MORGAN, LEWIS & BOCKIUS LLP
   One South Street                                   2000 One Logan Square
Baltimore, Maryland 21202                       Philadelphia, Pennsylvania 19103


   Independent Accountants                               Transfer Agent
   COOPERS & LYBRAND L.L.P.                     INVESTMENT COMPANY CAPITAL CORP.
   2400 Eleven Penn Center                              One South Street
  Baltimore, Maryland 21202                    Philadelphia, Pennsylvania 19103
                                                        (800) 553-8080


                                       14
(C) BY ALEX. BROWN & SONS INCORPORATED

                       STATEMENT OF ADDITIONAL INFORMATION


                    ----------------------------------------

                       ALEX. BROWN CASH RESERVE FUND, INC.

                    ----------------------------------------



            THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE APPROPRIATE CLASS OF SHARES, WHICH
            MAY BE OBTAINED FROM YOUR ALEX. BROWN & SONS INCORPORATED INVESTMENT REPRESENTATIVE OR ANY PARTICIPATING DEALER
            OF THE FUND'S SHARES, OR BY WRITING  ALEX. BROWN &
            SONS INCORPORATED, P.O. BOX 17250, BALTIMORE, MARYLAND 21203, OR BY CALLING THE FUND AT (800) 553-8080.













            Statement of Additional Information dated August 1, 1997
               Relating to Prospectuses dated August 1, 1997 for:
                       Alex. Brown Cash Reserve Fund, Inc.
               (Prime Series, Treasury Series and Tax-Free Series)
                        Quality Cash Reserve Prime Shares
                  and Flag Investors Cash Reserve Prime Shares
                              (Class A and Class B)
                              Institutional Shares
               (Prime Series, Treasury Series and Tax-Free Series)

                                TABLE OF CONTENTS



Introduction................................................................  1
General Information About the Fund..........................................  1
      The Fund and Its Shares...............................................  1
      Directors and Officers................................................  3
      The Investment Advisor................................................  7
      The Sub-Advisor.......................................................  9
      Distributor............................................................10
      Expenses...............................................................13
      Transfer Agent, Custodian and Accounting Services......................14
      Sub-Accounting.........................................................15
      Principal Holders of Securities........................................15
      Semi-Annual Reports....................................................15
      Independent Accountants................................................15
Share Purchases and Redemptions..............................................16
      Purchases and Redemptions..............................................16
      Net Asset Value Determination..........................................16
Dividends and Taxes..........................................................17
      Dividends..............................................................17
      Taxes..................................................................18
Current Yield................................................................21
Investment Program and Restrictions..........................................22
      Investment Restrictions................................................24
Portfolio Transactions.......................................................25
Financial Statements.........................................................27

                                  INTRODUCTION



                  Alex. Brown Cash Reserve Fund, Inc. (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. There are four separate Prospectuses for the Fund's shares dated August 1, 1997: one for the Alex. Brown Cash Reserve Classes of each Series, one for the Institutional Classes of each Series, one for the Flag Investors Cash Reserve Prime Class A and B Shares of the Prime Series and one for the Quality Cash Reserve Prime Shares Class of the Prime Series. These prospectuses may be obtained without charge from an Alex. Brown & Sons Incorporated ("Alex. Brown") investment representative or by writing Alex. Brown, P.O. Box 17250, Baltimore, Maryland 21203. Investors may also call (410) 727-1700 or (except in the case of the Institutional Shares) dealers authorized by Alex. Brown to distribute the respective classes of the Fund's shares. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Unless otherwise noted, the term "Prospectus" as used herein refers to the Prospectus for each class of the Fund's shares. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.



                       GENERAL INFORMATION ABOUT THE FUND

The Fund and Its Shares

                  The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and its shares are registered under the Securities Act of 1933. The Fund was organized as a corporation under the laws of the State of Maryland on November 19, 1980, reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985 and, following certain changes in Maryland law, reorganized as a Maryland corporation effective April 5, 1990. Shares of the Fund are redeemable at the net asset value thereof (less any applicable contingent deferred sales charge with respect to Flag Investors Cash Reserve Prime Class B Shares) at the option of the holders thereof or at the option of the Fund in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectus under the captions "General Information" and "How to Redeem Shares."

                  The Fund offers three series of shares (each such series is referred to herein as a "Series" and collectively as the "Series"):

                           o  Prime Series
                           o  Treasury Series
                           o  Tax-Free Series

                  There are currently five classes of the Prime Series, designated as the Alex. Brown Cash Reserve Prime Shares, the Flag Investors Cash Reserve Prime Class A Shares, the Flag Investors Cash Reserve Prime Class B Shares, the Alex. Brown Cash Reserve Prime Institutional Shares and the Quality Cash Reserve Prime Shares. Flag Investors Cash Reserve Prime Class B Shares are available only through the exchange of shares of other funds in the Flag Investors family of funds and are subject to a contingent deferred sales charge as described in the Prospectus for the shares. The Quality Cash Reserve Prime Shares are offered primarily through broker-dealers that have correspondent relationships with Alex. Brown. There are currently two classes of the Treasury Series, designated as the Alex. Brown Cash Reserve Treasury Shares and the Alex. Brown Cash Reserve Treasury Institutional Shares. There are currently two classes of the Tax-Free Series, designated as the Alex. Brown Cash Reserve Tax-Free Shares and the Alex. Brown Cash Reserve Tax-Free Institutional Shares. The Institutional Shares of each Series are offered primarily to institutions. The Alex. Brown Cash Reserve Tax-Free Institutional Shares have been offered since June 2, 1997.


                  As used in the Prospectus, the term "majority of the outstanding shares" of either the Fund or a particular Series or class means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund or such Series or class present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or such Series or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Series or class.

                  Shareholders do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all classes voting together for the election of directors may elect all of the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

                  The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.


                  The Fund's Articles of Incorporation authorize the issuance of 8 billion shares, each with a par value of $.001. The Board of Directors may increase or (within limits) decrease the number of authorized shares without shareholder approval. A share of a Series represents an equal proportionate interest in such Series with each other share of that Series and is entitled to a proportionate interest in the dividends and distributions from that Series except to the extent such dividends and distributions may be affected by differences in the expenses allocated to a particular class. Additional information concerning the rights of share ownership is set forth in the Prospectus.


                  The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of that Series. The underlying assets of each Series are segregated and are charged with the expenses attributable to that Series and with a share of the general expenses of the Fund as described below under "Expenses." While the expenses of the Fund are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series. In addition, expenses of a Series that are attributable to a particular class of shares offered by that Series are allocated to that class. See "Expenses."

                  The Fund's Charter provides that the directors and officers of the Fund will not be liable to the Fund or its shareholders for any action taken by such director or officer while acting in his capacity as such, except for any liability to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Fund's Charter provides for indemnification by the Fund of the directors and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Fund's Charter also authorizes the purchase of liability insurance on behalf of the directors and officers.

                  As described in the Prospectus, the Fund will not normally hold annual shareholders' meetings. Directors may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Fund. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials.

                  Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

Directors and Officers

                  The directors and executive officers of the Fund, their dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*CHARLES W. COLE, JR., Director and Chairman of the Board (11/11/35)+
Vice Chairman, Alex. Brown Capital Advisory & Trust Company (registered investment advisor); Chairman, Investment Company Capital Corp. (registered investment advisor); Director, Provident Bankshares Corporation and Provident Bank of Maryland; Formerly, President and Chief Executive Officer, Chief Administrative Officer, and Director, First Maryland Bancorp, The First National Bank of Maryland and First Omni Bank; Director, York Bank and Trust Company.

*RICHARD T. HALE, Director and President (7/17/45)
Managing Director, Alex. Brown & Sons Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.


*TRUMAN T. SEMANS, Director  (10/27/27)
Managing Director, Alex. Brown & Sons Incorporated; Director, Investment Company Capital Corp. (registered investment advisor; formerly Vice Chairman, Alex. Brown & Sons Incorporated).


JAMES J. CUNNANE, Director  (3/11/38)
CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

--------
* Messrs. Cole, Hale and Semans are "interested persons," as defined in the 1940 Act.

JOHN F. KROEGER, Director  (8/11/24)
37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director  (11/16/32)
26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director  (7/14/32)
Duke Management Company, Erwin Square, Suite 100, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).


REBECCA W. RIMEL, Director  (4/10/51)
The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Director (4/20/36)
Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

EDWARD J. VEILLEUX, Executive Vice President  (8/26/43)
Principal, Alex. Brown & Sons Incorporated; Vice President, Armata Financial Corp. (registered broker-dealer); Executive Vice President, Investment Company Capital Corp. (registered investment advisor).

M. ELLIOTT RANDOLPH, JR., Vice President  (1/10/42)
Principal, Alex. Brown & Sons Incorporated, 1991 - Present.

PAUL D. CORBIN, Vice President  (7/24/52)
Principal, Alex. Brown & Sons Incorporated, 1991 - Present.

MONICA M. HAUSNER, Vice President  (10/26/61)
Vice President, Fixed Income Management Department, Alex. Brown & Sons Incorporated, March 1992-Present; Formerly, Assistant Vice President, First National Bank of Maryland, 1984-1992.

SCOTT J. LIOTTA, Vice President and Secretary (3/18/65)+
Manager, Fund Administration, Alex. Brown & Sons Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-
July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody) August 1991-April 1994.


--------
+    Mr. Liotta is Mr. Cole's son-in-law.

JOSEPH A. FINELLI, Treasurer  (1/24/57)
Vice President, Alex. Brown & Sons Incorporated and Vice President, Investment Company Capital Corp., (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-1995.

LAURIE D. COLLIDGE, Assistant Secretary  (1/1/66)
Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present.

                  Directors and officers of the Fund are also directors and officers of some or all of the investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates.


                  There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as Chairman of three funds, as President and director of one fund and as a director of each of the other funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a director of five other funds in the Fund Complex. Mr. Cole serves as Chairman of one Fund and as a director of seven other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as directors of each fund in the Fund Complex. Ms. Rimel serves as a director of ten funds in the Fund Complex. Mr. Randolph serves as President of two funds and as a Vice President of one fund in the Fund Complex. Mr. Corbin serves as a Vice President of one fund and as Executive Vice President of two other funds in the Fund Complex. Ms. Hausner serves as a Vice President of three funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and Vice President of each of the other funds in the Fund Complex. Mr. Liotta serves as Vice President and Secretary, Mr. Finelli serves as Treasurer and Ms. Collidge serves as Assistant Secretary of each of the funds in the Fund Complex.

                  Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and directors of the Fund who are officers or directors of Alex. Brown or ICC may be considered to have received remuneration indirectly. Each director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and from all Flag Investors/ISI Funds for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1997 Non-Interested Directors' fees attributable to the assets of the Fund totalled $241,532.

                  The following table shows aggregate compensation payable to each of the Fund's directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1997.

                               COMPENSATION TABLE


---------------------------------------------------------------------------------------------------------------------------
Name of Person,                 Aggregate Compensation from     Pension or Retirement         Total Compensation from the
Position                        the Fund Payable to Directors   Benefits Accrued as Part of   Fund and the Fund Complex
                                for the Fiscal Year Ended       Fund Expenses                 Payable to Directors for the
                                March 31, 1997                                                Fiscal Year Ended
                                                                                              March 31, 1997
---------------------------------------------------------------------------------------------------------------------------
W. James Price (1),(2)          $0                              $0                                         $0
Chairman

Richard T. Hale (1)             $0                              $0                                         $0
Vice Chairman

Truman T. Semans (1)            $0                              $0                                         $0
Director

Charles W. Cole (1),(3)         $0                             (4)                                         $0
Director

James J. Cunnane                $27,801 (5)                    (4)                                 $39,000 for service
Director                                                                                              on 12 Boards

John F. Kroeger                 $34,930 (5)                    (4)                                 $49,000 for service
Director                                                                                              on 12 Boards

Louis E. Levy                   $27,801 (5)                    (4)                                 $39,000 for service
Director                                                                                              on 12 Boards

Eugene J. McDonald              $27,801 (5)                    (4)                                 $39,000 for service
Director                                                                                              on 12 Boards

Rebecca W. Rimel                $31,763 (5)                    (4)                                 $39,000 for service
Director                                                                                              on 10 Boards (6)

Carl W. Vogt (3)                $32,232 (5)                    (4)                                 $39,000 for service
Director                                                                                              on 9 Boards (6)

Harry Woolf (2)                 $20,880 (5)                    (4)                                 $29,250 for service
Director                                                                                              on 12 Boards

(1) A director who is, or may be, an "interested person" as defined in the 1940 Act.
(2)  Retired effective December 31, 1996.
(3)  Appointed to the Board on December 18, 1996.
(4) The Fund Complex has adopted a retirement plan for eligible directors, as described below. The actuarially computed pension expense for the year ended March 31, 1997 was approximately $47,681.
(5) Of amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt, Woolf and Ms. Rimel, $27,801, $0, $19,500, $27,801, $32,232, $20,880 and $31,763
     was deferred pursuant to a Deferred Compensation Plan.
(6) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.



                  The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him or her in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him or her in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a director who retired effective December 31, 1994 and a director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996 and died on June 2, 1996 was paid fees of $8,090 under the Retirement Plan in the fiscal year ended March 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


                  Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1996 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Mr. Vogt, 1 year; and for Ms. Rimel, 1 year.


Years of Service                   Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                   -----------------------------------------------------------------
                                   Chairman of Audit Committee                     Other Participants
                                   ---------------------------                     ------------------
6 years                                            $4,900                                $3,900
7 years                                            $9,800                                $7,800
8 years                                           $14,700                                $11,700
9 years                                           $19,600                                $15,600
10 years or more                                  $24,500                                $19,500


                  Any director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


The Investment Advisor

                  Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Alex. Brown Incorporated, acts as the Fund's investment advisor pursuant to three separate Investment Advisory Agreements dated as of August 22, 1995, one relating to the Prime Series, one relating to the Treasury Series and one relating to the Tax-Free Series (the "Advisory Agreements"). ICC was organized in 1987. The terms of the Advisory Agreements are the same except to the extent specified below. Pursuant to the terms of the Advisory Agreements, ICC (a) supervises and manages the Fund's operations; (b) formulates and implements continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of each Series; (c) provides the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services; (e) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or any Series of the Fund, and whether concerning the individual issuers whose securities are included in the Fund's Series or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the portfolio of any of the Fund's Series; (f) determines which issuers and securities shall be represented in the Portfolio of any of the Fund's Series; (g) takes all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervises the operations of the Fund's transfer and dividend disbursing agent; (i) provides the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arranges, but does not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. ICC may delegate its duties under the Advisory Agreements, and has delegated certain of such duties with respect to the Tax-Free Series to PIMC as described below.

                  As compensation for its services for the Fund, ICC receives a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's aggregate average daily net assets: .30% of the first $500 million, .26% of the next $500 million, .25% of the next $500 million, .24% of the next $1 billion, .23% of the next $1 billion and .22% of that portion in excess of $3.5 billion. In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series' as well as an additional fee with respect to the Tax-Free Series, calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets and .03% of the Tax-Free Series' average daily net assets. ICC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series. The rates set forth above were approved by the Fund's Board of Directors on June 1, 1995, and by shareholders of the Prime Series, the Treasury Series and the Tax-Free Series, respectively, on August 22, 1995.


                  In the fiscal year ended March 31, 1997, ICC served as the Fund's investment advisor pursuant to three separate investment advisory agreements, each dated August 22, 1995 ("current Investment Advisory Agreements"). For this fiscal year, the aggregate fee paid by the Fund to ICC was $10,806,028. Prior to August 1, 1995, ICC served as the Fund's investment advisor pursuant to two separate Investment Advisory Agreements, one dated as of April 4, 1990 with respect to the Prime Series and the Treasury Series, and one dated as of October 5, 1990 with respect to the Tax-Free Series ("prior Investment Advisory Agreements"). Accordingly, in the fiscal year ended March 31, 1996, ICC served as the Fund's investment advisor pursuant to both current and prior Investment Advisory Agreements. For this fiscal year, the aggregate fee paid by the Fund to ICC was $7,291,008.

                  For the fiscal year ended March 31, 1995 the aggregate fees paid by the Fund to ICC (net of voluntary fee waivers of $156,200 for the Treasury Series was $4,941,395 pursuant to the prior Investment Advisory Agreements.

                  The Advisory Agreements continue in effect year to year if each such agreement is specifically approved at least annually by the Fund's Board of Directors and by a majority of the directors who are not parties to either Advisory Agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Fund or ICC may terminate any Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreements terminate automatically in the event of an "assignment," as defined in the 1940 Act. The current Investment Advisory Agreements were most recently approved by the Board of Directors in the foregoing manner on March 26, 1997.

                  ICC advises other mutual funds which, as of May 31, 1997, had net assets of approximately $5.5 billion.


                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Prime Series and the Treasury Series. (See "Transfer Agent, Custodian and Accounting Services.")

The Sub-Advisor

                  PNC Institutional Management Corporation ("PIMC") serves as a sub-advisor to the Tax- Free Series pursuant to a sub-advisory agreement between ICC and PIMC, dated as of June 1, 1991 (the "Sub-Advisory Agreement"). PIMC is a wholly owned subsidiary of PNC Bank, National Association, a national banking association ("PNC"). PIMC was organized in 1977 to perform advisory services for investment companies. PNC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia, Pennsylvania area since 1847. PNC is a wholly-owned, indirect subsidiary of PNC Bank Corp., a multi-bank holding company.

                  Pursuant to the terms of the Sub-Advisory Agreement, PIMC: (a) provides the Fund with certain executive, administrative and clerical services as deemed advisable by the Fund's Board of Directors; (b) formulates and implements continuing programs for the purchase and sale of securities for the Tax-Free Series; (c) determines which issuers and securities shall be represented in the Tax-Free Series' portfolio; and (d) takes, on behalf of such Series, all actions which appear to the Series to be necessary to carry into effect such purchase and sale programs, including for the purchase and sale of portfolio securities. Any investment program undertaken by PIMC will at all times be subject to the policies and control of the Fund's Board of Directors and the supervision of ICC. PIMC shall not be liable to the Tax-Free Series or its shareholders for any act or omission by PIMC or for any loss sustained by such Series or its shareholders except in the case of PIMC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


                  As compensation for its services under the Sub-Advisory Agreement, PIMC receives a fee from ICC, calculated daily and paid monthly, at an annual rate based upon the following levels of the aggregate average daily net assets of the Tax-Free Series: .15% of the first $250 million, .13% of the next $250 million, .11% of the next $250 million, .09% of the next $250 million,
 .075% of the next $3 billion and .06% of that portion of the aggregate average daily net assets in excess of $4 billion. If ICC voluntarily waives a portion of its fee with respect to the Tax-Free Series (see "Investment Advisor" above), PIMC has agreed to waive a portion of its fee in the same proportion and for the same time periods as ICC's waiver. Prior to November 1, 1994, PIMC served as sub-advisor to the Prime Series pursuant to a sub-advisory agreement dated as of April 1, 1992 between ICC and PIMC. As compensation for providing sub-advisory services to the Tax-Free Series for the fiscal years ended March 31, 1997 and March 31, 1996, ICC paid PIMC fees of $800,837 and $742,568, respectively. As compensation for providing sub-advisory services to the Prime Series and the Tax-Free Series, respectively, for the fiscal year ended March 31, 1995 (with respect to the Prime Series for the period from April 1, 1994 through October 30, 1994) ICC paid PIMC a fee of $1,377,476.


                  The Sub-Advisory Agreement was approved by the Fund's Board of Directors, including a majority of those directors who are not parties to such sub-advisory agreement or interested persons of any such party on March 19, 1991 and by shareholders of the Tax-Free Series on May 28, 1991. The Sub- Advisory Agreement will continue in effect from year to year if it is specifically approved at least annually by the Fund's Board of Directors and by the directors who are not parties to such sub-advisory agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Fund, ICC or PIMC may terminate the Sub-Advisory Agreement on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of an "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement was most recently approved by the Board of Directors in the foregoing manner on March 26, 1997.

Distributor

                  Alex. Brown serves as the distributor for each class of the Fund's shares pursuant to five separate Distribution Agreements (the "Distribution Agreements"), one relating to the Institutional Shares, one relating to the Tax-Free Series (except the Institutional Shares), one relating to the Quality Cash Reserve Prime Shares, one relating to the Flag Investors Cash Reserve Prime Class B Shares and one relating to the other classes of the Fund's shares. The terms of each of the Distribution Agreements are the same except to the extent specified below. Pursuant to the Distribution Agreements, Alex Brown: (a) receives orders for the purchase of the Fund's shares, accepts or rejects such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmits such orders as are accepted to the Fund's transfer agent as promptly as possible; (b) receives requests for redemption from holders of the Fund's shares and transmits such redemption requests to the Fund's transfer agent as promptly as possible; (c) responds to inquiries from the Fund's shareholders concerning the status of their accounts; and (d) takes, on behalf of the Fund, all actions which appear to the Fund's Board of Directors necessary to carry into effect the distribution of the Fund's shares. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any loss sustained by the Fund or the Fund's shareholders except in the case of Alex. Brown's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


                  As compensation for its services, Alex. Brown receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rate of .25% of the aggregate average daily net assets of all classes of the Fund, excluding net assets attributable to the Institutional Shares, the Quality Cash Reserve Prime Shares and the Flag Investors Cash Reserve Prime Class B Shares. Alex. Brown receives no compensation with respect to its services as distributor for the Institutional Shares (except to the extent that compensation to ICC may be regarded as indirect compensation to Alex. Brown) and none of Alex. Brown's compensation as distributor of the Fund's shares is allocated to the Institutional Shares. Alex. Brown receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rates of .60% of the average daily net assets of the Quality Cash Reserve Prime Shares and .75% of the average daily net assets of the Flag Investors Cash Reserve Prime Class B Shares. In addition, Alex. Brown receives a shareholder servicing fee, paid monthly, at an annual rate equal to .25% of the Flag Investors Cash Reserve Prime Class B Shares' average daily net assets. The fees set forth above were approved, as appropriate, by shareholders of the Prime Series and the Treasury Series on April 4, 1990, by shareholders of the Tax-Free Series on May 28, 1991, by the sole shareholder of the Quality Cash Reserve Prime Shares class on January 30, 1991 and by the sole shareholder of the Flag Investors Cash Reserve Prime Class B Shares class on February 27, 1995. As compensation for distribution services for the Prime and Treasury Series (except the Institutional Shares, the Quality Cash Reserve Prime Shares and the Flag Investors Cash Reserve Prime Class B Shares) for the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, Alex. Brown received from the Fund aggregate fees of $7,970,174, $6,327,179, and $4,672,018, respectively. As compensation for distribution services for the Tax-Free Series (except the Institutional Shares) for the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, Alex. Brown received from the Fund fees of $1,479,581, $1,345,261, and $838,211, respectively. As compensation for distribution services for the Quality Cash Reserve Prime Shares for the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, Alex. Brown received from the Fund fees of $986,821, $738,961, and $574,855, respectively. As compensation for the Class B Shares, Alex. Brown received $307.


                  Prior to February 28, 1995, sales of the Flag Investors Cash Reserve Prime Class A Shares were subject to a sales charge, a portion of which was paid as a commission to the Distributor. For the period from April 1, 1994 through February 27, 1995 and for the fiscal year ended March 31, 1995, Alex. Brown received commissions of $376 and $1,811, respectively from sales of such Shares. Sales of the Flag Investors Cash Reserve Prime Class B Shares are subject to a contingent deferred sales charge to be paid as a commission to the Distributor.

                  Pursuant to the Distribution Agreements, Alex. Brown may pay certain promotional and advertising expenses and, except in the case of the Institutional Shares, may compensate its investment representatives, certain registered securities dealers and banks and other financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by Alex. Brown to its investment representatives and to certain registered securities dealers are paid by Alex. Brown out of fees received by Alex. Brown from the Fund. Specifically, Alex. Brown may compensate its investment representatives and certain registered securities dealers for opening accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of Fund shareholders. Alex. Brown may also enter into shareholder processing and servicing agreements ("Shareholder Servicing Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc. and (except for the Quality Cash Reserve Prime Shares) with banks and other financial institutions who may wish to establish accounts or sub-accounts on behalf of their customers (collectively, such securities dealers, banks and financial institutions are referred to as "Shareholder Servicing Agents").

                  The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, Alex. Brown will engage banks as Shareholder Servicing Agents only to perform administrative and shareholder servicing functions. Management of the Fund believes that such laws should not preclude a bank from acting as a Shareholder Servicing Agent. However, judicial or administrative decisions or interpretations of such laws as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                  For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, its transfer agent and Alex. Brown, Alex. Brown may make payments to Shareholder Servicing Agents out of its distribution fee.

                  The fees payable to Shareholder Servicing Agents under Shareholder Servicing Agreements will be negotiated by Alex. Brown. Alex. Brown will report quarterly to the Fund's Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate will be based upon Alex. Brown's analysis of: (1) the nature, quality and scope of services being provided by the Shareholder Servicing Agent; (2) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; (3) the amount of assets being invested in shares of the Fund; and (4) the contribution being made by the Shareholder Servicing Agent toward reducing the Fund's expense ratio. The provisions of the Distribution Agreements authorizing payments by Alex. Brown for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders, payments by Alex. Brown to its investment representatives and payments by Alex. Brown and the Fund to Shareholder Servicing Agents may be deemed to constitute payments by the Fund to support distribution. Accordingly, such Distribution Agreements (except relating to the Institutional Shares which have not adopted a plan of distribution and the Flag Investors Cash Reserve Prime Class B Shares which have adopted a separate plan of distribution) constitute written plans pursuant to Rule 12b-1 under the 1940 Act. All such plans together with the plan of distribution for the Flag Investors Cash Reserve Prime Class B Shares are hereafter collectively referred to as the "Plans." Amounts allocated to Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plans with respect to shares held by or on behalf of customers of such entities.

                  The Distribution Agreements and the Plans will remain in effect from year to year provided that each agreement and Plan is specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the directors who are not parties to the Distribution Agreement or any Shareholder Servicing Agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Fund, that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Although it is a primary objective of each Plan to reduce expenses of the Fund by fostering growth in the Fund's net assets, there can be no assurance that this objective of each Plan will be achieved; however, based on the data and information presented to the Board of Directors by Alex. Brown, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Fund can be accomplished under the Plan.

                  The Distribution Agreements and Plans were most recently approved in the foregoing manner on March 26, 1997.


                  For the fiscal year ended March 31, 1997, the Fund paid $6,273,272, $1,681,441 and $1,479,581, respectively, to Alex. Brown, the Fund's distributor, pursuant to the 12b-1 plans of the Alex. Brown Cash Reserve classes of the Prime Series, Treasury Series and Tax-Free Series, respectively. Alex. Brown, in turn, paid certain distribution-related expenses including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

                  For the same period, the Fund paid $986,821 to Alex. Brown, pursuant to the 12b-1 plan of the Quality Cash Reserve Prime Shares, and $15,461 and $307 to Alex. Brown, pursuant to the 12b-1 plans of the Flag Investors Cash Reserve Prime Class A Shares and Flag Investors Cash Reserve Prime Class B Shares, respectively.


                  Each Plan will be renewed only if the directors make a similar determination prior to each renewal term. The Plans may not be amended to increase the maximum amount of payments by Alex. Brown to its investment representatives or Shareholder Servicing Agents without shareholder approval, and all material amendments to the provisions of any of the Distribution Agreements relating to the Plan must be approved by a vote of the Board of Directors and of the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.

                  When the Board of Directors of the Fund approved the Distribution Agreements, the Plans and the form of Shareholder Servicing Agreement, the Board of Directors requested and evaluated such information as it deemed reasonably necessary to make an informed determination that the agreements and Plans should be approved. The Board considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the agreements and Plans would benefit the Fund and its shareholders.

                  During the continuance of the Plans, Alex. Brown will report in writing to the Fund's Board of Directors annually the amounts and purposes of such payments for services rendered to shareholders by its registered account representatives or by securities dealers and financial institutions who have executed Shareholder Servicing Agreements.

                  The Plan relating to the Flag Investors Cash Reserve Prime Class B Shares may be terminated at any time without penalty. The Fund or Alex. Brown may terminate each of the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements terminate automatically in the event of an "assignment," as defined in the 1940 Act. The services of Alex. Brown to the Fund as Distributor are not exclusive, and it is free to render similar services to others. The Fund has agreed that, should Alex. Brown cease to have Distribution Agreements with the Fund, the Fund will cease to use the words "Alex. Brown" or any trademark or identifying logotype indicating that the Fund is distributed or administered by or otherwise connected with Alex. Brown.

                  Some of the directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


                  Alex. Brown also serves as the distributor for other mutual funds in the Flag Investors family of funds (currently: Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc.


Expenses

                  Alex. Brown and ICC furnish, without cost to the Fund, the services of the President, Secretary and one or more Vice Presidents of the Fund and such other personnel as are required for the proper conduct of the Fund's affairs and to carry out their obligations under the Distribution Agreements, the Investment Advisory Agreements and the Sub-Advisory Agreement. PIMC (for the Tax-Free Series) and ICC (for the Prime Series and the Treasury Series) maintain, at their own expense and without cost to the Fund, trading functions in order to carry out their respective obligations to place orders for the purchase and sale of portfolio securities for the Tax-Free, Prime or Treasury Series, as appropriate. Alex. Brown bears the expenses of printing and distributing prospectuses (other than those prospectuses distributed to existing shareholders of the Fund) and any other promotional or sales literature used by Alex. Brown or furnished by Alex. Brown to purchasers or dealers in connection with the public offering of the Fund's shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

                  The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of Alex. Brown and ICC; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any share transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders (prospectuses distributed to prospective shareholders are paid for by Alex. Brown); all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by Alex. Brown, ICC or PIMC.

                  Expenses which are attributable to any of the Fund's three Series are charged against the income of such Series in determining net income for dividend purposes. Expenses of the Fund which are not directly attributable to the operations of a particular Series are allocated among the Series based upon the relative net assets of each Series. Expenses attributable to a class of shares of a Series are allocated to that class.

Transfer Agent, Custodian and Accounting Services


                  PNC acts as custodian for the Fund's portfolio securities and cash. PFPC Inc. ("PFPC"), an affiliate of PNC and PIMC, provides certain accounting services for the Tax-Free Series. ICC, the Fund's investment advisor, provides accounting services for the Prime Series and the Treasury Series. In addition, ICC serves as the Fund's transfer and dividend disbursing agent. PNC, PFPC and ICC receive such compensation from the Fund (or, with respect to accounting fees, from the Tax-Free, Prime or Treasury Series, as appropriate) for services in such capacities as are agreed to from time to time by PNC, PFPC, ICC and the Fund. For the fiscal year ended March 31, 1997, PNC received custodian fees of $517,381 (including reimbursement for out-of-pocket expenses) and, with respect to the Tax-Free Series, PFPC received accounting fees (including reimbursement for out-of-pocket expenses) of $63,954, respectively.


                  As compensation for providing accounting services to the Prime Series and the Treasury Series, ICC receives an annual fee, calculated daily and paid monthly as shown below.

                                                                       Prime and Treasury Series
                  Average Net Assets                          Incremental Annual Accounting Fee Per Series
                  ------------------                          --------------------------------------------

         $                 0   -    $       10,000,000                           $13,000(fixed fee)
         $        10,000,000   -    $       20,000,000                           .100%
         $        20,000,000   -    $       30,000,000                           .080%
         $        30,000,000   -    $       40,000,000                           .060%
         $        40,000,000   -    $       50,000,000                           .050%
         $        50,000,000   -    $       60,000,000                           .040%
         $        60,000,000   -    $       70,000,000                           .030%
         $        70,000,000   -    $      100,000,000                           .020%
         $       100,000,000   -    $      500,000,000                           .015%
         $       500,000,000   -    $    1,000,000,000                           .005%
         over $1,000,000,000                                                     .001%


                  In addition, the Prime Series and the Treasury Series, as appropriate, will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's performance of accounting services for such
Series: express delivery, independent pricing and storage.


                  For the fiscal years ended March 31, 1997, March 31, 1996 and for the period from November 10, 1995 through March 31, 1995, ICC received fees of $157,854, $150,692 and $58,826, respectively, for providing accounting services to the Prime Series. For the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, ICC received fees of $126,264, $122,841, and
$90,083 respectively, for providing accounting services to the Treasury Series.

                  As compensation for providing transfer agency services, the Fund pays ICC up to $17.45 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 1997, such fees totalled $1,686,323 for Prime Series, $242,470 for Treasury Series and $163,383 for Tax-Free Series, respectively.


                  PFPC may reimburse Alex. Brown for certain shareholder servicing functions performed by Alex. Brown.

Sub-Accounting

                  The Fund and ICC have arranged for PFPC to offer sub-accounting services to Fund shareholders and maintain information with respect to underlying owners. Investors, such as financial institutions, investment counselors and brokers, who purchase shares for the account of others, can make arrangements through the Fund or ICC for these sub-accounting services.

Principal Holders of Securities


                  To Fund management's knowledge, Alex. Brown & Sons Incorporated, P.O. Box 1346, Baltimore, Maryland, 21203, owned of record 7.95% of the outstanding shares of the Tax-Free Series of the Fund, as of July 23, 1997.*

                  As of July 23, 1997, the directors and officers of the Fund as a group (16 persons) owned an aggregate of less than 1% of the Fund's shares or any class thereof.
----------
* To fund management's knowledge, Alex. Brown & Sons Incorporated beneficially owned less than 1% of any Series of the Fund, as of July 23, 1997.


Semi-Annual Reports

                  The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a schedule of investments held in the Fund's portfolios and its financial statements.

Independent Accountants


                  The annual financial statements are audited by the Fund's independent accountants. The Board of Directors has selected Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, as the Fund's independent accountants to audit the Fund's financial statements and review the Fund's federal tax returns for the fiscal year ending March 31, 1998.

                         SHARE PURCHASES AND REDEMPTIONS

Purchases and Redemptions

                  A complete description of the manner by which the Fund's Shares may be purchased or redeemed appears in the Prospectus for that class under the headings "How to Invest in the Fund" and "How to Redeem Shares." The Fund reserves the right to suspend the sale of Shares at any time.

                  The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

Net Asset Value Determination


                  The net asset value of all shares of the Treasury Series and the Tax-Free Series is determined daily as of 11:00 a.m. (Eastern time) and the net asset value of all shares of the Prime Series is determined daily as of 12:00 noon Eastern time each day that PNC and the New York Stock Exchange are open for business.

                  For the purpose of determining the price at which shares of each class of each Series are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of such Series as set forth below; (b) deducting such Series' and class' liabilities; (c) dividing the resulting amount by the number of shares outstanding of such class; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for each class of each Series.

                  The instruments held in each Series' portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold all the securities in its portfolios. During periods of declining interest rates, the daily yield for any Series computed as described under "Dividends and Taxes" below, may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value for a Series on a particular day, a prospective investor in such Series would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in such Series would receive less investment income. The converse would apply in a period of rising interest rates.

                  The valuation of the portfolio instruments based upon their amortized cost, the calculation of the per share net asset value to the nearest whole cent and the concomitant maintenance of the net asset value per share of $1.00 for each class of each Series is permitted in accordance with rules and regulations of the SEC applicable to money market funds, as amended, effective June 1, 1991, which require the Fund to adhere to certain quality, maturity and diversification conditions. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less for each Series, purchases only instruments having remaining maturities of 397 days or less and invests only in securities determined by the Board of Directors to be of high quality with minimal credit risk. The Board of

Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1.00 for each class of each Series as computed for the purpose of sales and redemptions. Such procedures include review of each Series' portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for any class of any Series deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of the relevant class or Series. In the event the Board of Directors determines that such a deviation exists for any class of any Series, it will take such corrective action as the Board of Directors deems necessary and appropriate with respect to any class of such Series, including sales of portfolio instruments prior to maturity to realize capital maturity; withholding of dividends; redemption of shares in kind; or establishment of a net asset value per share by using available market quotations.


                               DIVIDENDS AND TAXES

Dividends


                  All of the net income earned on the Prime Series, Treasury Series and the Tax-Free Series is declared daily as dividends to the respective holders of record of shares of each class of each Series. The net income of each Series for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned (including both original issue and market discount), if any, on the assets of such Series and any general income of the Fund prorated to the Series based on its relative net assets, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Series and general expenses of the Fund prorated to each such Series based on its relative net assets. Expenses attributable to a class of a Series are allocated to that class. Although realized gains and losses on the assets of each Series are reflected in the net asset value of such Series, they are not expected to be of an amount which would affect the net asset value of any Series of $1.00 per share for the purposes of purchases and redemptions. Realized gains and losses may be declared and paid yearly or more frequently. The amount of discount or premium on instruments in each portfolio is fixed at time of their purchase. See "Net Asset Value Determination" above.


                  Should the Fund incur or anticipate any unusual expense or loss or depreciation which would adversely affect the net asset value per share or net income per share of any class of a Series for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of any class of a Series was reduced, or was anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments with respect to such class or Series until the net asset value returns to $1.00. Thus, the expense or loss or depreciation might result in a shareholder (i) receiving no dividends for the period during which the shareholder held shares of such class or Series or (ii) receiving upon redemption a price per share lower than that which he paid.


                  Dividends on all classes of a Series are normally payable on the first day that a share purchase or exchange order is effective but not on the day that a redemption order is effective. Share purchases for the Treasury Series and the Tax-Free Series effected before 11:00 a.m. (Eastern Time) and Share purchases for the Prime Series effected before 12:00 noon (Eastern Time) begin to earn dividends on the same business day. Dividends are declared and reinvested monthly in the form of additional full and fractional shares of the same Series at net asset value unless the shareholder has elected to have dividends paid in cash.

Taxes

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

                  The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


         1.       Generally

                  Through payment of all or substantially all of its net investment company taxable income (generally, net investment income plus net short term capital gains) plus, in the case of the Tax-Free Series, all or substantially all of its net exempt interest income, to shareholders and by meeting certain diversification of assets and other requirements of the Code, each Series expects to qualify as a regulated investment company under Subchapter M of the Code. This will enable each Series to be relieved from payment of income taxes on that portion of its net investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. Each Series also intends to meet the distribution requirements of the Code to avoid the imposition of a 4% federal excise tax.

                  In order to qualify for tax treatment as a regulated investment company under the Code, each Series must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income and also must meet several additional requirements. Among those requirements are the following: (i) each Series must derive less than 30% of its gross income from gains from the sale or other disposition of stock or securities held for less than three months; (ii) each Series must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (iii) at the close of each quarter of each Series' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other registered investment companies and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Series' assets and that does not represent more than 10% of the outstanding voting securities of such issuer; (iv) at the close of each quarter of each Series' taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other registered investment companies) of any one issuer or of two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses.

                  Each Series' policy is to distribute to its shareholders substantially all of its investment company taxable income for each year. Such dividends generally will be taxable to shareholders as ordinary income. Dividends will be subject to taxation whether paid in the form of cash or additional shares of a Series.

                  Since all of each Series' net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporate shareholders.

                  If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction for corporate shareholders.

                  Although no Series expects to recognize any long-term capital gains, each Series' policy is to distribute substantially all of its net capital gains (the excess of net long-term capital gains over net short-term capital losses). Any such net capital gains distributions will be taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares. An ordinary income dividend or a distribution of net capital gains received after the purchase of a Series' shares reduces the net asset value of the shares by the amount of such dividend or distribution and will be subject to income taxes.

                  Generally, when establishing an account, an investor must supply a taxpayer identification number to the Series and certify that the investor is not subject to backup withholding. Failure to do so will result in the Series' having to withhold from distributions 31% of all amounts otherwise payable. Backup withholding may also apply in certain other circumstances. The amounts withheld will be credited against the shareholder's federal income tax liability, and if withholding results in an overpayment of taxes, the shareholder may obtain a refund from the Internal Revenue Service.

                  Dividends to shareholders who are non-resident individuals or entities may be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

                  The Code imposes a 4% non-deductible federal excise tax on a regulated investment company that fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of such calendar year, plus certain other amounts. Each Series intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for this excise tax.

                  Any gain or loss recognized on a sale or redemption of shares of the Series by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. Any loss recognized by a Shareholder upon the sale or redemption of shares of the Series held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the capital gain distribution.

                  Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, or local taxes.

         2.       Additional Considerations for Tax-Free Series

                  The following additional considerations relate to the Tax-Free Series. The Tax-Free Series intends to invest in sufficient Municipal Securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Tax-Free Series' dividends payable from net tax-exempt interest earned from Municipal Securities will qualify as exempt-interest dividends if, at the close of each quarter of the taxable year of the Series, at least 50% of the value of the Series' total assets consists of Municipal Securities. In addition, the Series must distribute an amount equal to at least the sum of 90% of the net exempt-interest income and 90% of the investment company taxable income earned by the Series during the taxable year.

                  Exempt-interest dividends distributed to shareholders are not includable in the shareholders' gross income for regular federal income tax purposes. However, while such interest is exempt from regular federal income tax, it may be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code and in the case of corporate shareholders, the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax will be imposed at rates of up to 28% in the case of noncorporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain Municipal Securities that are "private activity bonds" which are issued after August 7, 1986, will generally constitute an item of tax preference (and therefore potentially be subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. The Fund intends, when possible, to avoid investing in such Municipal Securities. Second, exempt-interest dividends derived from all Municipal Securities, regardless of the date of issue, or whether derived from private activity bonds, must be taken into account by corporate taxpayers in determining the amount of their "adjusted current earnings," as defined in Section 56(g) of the Code, which is used in calculating their alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

                  The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Series and will be applied uniformly to all dividends declared with respect to the Series during that year. This percentage may differ from the actual percentage for any particular day.

                  As noted, it is the present policy of the Series to invest only in securities the interest on which is exempt from federal tax. However, distributions of net investment income received by the Series from investments in debt securities other than Municipal Securities and any net realized short-term capital gains distributed by the Series will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Further, any distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses), such as gains from the sale of Municipal Securities held by the Series for more than one year, will generally constitute taxable long-term capital gains to shareholders.

                  Interest on indebtedness which is incurred or continued to purchase or carry shares of an investment company which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual, depending upon the individual's "modified adjusted gross income", which includes exempt-interest dividends. Further, the Tax-Free Series may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such persons should consult with their own tax advisors before investing in the Tax-Free Series.

                  Issuers of Municipal Securities (or the beneficiary of Municipal Securities) may have made certain representations or covenants in connection with the issuance of such Municipal Securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such Municipal Securities. Exempt-interest dividends derived from such Municipal Securities may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such Municipal Securities (or the beneficiary of such Municipal Securities) fails to comply with such covenants.

                  Receipt of exempt-interest dividends may also result in collateral federal tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to such consequences.

                                  CURRENT YIELD


                  Set forth below are the current, effective and taxable-equivalent yields, as applicable, for each class or series of the Fund's shares for the seven-day period ended March 31, 1997. The Institutional Tax-Free Shares were not offered in any period ended March 31, 1997.




Series or class                                 Current Yield    Effective Yield    Taxable-Equivalent Yield***
---------------                                 -------------    ---------------    ---------------------------

Prime Series*                                        4.82%             4.87%            N/A
Institutional Prime Shares                           5.07%             5.13%            N/A
Quality Cash Reserve Prime Shares                    4.53%             4.57%            N/A
Flag Investors Cash Reserve Prime B Shares           4.07%             4.09%            N/A
Treasury Series**                                    4.60%             4.66%            N/A
Institutional Treasury Shares                        4.85%             4.92%            N/A
Tax-Free Series**                                    2.82%             2.87%            4.09%
Institutional Tax-Free Shares                          N/A               N/A            N/A



-----------------------
* Other than the Institutional, Quality Cash Reserve Prime Shares or Flag Investors Cash Reserve Prime Class B Shares.
**   Other than the Institutional Shares.
***  Assumes a tax rate of 31%.

                  The yield for each Series of the Fund can be obtained by calling your sub-distributor or Alex. Brown at (410) 895-5995. Quotations of yield on each Series of the Fund may also appear from time to time in the financial press and in advertisements.

                  The current yields quoted will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yield for each Series or class will be computed by assuming that an account was established with a single share of a Series (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Fund may also furnish a quotation of effective yield for each Series or class that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result. In addition, the Fund may furnish a quotation of the Tax-Free Series' taxable-equivalent yield, which will be computed by dividing the tax-exempt portion of such Series' effective yield for a stated consecutive seven day period by one minus the investor's income tax rate and adding the product to the portion of the yield for the same consecutive seven day period that is not tax-exempt. The resulting yield is what the investor would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by the Tax-Free Series. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in each of the Fund's Series and each Series' or class' operating expenses. Quotations of yields will be accompanied by information concerning the average weighted maturity of the portfolio of a Series. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for either Series of the Fund with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, and (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors.


                       INVESTMENT PROGRAM AND RESTRICTIONS

                  Information concerning the Fund's investment program is discussed in the Fund's Prospectus.

                  Each Series may invest in instruments that have certain minimum ratings of either Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") as permitted by the investment objective, policies and restrictions of each such Series. See "Investment Program" in the Prospectus. Investments of commercial paper may be precluded unless a particular instrument is an "Eligible Security" as defined in Rule 2a-7 under the 1940 Act. Rule 2a-7 defines "Eligible Security" as follows:

                  (i) a security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of Short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the

         Requisite NRSROs(2) in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                  (ii)     a security:

                           (A) that at the time of issuance was a Long-term
                  security but that has a remaining maturity of 397 calendar days or less, and

                           (B) whose issuer has received from the Requisite
                  NRSROs a rating, with respect to a class of Short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                  (iii) an Unrated Security that is of comparable quality to a security meeting the requirements of paragraphs (i) or (ii) of this section, as determined by the money market fund's board of directors; provided, however, that:

                           (A) the board of directors may base its determination
                  that a Standby Commitment is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default; and


                           (B) a security that at the time of issuance was a
                  Long-term security but that has a remaining maturity of 397 calendar days or less and that is an Unrated Security(3) is not an Eligible Security if the security has a Long-term rating from any NRSRO that is not within the NRSRO's two highest categories (within which there may be sub-categories or gradations indicating relative standing).


                  The following is a description of the minimum ratings of Moody's and S&P for instruments in which each Series may invest.

--------


     2/ "Requisite NRSRO" shall mean (a) any two nationally recognized statistical rating organizations that have issued a rating with respect to a security or class of debt obligations of an issuer, or
          (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases or rolls over the security, that NRSRO. At present the NRSROs are: Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff and Phelps, Inc., Fitch Investors Services, Inc. and, with respect to certain types of securities, IBCA Limited and its affiliates, IBCA Inc. Subcategories or gradations in ratings (such as a "+" or "-") do not count as rating categories.


     3/ An "unrated security" is a security (i) issued by an issuer that does not have a current short-term rating from any NRSRO, either as to the particular security or as to any other short-term obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a rating with respect to a class of short-term debt obligations now comparable in priority and security; or (iii) a security that is rated but which is the subject of an external credit support agreement not in effect when the security was assigned its rating, provided that a security is not an unrated security if any short-term debt obligation issued by the issuer and comparable in priority and security is rated by any NRSRO.

Commercial Paper Ratings

                  Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P- 2 or P-3.

                  S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Short Term Debt Ratings

                  Moody's - State and municipal notes, as well as other short-term obligations, are assigned a Moody's Investment Grade (MIG) rating. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in evaluating bond risk may be less important over the short run.


                                      MIG 1

                  Notes bearing this designation are of the best quality. Notes are enjoying strong "protection" by established cash flows, superior liquidity support or a demonstrated broad-based access to the market for refinancing.

                                      MIG 2

                  Notes bearing this designation are of high quality. Margins of protection are ample although not as large as in the preceding group.

                  S&P - The note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will receive a note rating. Notes rated "SP-1" have a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are assigned a plus (+) designation.

Tax-Exempt Demand Ratings

                  Moody's - Issues which have demand features (i.e., variable rate demand obligations) are assigned a VMIG symbol. This symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity, and payment relying on external liquidity. The VMIG rating is modified by the numbers 1, 2 or 3. VMIG1 represents the best quality in the VMIG category, VMIG2 represents high quality, and VMIG3 represents favorable quality.

                  S&P - "dual" ratings are assigned to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are used to denote the put option (e.g., "AAA/A-1+").

Investment Restrictions

                  The most significant investment restrictions applicable to the Fund's investment program are set forth in the Prospectus under the heading "Investment Program - Investment Restrictions." Additionally, as a matter of fundamental policy which may not be changed without a majority vote of shareholders (as that term is defined in this Statement of Additional Information under the heading "General Information About the Fund"), no Series will:

                  (1) buy common stocks or voting securities or invest in companies for the purpose of exercising control or management; (2) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase agreements and then only in an amount up to 15% of the value of a Series' total assets at the time of borrowing or entering into a reverse repurchase agreement; (3) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with a Series' investment program may be deemed an underwriting; (4) invest in real estate (a Series may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein); (5) purchase oil, gas or mineral interests (a Series may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals); (6) purchase or sell commodities or commodity futures contracts, purchase securities on margin, make short sales or invest in puts or calls; or (7) acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

                  The following investment restriction may be changed by a vote of the majority of the Board of Directors of the Fund. No Series will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.


                             PORTFOLIO TRANSACTIONS


                  ICC and PIMC, for the Tax-Free Series, (the "Advisors") are responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter. During the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, the Fund incurred no brokerage commissions.


                  The Fund does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. The Fund's fundamental policies require that investments mature within one year or less, and the amortized cost method of valuing portfolio securities requires that the Fund maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Fund's net income or expenses.


                  The Advisors' primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Advisors may, at their discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund. The Advisors are of the opinion that the material received is beneficial in supplementing their research and analysis, and, therefore, may benefit the Fund by improving the quality of their investment advice. The advisory fee paid by the Fund is not reduced because the Advisors receive such services. During the fiscal years ended March 31, 1997, March 31, 1996, and March 31, 1995, the Advisors directed no transactions to dealers and paid no related commissions because of research services provided to the Fund.

                  The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1997, the Fund held a 6.47% repurchase agreement issued by Goldman Sachs & Co. valued at $109,100,000 and a 6.25% repurchase agreement issued by Morgan Stanley & Co. valued at $150,000,000.


                  The Advisors and their affiliates manage several other investment accounts, some of which may have objectives similar to that of the Fund. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Fund and such accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the Fund's three series will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                  Portfolio securities will not be purchased from or sold to or through any "affiliated person" of the Advisors, as defined in the 1940 Act. In making decisions with respect to purchase of portfolio securities for the Fund, the Advisors will not take into consideration whether a dealer or other financial institution has executed a Shareholder Servicing Agreement with Alex. Brown.

                  Provisions of the 1940 Act and rules and regulations thereunder have been construed to prohibit the Fund's purchasing securities or instruments from or through, or selling securities or instruments to or through, any holder of 5% or more of the voting securities of any investment company managed or advised by the Advisors. The Fund has obtained an order of exemption from the SEC which permits the Fund to engage in such transactions with a 5% holder, if the 5% holder is one of the 50 largest U.S. banks measured by deposits. Purchases from these 5% holders are subject to quarterly review by the Fund's Board of Directors, including those directors who are not "interested persons" of the Fund. Additionally, such purchases and sales are subject to the following conditions:

                  (1) The Fund will maintain and preserve a written copy of the internal control procedures for the monitoring of such transactions, together with a written record of any such transactions setting forth a description of the security purchased or sold, the identity of the purchaser or seller, the terms of the purchase or sale transactions and the information or materials upon which the determinations to purchase or sell each security were made;

                  (2) Each security to be purchased or sold by the Fund will be:
                  (i) consistent with the Fund's investment policies and objectives; (ii) consistent with the interests of the Fund's shareholders; and (iii) comparable in terms of quality, yield, and maturity to similar securities purchased or sold during a comparable period of time;

                  (3) The terms of each transaction will be reasonable and fair to the Fund's shareholders and will not involve overreaching on the part of any person; and

                  (4) Each commission, fee, spread or other remuneration received by a 5% holder will be reasonable and fair compared to the commission, fee, spread or other remuneration received by other brokers or dealers in connection with comparable transactions involving similar securities purchased or sold during a comparable period of time and will not exceed the limitations set forth in Section 17(e)(2) of the 1940 Act.


                              FINANCIAL STATEMENTS

                  See next page.

                        Alex. Brown Cash Reserve Fund AR



ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
    Statement of Net Assets                                       March 31, 1997

                                               Rating(a)      Par
PRIME SERIES                                S&P    Moody's   (000)         Value
------------------------------------------------------------------------------------
 Commercial Paper - 81.6%(b)

Automobiles & Trucks - 0.9%
   Toyota Motor Credit Corp.
      5.23%      5/23/97                   A-1+     P-1    $11,000      $ 10,916,901
      5.40%      6/17/97                   A-1+     P-1     14,000        13,838,300
                                                                     ---------------
                                                                          24,755,201
                                                                     ---------------

Bank - 2.6%
   Republic New York Corp.
      5.27%      4/16/97                   A-1+     P-1     20,000        19,956,083
      5.30%      4/18/97                   A-1+     P-1     30,000        29,924,917
      5.34%      7/18/97                   A-1+     P-1     25,000        24,599,500
                                                                     ---------------
                                                                          74,480,500
                                                                     ---------------

Chemicals, General - 2.3%
   E.I. duPont de Nemours and Company
      5.28%      5/20/97                   A-1+     P-1     25,000        24,820,333
      5.26%      5/22/97                   A-1+     P-1     25,000        24,813,708
      5.24%      8/6/97                    A-1+     P-1     18,710        18,364,136
                                                                     ---------------
                                                                          67,998,177
                                                                     ---------------

Computer & Office Equipment - 4.2%
   Pitney Bowes Credit Corp.
      5.30%      4/14/97                   A-1+     P-1     15,000        14,971,292
      5.23%      4/23/97                   A-1+     P-1     15,505        15,455,444
      5.28%      5/12/97                   A-1+     P-1     10,000         9,939,867
      5.36%      7/1/97                    A-1+     P-1     30,000        29,593,533
   Xerox Corp.
      5.28%      5/14/97                   A-1      P-1     10,000         9,936,933
   Xerox Credit Corp.
      5.28%      4/7/97                    A-1      P-1     10,000         9,991,200
      5.31%      5/14/97                   A-1      P-1     30,000        29,809,725
                                                                     ---------------
                                                                         119,697,994
                                                                     ---------------

Credit Unions - 2.4%
   Mid-States Corporate Federal Credit Union
      5.36%      4/16/97                   A-1+     P-1     12,900        12,871,190
   U.S. Central Credit Union
      5.30%      5/9/97                    A-1+     P-1     40,000        39,775,958
      5.31%      5/12/97                   A-1+     P-1     15,000        14,909,288
                                                                     ---------------
                                                                          67,556,436
                                                                     ---------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

                                               Rating(a)      Par
PRIME SERIES (continued)                    S&P    Moody's   (000)         Value
------------------------------------------------------------------------------------
 Commercial Paper (continued)


Electrical & Electronics - 5.0%
   Emerson Electric Co.
      5.23%      4/9/97                    A-1+     P-1    $30,000      $ 29,965,133
      5.24%      4/16/97                   A-1+     P-1     40,000        39,912,667
      5.23%      4/18/97                   A-1+     P-1     39,650        39,552,076
   Motorola Inc.
      5.23%      4/16/97                   A-1+     P-1     20,000        19,956,417
      5.21%      5/14/97                   A-1+     P-1     15,000        14,906,653
                                                                     ---------------
                                                                         144,292,946
                                                                     ---------------

Electric Utility - 3.5%
   Duke Power Co.
      5.27%      4/11/97                   A-1+     P-1     45,000        44,934,125
   Northern States Power Co.
      5.28%      4/2/97                    A-1+     P-1     30,000        29,995,600
      5.25%      5/23/97                   A-1+     P-1     26,000        25,802,833
                                                                     ---------------
                                                                         100,732,558
                                                                     ---------------
Entertainment - 1.2%
   Walt Disney Co.
      5.21%      11/19/97                  A-1      P-1     20,000        19,328,489
      5.20%      11/25/97                  A-1      P-1     15,000        14,484,333
                                                                     ---------------
                                                                          33,812,822
                                                                     ---------------

Finance, Commercial - 0.5%
   CIT Group Holdings Inc.
      5.23%      5/21/97                   A-1      P-1     15,000        14,891,042
                                                                     ---------------

Finance, Consumer - 3.4%
   USAA Capital Corp.
      5.30%      4/4/97                    A-1+     P-1     15,000        14,993,375
      5.27%      4/16/97                   A-1+     P-1     10,000         9,978,042
      5.30%      4/17/97                   A-1+     P-1     15,000        14,964,667
      5.24%      5/2/97                    A-1+     P-1     20,000        19,909,756
      5.25%      5/15/97                   A-1+     P-1     13,500        13,413,375
      5.30%      5/23/97                   A-1+     P-1     25,000        24,808,610
                                                                     ---------------
                                                                          98,067,825
                                                                     ---------------

Finance, Diversified - 3.5%
   General Electric Capital Corp.
      5.62%      4/25/97                   A-1+     P-1     10,100        10,062,159
      5.33%      5/23/97                   A-1+     P-1     15,000        14,884,083
      5.35%      5/23/97                   A-1+     P-1     25,665        25,466,975
      5.35%      5/30/97                   A-1+     P-1     15,000        14,868,479
      5.34%      7/2/97                    A-1+     P-1     10,000         9,863,533

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                               Rating(a)      Par
PRIME SERIES (continued)                    S&P    Moody's   (000)         Value
------------------------------------------------------------------------------------
 Commercial Paper (continued)

Finance, Diversified (concluded)
   General Electric Capital Corp. (concluded)
      5.31%      7/28/97                   A-1+     P-1    $15,000      $ 14,738,925
      5.33%      7/31/97                   A-1+     P-1     10,000         9,820,853
                                                                     ---------------
                                                                          99,705,007
                                                                     ---------------

Food - 11.4%
   Campbell Soup Co.
      5.30%      4/7/97                    A-1+     P-1     15,000        14,986,750
      5.29%      4/9/97                    A-1+     P-1     15,000        14,982,367
      5.25%      4/10/97                   A-1+     P-1     25,000        24,967,188
      5.35%      6/25/97                   A-1+     P-1     15,000        14,810,521
      5.37%      7/9/97                    A-1+     P-1     25,000        24,630,813
      5.25%      8/22/97                   A-1+     P-1     15,000        14,687,188
      5.42%      10/8/97                   A-1+     P-1     10,000         9,713,944
   Cargill, Inc.
      5.32%      4/7/97                    A-1+     P-1     15,000        14,986,700
      5.28%      4/8/97                    A-1+     P-1     20,000        19,979,467
      5.32%      4/18/97                   A-1+     P-1     10,000         9,974,878
      5.34%      5/16/97                   A-1+     P-1     19,200        19,071,840
      5.40%      10/7/97                   A-1+     P-1     15,000        14,574,750
   Heinz (H.J.) Company
      5.27%      4/1/97                    A-1      P-1      5,000         5,000,000
   Hershey Foods
      5.27%      4/8/97                    A-1+     P-1     18,500        18,481,043
      5.25%      4/11/97                   A-1+     P-1     20,000        19,970,833
      5.25%      4/25/97                   A-1+     P-1     50,000        49,825,000
   Kellogg Company
      5.28%      4/2/97                    A-1+     P-1      9,540         9,538,601
      5.24%      4/11/97                   A-1+     P-1     18,000        17,973,800
      5.28%      4/18/97                   A-1+     P-1      8,000         7,980,052
                                                                     ---------------
                                                                         326,135,735
                                                                     ---------------

Household Products - 2.9%
   Clorox Company
      5.50%      4/4/97                    A-1+     P-1     20,000        19,990,833
      5.30%      4/16/97                   A-1+     P-1     25,000        24,944,792
      5.57%      4/29/97                   A-1+     P-1     20,000        19,913,356
   Procter & Gamble Co.
      5.45%      4/11/97                   A-1      P-1     18,000        17,972,750
                                                                     ---------------
                                                                          82,821,731
                                                                     ---------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

                                               Rating(a)      Par
PRIME SERIES (continued)                    S&P    Moody's   (000)         Value
------------------------------------------------------------------------------------
 Commercial Paper (continued)

Insurance, Property & Casualty - 5.8%
   A.I. Credit Corporation
      5.28%      6/10/97                   A-1+     P-1    $15,000      $ 14,846,000
      5.23%      6/20/97                   A-1+     P-1     20,000        19,767,556
   AIG Funding Inc.
      5.27%      4/7/97                    A-1+     P-1     23,165        23,144,653
   Chubb Capital Corp.
      5.24%      4/7/97                    A-1+     P-1     30,000        29,973,700
   Marsh & McClennan Companies Inc.
      5.35%      5/6/97                    A-1+     P-1     15,000        14,921,979
      5.26%      6/3/97                    A-1+     P-1     20,000        19,815,900
      5.35%      7/3/97                    A-1+     P-1     15,000        14,792,688
      5.37%      10/3/97                   A-1+     P-1     30,000        29,171,352
                                                                     ---------------
                                                                         166,433,828
                                                                     ---------------

Integrated Oil - 1.6%
   Amoco Co.
      5.20%      4/10/97                   A-1+     P-1     20,000        19,974,000
      5.32%      6/5/97                    A-1+     P-1     25,000        24,759,861
                                                                     ---------------
                                                                          44,733,861
                                                                     ---------------

Machinery & Tools - 2.9%
   Dover Corporation
      5.30%      4/4/97                    A-1+    --       18,500        18,491,829
      5.25%      4/7/97                    A-1+    --       28,000        27,975,325
   Illinois Tool Works
      5.36%      4/29/97                   A-1+     P-1     13,000        12,945,804
   Snap-On Incorporated
      5.55%      5/5/97                    A-1+     P-1     25,000        24,868,959
                                                                     ---------------
                                                                          84,281,917
                                                                     ---------------

Oil Transportation - 1.9%
   Colonial Pipeline
      5.25%      5/19/97                   A-1+     P-1     12,100        12,015,300
      5.35%      6/17/97                   A-1+     P-1      7,200         7,117,610
      5.32%      8/6/97                    A-1+     P-1     17,300        16,975,317
      5.32%      8/14/97                   A-1+     P-1     10,000         9,800,500
      5.28%      8/18/97                   A-1+     P-1     10,000         9,796,134
                                                                     ---------------
                                                                          55,704,861
                                                                     ---------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                               Rating(a)      Par
PRIME SERIES (continued)                    S&P    Moody's   (000)         Value
------------------------------------------------------------------------------------
 Commercial Paper (continued)

Paper - 1.2%
   Minnesota Mining & Manufacturing Co.
      5.26%      4/7/97                    A-1+     P-1    $15,000      $ 14,986,850
      5.27%      5/7/97                    A-1+     P-1      9,000         8,952,570
   Weyerhaeuser Co.
      5.29%      5/7/97                    A-1      P-1     10,000         9,947,101
                                                                     ---------------
                                                                          33,886,521
                                                                     ---------------

Pharmaceuticals - 9.1%
   Eli Lilly & Co.
      5.28%      7/14/97                   A-1+     P-1     15,000        14,771,200
      5.33%      7/15/97                   A-1+     P-1     10,000         9,844,542
   Pfizer Inc.
      5.27%      4/4/97                    A-1+     P-1     37,400        37,383,575
   Schering-Plough Corp.
      5.26%      4/22/97                   A-1+     P-1      7,850         7,825,914
      5.27%      4/29/97                   A-1+     P-1     26,100        25,992,831
      5.27%      5/13/97                   A-1+     P-1     26,050        25,889,719
      5.22%      5/20/97                   A-1+     P-1     15,000        14,893,425
      5.30%      6/24/97                   A-1+     P-1     14,950        14,765,118
      5.31%      7/22/97                   A-1+     P-1     15,000        14,752,200
   Warner-Lambert Co.
      5.31%      4/15/97                   A-1+     P-1     13,500        13,472,123
      5.30%      4/30/97                   A-1+     P-1     16,100        16,031,262
      5.34%      5/20/97                   A-1+     P-1     20,000        19,854,633
      5.29%      5/29/97                   A-1+     P-1     15,000        14,872,158
      5.20%      6/20/97                   A-1+     P-1     15,000        14,826,667
      5.22%      8/14/97                   A-1+     P-1     15,400        15,098,544
                                                                     ---------------
                                                                         260,273,911
                                                                     ---------------

Publishing - 1.2%
   Dow Jones & Co., Inc.
      5.30%      4/22/97                   A-1+     P-1      8,300         8,274,339
   Gannett Co., Inc.
      5.28%      4/24/97                   A-1      P-1     27,000        26,908,920
                                                                     ---------------
                                                                          35,183,259
                                                                     ---------------

Structured Finance - 6.8% CIESCO, L.P.
      5.28%      4/11/97                   A-1+     P-1     15,000        14,978,000
      5.30%      4/21/97                   A-1+     P-1     10,000         9,970,556
      5.32%      4/22/97                   A-1+     P-1     19,850        19,788,399
      5.33%      4/25/97                   A-1+     P-1     25,000        24,911,167
      5.26%      5/8/97                    A-1+     P-1     15,000        14,918,908
      5.27%      5/14/97                   A-1+     P-1     20,000        19,874,106

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

                                               Rating(a)      Par
PRIME SERIES (continued)                    S&P    Moody's   (000)         Value
------------------------------------------------------------------------------------
 Commercial Paper (concluded)
Structured Finance (concluded)
   Corporate Asset Funding Company, Inc.
      5.32%      4/10/97                   A-1+     P-1    $15,000      $ 14,980,050
      5.25%      4/16/97                   A-1+     P-1     30,000        29,934,375
      5.30%      4/22/97                   A-1+     P-1     30,000        29,907,250
      5.55%      5/13/97                   A-1+     P-1     15,000        14,902,874
                                                                     ---------------
                                                                         194,165,685
                                                                     ---------------

Telephone - 7.3%
   Ameritech Capital Funding Corp.
      5.33%      4/7/97                    A-1+     P-1     15,000        14,986,675
      5.28%      4/14/97                   A-1+     P-1     25,000        24,952,333
      5.31%      4/28/97                   A-1+     P-1     15,000        14,940,263
      5.30%      5/13/97                   A-1+     P-1     20,000        19,876,333
      5.54%      6/27/97                   A-1+     P-1     20,000        19,732,233
   AT&T Corp.
      5.37%      8/14/97                   A-1+     P-1     20,000        19,597,250
   Bell Atlantic Network Funding Corp.
      5.65%      4/22/97                   A-1+     P-1      9,000         8,970,338
   BellSouth Capital Funding Corp.
      5.28%      5/6/97                    A-1+     P-1     15,000        14,923,000
      5.27%      5/12/97                   A-1+     P-1     25,000        24,849,951
   Southwestern Bell Telephone Co.
      5.28%      4/7/97                    A-1+     P-1     12,000        11,989,440
      5.27%      4/10/97                   A-1+     P-1     20,900        20,872,464
      5.25%      5/29/97                   A-1+     P-1     15,000        14,873,127
                                                                     ---------------
                                                                         210,563,407
                                                                     ---------------
   Total Commercial Paper                                              2,340,175,224
                                                                     ---------------

 Medium-Term Note - 0.7%

   E.I. duPont de Nemours and Company
      5.59%      10/8/97                   A-1+     P-1      9,500         9,497,964
   Eli Lilly & Co.
      6.20%      11/6/97                   A-1+     P-1     10,000        10,023,322
                                                                     ---------------
   Total Medium-Term Note                                                 19,521,286
                                                                     ---------------

 Variable Rate Note - 4.4%

   Associates Corporation Master Note
      5.23%(c)     6/1/97                  A-1+     P-1     75,000        75,000,000
   Coca-Cola Company Master Note
      5.25%(c)     6/26/97                 A-1+     P-1     50,000        50,000,000
                                                                     ---------------
   Total Variable Rate Note                                              125,000,000
                                                                     ---------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                               Rating(a)      Par
PRIME SERIES (continued)                    S&P    Moody's   (000)         Value
------------------------------------------------------------------------------------
 Federal Home Loan Bank - 1.7%

   FHLB
      5.23%      7/7/97                    AAA     --      $ 9,500     $  9,366,127
      5.10%      8/13/97                   AAA     --       15,000       14,715,250
      5.46%      12/12/97                  AAA     --       15,000       14,995,972
      5.81%      1/23/98                   AAA     --       10,000       10,000,000
                                                                     ---------------
   Total Federal Home Loan Bank                                          49,077,349
                                                                     ---------------

 Federal National Mortgage Association - 2.7%

   FNMA
   Discount Note
      5.28%      4/8/97                   --        P-1     15,000       14,984,600
      5.33%      9/5/97                   --        P-1     11,710       11,437,804
   Note
      5.43%      6/19/97                  --        P-1     20,000       20,000,000
      5.39%      7/17/97                  --        P-1     15,000       15,000,000
      5.50%      9/11/97                  --        P-1     15,000       15,000,000
                                                                     ---------------
   Total Federal National Mortgage Association                           76,422,404
                                                                     ---------------

 Repurchase Agreements - 9.0%(d)

   Goldman Sachs
      6.47%(e)   4/1/97                   --       --      109,100      109,100,000
   Morgan Stanley & Co.
      6.25%(f)   4/1/97                   --       --      150,000      150,000,000
                                                                     ---------------
   Total Repurchase Agreements                                          259,100,000
                                                                     ---------------

TOTAL INVESTMENTS - 100.1%                                            2,869,296,263(g)
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.1%)                      (1,832,649)
                                                                     ---------------
NET ASSETS - 100.0%                                                  $2,867,463,614
                                                                     ===============

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

Prime Series (concluded)                                                  Value
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per:
   Prime Share
      ($2,545,532,365 / 2,545,523,885 shares outstanding)               $1.00
                                                                        =====
   Flag Investors Class A Share
      ($6,521,574 / 6,521,538 shares outstanding)                       $1.00
                                                                        =====
   Flag Investors Class B Share
      ($227,098 / 227,098 shares outstanding)                           $1.00
                                                                        =====
   Prime Institutional Share
      ($117,812,047 / 117,811,768 shares outstanding)                   $1.00
                                                                        =====
   Quality Cash Reserve Prime Share
      ($197,370,530 / 197,369,848 shares outstanding)                   $1.00
                                                                        =====



---------------
(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are not covered by the Independent Accountant's Report.
(b) Most commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at time of purchase by the Fund.
(c) Master note is payable upon demand by the Fund upon no more than five days' notice. Interest rates on master notes are redetermined weekly. Rates shown are the rates in effect on March 31, 1997.
(d) Collateral on repurchase agreements is taken into possession by the broker's custodial bank upon entering into the repurchase agreement. The collateral is marked to market daily to insure market value as being as least 102 percent of the resale price of the repurchase agreement.
(e) Dated 3/31/97, to be repurchased on 4/1/97, collateralized by U.S. Treasury Notes with a market value of $111,282,862.
(f) Dated 3/31/97, to be repurchased on 4/1/97, collateralized by U.S. Treasury Notes with a market value of $153,006,303.
(g) Aggregate cost for financial reporting and federal tax purposes.

MOODY'S RATINGS:
   Aaa Bonds that are judged to be of the best quality.
   P-1 Commercial paper bearing this designation is of the best quality.

S&P RATINGS:
   AAA  Obligations that are of the highest quality.
   A-1 Commercial paper that has a strong degree of safety regarding timely payment. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.

         A detailed description of the above ratings can be found in the Fund's Statement of Additional Information.

                       See Notes to Financial Statements

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                             Maturity        Par
TREASURY SERIES                                Date         (000)          Value
-----------------------------------------------------------------------------------
 U.S. Treasury Securities - 99.5%

   U.S. Treasury Bills(a) - 77.7%
      5.010%                                  4/3/97      $ 14,600     $ 14,595,936
      5.030%                                  4/3/97         9,300        9,297,401
      5.060%                                  4/3/97         6,100        6,098,283
      5.010%                                 4/10/97        16,000       15,979,960
      5.000%                                 4/17/97        22,300       22,250,395
      5.110%                                 4/17/97        35,000       34,920,511
      5.140%                                 4/17/97        25,000       24,942,889
      5.140%                                 4/17/97         2,000        1,995,431
      5.180%                                 4/17/97         2,700        2,693,784
      5.280%                                 4/17/97         4,600        4,589,205
      4.990%                                 4/24/97         3,400        3,389,161
      5.010%                                 4/24/97        27,400       27,312,297
      5.140%                                 4/24/97         1,500        1,495,074
      5.000%                                  5/1/97        37,300       37,144,428
      5.030%                                  5/1/97         9,800        9,758,881
      4.940%                                 5/15/97        40,000       39,758,489
      5.010%                                 5/15/97         9,500        9,441,828
      5.030%                                 5/15/97         7,200        7,155,692
      4.940%                                 5/22/97        22,500       22,342,538
      5.015%                                 5/22/97         7,000        6,950,268
      5.020%                                 5/22/97        23,500       23,332,876
      4.940%                                 5/29/97        18,400       18,253,408
      5.040%                                 5/29/97        21,000       20,829,480
      5.050%                                 5/29/97        18,000       17,853,550
      5.200%                                 5/29/97        50,000       49,581,111
      5.040%                                  6/5/97         2,800        2,774,495
      5.050%                                  6/5/97        54,500       54,002,574
      4.930%                                 6/12/97        15,000       14,852,100
      5.030%                                 6/12/97         3,700        3,662,778
      5.090%                                 6/12/97        23,000       22,765,860
      5.150%                                 6/26/97        25,000       24,692,431
      5.170%                                 6/26/97        14,100       13,925,857
      5.200%                                 6/26/97         2,200        2,172,671
      5.110%                                 7/24/97         3,000        2,951,455
      5.160%                                 7/24/97         1,200        1,180,392
                                                                       ------------
      Total U.S. Treasury Bills                                         574,943,489
                                                                       ------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

                                             Maturity        Par
TREASURY SERIES (concluded)                    Date         (000)          Value
-----------------------------------------------------------------------------------
U.S. Treasury Securities (concluded)

   U.S. Treasury Notes - 21.8%
      8.500%                                 4/15/97      $ 35,000     $ 35,042,568
      6.500%                                 4/30/97        25,000       25,020,768
      6.875%                                 4/30/97        20,000       20,025,202
      6.500%                                 5/15/97        20,000       20,025,208
      6.500%                                 5/15/97        15,000       15,023,683
      5.625%                                 6/30/97        21,400       21,414,159
      5.500%                                 7/31/97         9,700        9,700,000
      5.750%                                 9/30/97        15,000       15,016,966
                                                                       ------------
      Total U.S. Treasury Notes                                         161,268,554
                                                                       ------------
TOTAL INVESTMENTS IN U.S. TREASURY SECURITIES - 99.5%                   736,212,043(b)
OTHER ASSETS LESS LIABILITIES, NET - 0.5%                                 3,441,530
                                                                       ------------
NET ASSETS - 100.0%                                                    $739,653,573
                                                                       ============
Net Asset Value, Offering and Redemption Price Per:
   Treasury Share
      ($678,444,803 / 678,391,386 shares outstanding)                         $1.00
                                                                              =====
   Treasury Institutional Share
      ($61,208,770 / 61,199,346 shares outstanding)                           $1.00
                                                                              =====

(a) U.S. Treasury bills are traded on a discount basis. In such cases, the interest rate shown represents the yield at the date of purchase.

(b) Aggregate cost for financial reporting and federal tax purposes.

                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES                             S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
 Alabama -- 0.8%
   The Port City Medical Clinic Board of
      Mobile (Mobile Infirmary Association)
      (Rabo Bank Nederland LOC)
         3.55%  5/12/97(b)                 A-1+     VMIG-1    $ 5,100    $ 5,100,000
                                                                        ------------

 Arkansas -- 1.3%
   Arkansas State Development Authority
      Health Care Facility (Sisters of Mercy)
      (ABN-Amro Bank N.V. LOC)
         3.45%  4/7/97(c)                  A-1+     VMIG-1      8,100      8,100,000
                                                                        ------------

 Colorado -- 3.0%
   Colorado Health Facilities Authority RB
      (Sisters of Charity Health Care System)
      (Toronto Dominion LOC)
         3.45%  4/7/97(c)                  A-1+     VMIG-1      4,300      4,300,000
   Colorado State General Fund TAN
         4.50%  6/27/97(b)                 SP-1+    MIG-1      15,000     15,023,285
                                                                        ------------
                                                                          19,323,285
                                                                        ------------

 Georgia -- 11.2%
   Burke County PCR (Oglethorpe Power
      Company) (AMBAC Insurance)
         3.60%  12/1/97(b)                --        --          6,000      6,000,000
   Clayton County Housing Authority,
      Multi-Family Housing Refunding RB
      (Chateau Forest Apartments Project)
      (FGIC Insurance)
         3.40%  4/7/97(c)                  A-1+     VMIG-1     10,300     10,300,000
   Cobb County Housing Authority,
      Multi-Family Housing RB
      (Mill Bridge Project) (FNMA LOC)
         3.45%  4/7/97(c)                  A-1+    --          12,450     12,450,000
   Cobb County Housing Authority RB
      (Post Bridge Project), Series 1995
      (FNMA LOC)
         3.45%  4/7/97(c)                  A-1+    --          12,380     12,380,000
   Dekalb County Housing Authority,
      Multi-Family Housing (Post Ashford
      Project) (FNMA LOC)
         3.45%  4/7/97(c)                  A-1+    --           7,895      7,895,000
   Georgia Municipal Association Pooled
      Bonds (MBIA Insurance)
         3.40%  4/7/97(c)                  A-1+     VMIG-1      5,600      5,600,000

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
 Georgia (continued)
   Roswell Housing Authority, Multi-Family
      Housing RB (Post Canyon Project)
      (FNMA LOC)
         3.45%  4/7/97(c)                  A-1+    --         $ 5,500    $ 5,500,000
   Smyrna Housing Authority RB
      (Post Valley Project), Series 1995
      (FNMA LOC)
         3.45%  4/7/97(c)                  A-1+    --          12,600     12,600,000
                                                                        ------------
                                                                          72,725,000
                                                                        ------------

 Idaho -- 2.6%
   Idaho State TAN
         4.50%  6/30/97(b)                 SP-1+    MIG-1      17,000     17,024,193
                                                                        ------------

 Illinois -- 13.2%

   Illinois Development Finance Authority
      PCR (Commonwealth Edison Co.
      Project), Series 94C (ABN-Amro Bank
      N.V. LOC)
         3.45%  4/7/97(c)                  A-1+     P-1         7,700      7,700,000
   Illinois Development Finance Authority
      RB (Chicago Symphony Orchestra
      Project) (Northern Trust LOC)
         3.50%  4/7/97(c)                  A-1      VMIG-1     11,300     11,300,000
   Illinois Education Facilities Authority
      Adjustable Demand RB (John F.
      Kennedy Health Care Foundation)
      (Harris Trust & Savings Bank LOC)
         3.50%  5/14/97(b)                 A-1+      --         12,800    12,800,000
   Illinois Education Facilities Authority,
      Commercial Paper Notes Pooled
      Finance (Northern Trust LOC)
         3.55%  8/14/97(b)                 A-1+     VMIG-1      7,000      7,000,000
   Illinois Health Facilities Authority
      (Evanston Hospital Corp.),
      Series 1996
         3.95%  8/15/97(b)                 A-1+     VMIG-1      5,000      5,000,000
   Illinois Health Facilities Authority
      (Gottlieb Health Resource, Inc.)
      (Harris Trust & Savings Bank LOC)
         3.50%  4/7/97(c)                 --        VMIG-1     10,600     10,600,000

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
 Illinois (continued)
   Illinois Health Facilities Authority,
      Variable Rate Adjustable Demand RB
      (Evanston Hospital Corp.)
         3.85%  10/15/97(b)                A-1+     VMIG-1    $10,000    $10,000,000
   Illinois Health Facilities Authority,
      Variable Rate Adjustable Demand RB
      (Evanston Hospital Corp.)
         3.85%  10/15/97(b)                A-1+     VMIG-1      3,000      3,000,000
   Illinois Health Facilities Authority,
      Variable Rate Demand RB, Revolving
      Fund Pooled Financing Program
      (The University of Chicago Project)
         3.55%  7/2/97(b)                  A-1+     VMIG-1     16,400     16,400,000
   Illinois State Toll Highway Authority,
      Toll Highway Priority, Series B
      (Societe Generale LOC)
         3.35%  4/7/97(c)                  A-1+     VMIG-1      1,400      1,400,000
                                                                        ------------
                                                                          85,200,000
                                                                        ------------

 Indiana -- 3.6%
   Evansville Hospital Authority, Hospital
      Revenue (Daughters of Charity,
      St. Mary's Medical Center)
         3.45%  4/7/97(c)                  A-1+     VMIG-1      7,800      7,800,000
   Petersburg PCR (Indianapolis Power &
      Light Co.) (AMBAC Insurance)
         3.45%  4/7/97(c)                  --       VMIG-1      4,100      4,100,000
   Petersburg PCR Refunding RB
      (Indianapolis Power & Light Co.)
         3.50%  5/8/97(b)                  A-1+     VMIG-1      7,500      7,500,000
   Purdue University, Trustees of
      Student Fee Bonds
         3.45%  4/7/97(c)                  A-1+     VMIG-1      3,600      3,600,000
                                                                        ------------
                                                                          23,000,000
                                                                        ------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
Iowa -- 1.0%
   Iowa Finance Authority Health Care
      Facility RB (Catholic Health Corp.-A)
      (Toronto Dominion LOC)
         3.35%  4/7/97(c)                  A-1+     --        $ 4,100    $ 4,100,000
   Iowa Finance Authority Small Business
      Development RB, Multi-Family
      Housing Associates (Rabo Bank
      Nederland LOC)
         3.15%  4/7/97(c)                 --        VMIG-1      2,300      2,300,000
                                                                        ------------
                                                                           6,400,000
                                                                        ------------

 Louisiana -- 5.0%
   East Baton Rouge Parish (Georgia-Pacific
      Corp.) PCR (Toronto Dominion LOC)
         3.45%  4/7/97(c)                  P-1      --          2,700      2,700,000
   Louisiana Public Facilities Authority
      College and Equipment, Series A
      (Societe Generale LOC)
         3.40%  4/7/97(c)                  A-1+      VMIG-1    10,400     10,400,000

   Plaquemines Port, Harbor and Terminal
      District, Marine Terminal Facilities
      Refunding RB (Junior) (Electro-Coal
      Transfer Corporation Project)
         3.45%  6/18/97(b)                 P-1      --          7,000      7,000,000
   Plaquemines Port, Harbor and Terminal
      District, Marine Terminal Facilities
      Refunding RB (Electro-Coal Transfer
      Corporation Project)
         3.45%  6/18/97(b)                 P-1      --          6,325      6,325,000
   St. Charles Parish PCR (Shell Oil
      Company Project)
         3.35%  4/7/97(c)                  A-1+      P-1        6,050      6,050,000
                                                                        ------------
                                                                          32,475,000
                                                                        ------------

 Maryland -- 7.5%
   Howard County Consolidated
      Public Improvement TECP BAN
         3.40%  4/24/97(b)                 A-1+     P-1        28,200     28,200,000
   Maryland Health & Higher Education
      Facility Authority (Daughters of
      Charity, National Health System)
         3.45%  4/7/97(c)                  A-1+     VMIG-1      5,200      5,200,000

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
 Maryland (continued)
   Maryland Health & Higher Education
      Facility Authority (Daughters of
      Charity, National Health System)
         3.45%  4/7/97(c)                  --       VMIG-1    $10,800    $10,800,000
   Washington Suburban Sanitary District,
      Montgomery, Prince George's
      Counties GO BAN
         3.40%  4/7/97(c)                  A-1+     VMIG-1      4,300      4,300,000
                                                                        ------------
                                                                          48,500,000
                                                                        ------------

 Michigan -- 1.7%
   Grand Rapids Water Supply
      (Societe Generale LOC)
         3.30%  4/7/97(c)                  --       VMIG-1      3,000      3,000,000
   Michigan State Job Development
      Authority Revenue (Gordon Food
      Service Project) (Rabo Bank
      Nederland LOC)
         3.40%  4/7/97(c)                 --        VMIG-1      7,790      7,790,000
                                                                        ------------
                                                                          10,790,000
                                                                        ------------

 Minnesota -- 2.4%
   Becker PCR RB (Junior) (Northern
      States Power-Sherbourne Generating
      Station Unit 3 Project)
         3.55%  5/1/97(b)                  A-1+     P-1         3,000      3,000,000
   Duluth Tax Increment RB
      (Lake Superior Paper Industries
      Project) (National Australia LOC)
         3.45%  4/7/97(c)                  A-1+     VMIG-1      8,700      8,700,000
   Minnesota State RAN
      (AMBAC Insurance)
         5.00%  6/30/97(b)                 AAA      Aaa         4,000      4,014,245
                                                                        ------------
                                                                          15,714,245
                                                                        ------------

 Missouri -- 5.3%
   Missouri Health and Educational Facilities
      Authority, Christian Health Services,
      Series A (Morgan Guaranty LOC)
         3.30%  4/7/97(c)                  A-1+    --           4,000      4,000,000
   Missouri Health and Educational Facilities
      Authority, Health Facility RB
      (Sisters of Mercy)
         3.45%  4/7/97(c)                  A-1+     VMIG-1      8,000      8,000,000

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
 Missouri (continued)
   Missouri Health and Educational Facilities
      Authority RB (SSM Health Care
      Obligated Group) (Morgan
      Guaranty LOC)
         3.55%  5/1/97(b)                  --       VMIG-1    $ 1,700    $ 1,700,000
   Missouri Health and Educational Facilities
      Authority (Sisters of Mercy)
         3.45%  4/7/97(c)                  A-1+     VMIG-1      7,000      7,000,000
   Missouri Health and Educational Facilities
      Authority (Washington University),
      Series 1984
         3.45%  4/7/97(c)                  A-1+     VMIG-1     13,300     13,300,000
                                                                        ------------
                                                                          34,000,000
                                                                        ------------

 New Jersey -- 1.9%
   Economic Development Authority
      PCR Refunding RB (Public
      Service Electric & Gas Co. Project)
      (Swiss Bank LOC)
         3.10%  4/7/97(c)                  A-1+     VMIG-1      3,300      3,300,000
   Gloucester County PCR Refunding RB
      (Mobil Oil Refining Corporation
      Project)
         3.10%  4/7/97(c)                  A-1+     VMIG-1        600        600,000
   Mercer County Improvement Pooled
      Government Loan Program (Credit
      Suisse LOC)
         3.15%  4/7/97(c)                  A-1+     VMIG-1      1,600      1,600,000
   Salem County Industrial PCR Floating
      Rate Bond (E.I. duPont de Nemours
      and Company Project)
         3.55%  4/7/97(c)                  A-1+     VMIG-1      6,500      6,500,000
                                                                        ------------
                                                                          12,000,000
                                                                        ------------

 New York -- 2.4%
   New York Local Government Assistance
      Variable Rate Bonds (Toronto
      Dominion LOC)
         3.35%  4/7/97(c)                  A-1+     VMIG-1     15,100     15,100,000
   Triborough Bridge and Tunnel Authority
      (FGIC Insurance)
         3.45%  4/7/97(c)                  A-1+     VMIG-1        600        600,000
                                                                        ------------
                                                                          15,700,000
                                                                        ------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
 North Carolina -- 0.5%
   North Carolina Education Facility
      Agency (Duke University)
         3.35%  4/7/97(c)                  A-1+     VMIG-1    $ 3,200    $ 3,200,000
                                                                        ------------

 Ohio -- 0.3%

Clermont County Health Facilities
Authority RB (Mercy Health System
Project) (Credit Suisse LOC)
   3.45%  4/7/97(c)                       --        VMIG-1      2,000      2,000,000
                                                                        ------------

 Oklahoma -- 2.0%
   Oklahoma Industries Authority Hospital
      RB (St. Anthony Parking Garage B)
      (Morgan Guaranty LOC)
         3.60%  6/2/97(b)                  --       VMIG-1      2,365      2,365,000
   Oklahoma Industries Authority Medical
      Practice Facility RB (SSM Health Care
      Obligated Group) (St. Anthony
      Physicians Building Project)
      (Morgan Guaranty LOC)
         3.60%  6/2/97(b)                 --        VMIG-1      5,560      5,560,000
   Oklahoma Water Resources Board State
      Loan Program RB (Swiss Bank LOC)
         3.50%  9/2/97(b)                  A-1+     --          5,000      5,000,000
                                                                        ------------
                                                                          12,925,000
                                                                        ------------

 Pennsylvania -- 3.7%
   Beaver County IDA PCR Refunding RB
      (Atlantic Richfield Company Project)
         3.45%  4/7/97(c)                  A-1      P-1        12,000     12,000,000
   Delaware County IDA Variable Rate
      Demand Solid Waste Revenue
      (Scott Paper Company)
         3.45%  4/7/97(c)                  A-1+     P-1         7,000      7,000,000
   Pennsylvania State TAN
         4.50%  6/30/97(b)                 SP-1+    MIG-1       5,000      5,008,965
                                                                        ------------
                                                                          24,008,965
                                                                        ------------

 Puerto Rico -- 0.2%
   Puerto Rico Government Development
      Bank Adjustable Refunding Bonds
      (Credit Suisse LOC)
         3.10%  4/7/97(c)                  A-1+     VMIG-1      1,600      1,600,000
                                                                        ------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
   Tennessee -- 2.6%
   Metropolitan Nashville Airport Authority,
      Airport Improvement Refunding RB
      (Societe Generale LOC)
         3.45%  4/7/97(c)                  A-1+     VMIG-1    $11,900    $11,900,000
   Tennessee GO BAN
         3.45%  4/7/97(c)                  A-1+     P-1         5,000      5,000,000
                                                                        ------------
                                                                          16,900,000
                                                                        ------------

 Texas -- 17.8%

   Austin Combined Utility Systems TECP
      (Morgan Guaranty LOC)
         3.55%  8/14/97(b)                 A-1+    P-1          8,551      8,551,000
   Board of Regents, Texas A & M
      University System
         3.50%  5/1/97(b)                  A-1+     P-1         7,000      7,000,000
   Dallas Area Rapid Transit Sales Tax
      Revenue, Commercial Paper Notes
      (Swiss Bank LOC)
         3.55%  5/12/97(b)                 A-1+     P-1        10,000     10,000,000
   Dallas Area Rapid Transit Sales Tax
      RB (Credit Suisse LOC)
         3.50%  5/9/97(b)                  A-1+     P-1        12,500     12,500,000
   Gulf Coast Waste Disposal Authority
      PCR (Exxon)
         3.80%  4/1/97(c)                  A-1+     VMIG-1        200        200,000
   Harris County Health Facilities
      Development Hospital RB (San Jacinto
      Methodist Hospital Project) (Morgan
      Guaranty LOC)
         3.55%  6/2/97(b)                 --         VMIG-1    10,750     10,750,000
   Harris County Toll Road Unlimited Tax
      and Subordinate Lien Revenue,
      Adjustable Fixed-Rate Bonds, Series B
         3.30%  4/7/97(c)                  A-1+     VMIG-1     12,000     12,000,000
   Harris County Toll Road Unlimited Tax
      and Subordinate Lien Revenue,
      Adjustable Fixed-Rate Bonds, Series F
         3.30%  4/7/97(c)                  A-1+     VMIG-1      4,400      4,400,000
   Harris County Toll Road Unlimited Tax
      and Subordinate Lien Revenue,
      Adjustable Fixed-Rate Bonds, Series G
         3.40%  4/7/97(c)                  A-1+     VMIG-1        900        900,000

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997

                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
 Texas (continued)
   Harris County Toll Road Unlimited Tax
      and Subordinate Lien Revenue,
      Adjustable Fixed-Rate Bonds, Series H
         3.40%  4/7/97(c)                  A-1+     VMIG-1    $ 3,800   $  3,800,000
   Hockley County Industrial Development
      Corp. (Amoco Company Project)
         3.60%  5/1/97(b)                  A-1+     P-1         8,000      8,000,000
   Houston GO, Series B TECP
         3.45%  6/17/97(b)                 A-1+     P-1         5,000      5,000,000
   Lower Colorado River Authority TECP
         3.25%  4/8/97(b)                  A-1+     P-1        13,400     13,400,000
   Lower Neches Valley Authority
      (Chevron Inc.)
         3.50%  8/15/97(b)                 A-1+     --          4,500      4,500,000
   State of Texas TRAN
         4.75%  8/29/97(b)                 SP-1+    MIG-1       5,000      5,015,490
   Texas Higher Education Authority
      Facilities Revenue, Series 85B
      (FGIC Insurance)
         3.40%  4/7/97(c)                  A-1+     VMIG-1      4,100      4,100,000
   Yoakum County Industrial Development
      Adjustable Rate PCR RB (Amoco
      Company Project)
         3.60%  5/1/97(b)                  A-1+     VMIG-1      5,265      5,265,000
                                                                        ------------
                                                                         115,381,490
                                                                        ------------

 Utah -- 4.4%
   Intermountain Power Agency, Power
      Supply RB (Morgan Guaranty LOC)
         3.93%  6/16/97(b)                 --       --          7,500      7,500,000
   Intermountain Power Agency Variable
      Rate, Power Supply Refunding RB
      (Swiss Bank LOC)
         3.50%  5/1/97(b)                   A-1+    VMIG-1     13,000     13,000,000
   Salt Lake City Flexible Rate RB (Pooled
      Hospital Financing Program)
         3.45%  4/7/97(c)                   A-1+    VMIG-1      8,000      8,000,000
                                                                        ------------
                                                                          28,500,000
                                                                        ------------

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------


                                                Rating(a)
                                            ---------------      Par
TAX-FREE SERIES (continued)                 S&P     Moody's     (000)      Value
------------------------------------------------------------------------------------
 Washington -- 3.6%
   Chelan County Public Utility, District
      No.1 (Chelan Hydro Consolidated
      System) Series 1995A DN (Credit
      Suisse LOC)
         3.30%  4/7/97(c)                   A-1+    VMIG-1    $ 3,475    $ 3,475,000
   King County Sewer Revenue Notes,
      Series A
         3.50%  8/20/97(b)                  A-1      P-1       10,000     10,000,000
   King County Sewer Revenue Notes,
      Series A
         3.25%  4/29/97(b)                  A-1      P-1       10,000     10,000,000
                                                                        ------------
                                                                          23,475,000
                                                                        ------------

 Wisconsin -- 1.5%
   Pleasant Prairie Village PCR Refunding
      RB (Wisconsin Electric Power
      Company Project)
         3.50%  4/7/97(c)                  A-1+      P-1       10,000     10,000,000
                                                                        ------------

TOTAL INVESTMENTS - 99.5%                                               $644,042,178(d)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.5%                          3,169,847
                                                                        ------------

NET ASSETS - 100.0%                                                     $647,212,025
                                                                        ============

Net Asset Value, Offering and
  Redemption Price Per Share
   ($647,212,025/647,283,274 shares outstanding)                               $1.00
                                                                               =====

---------
(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are not covered by the Independent Accountant's Report.
(b) Security has an outstanding call, mandatory put or optional put by the issuer. Par value and maturity date reflect such call or put.
(c) Demand security; payable upon demand by the Fund with usually no more than seven (7) calendar days' notice. Interest rates are redetermined periodically. Rates shown are those in effect on March 31, 1997.
(d) Aggregate cost for financial reporting and federal tax purposes.


                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997


TAX-FREE SERIES (concluded)
--------------------------------------------------------------------------------
INVESTMENT ABBREVIATIONS:
   BAN     Bond Anticipation Notes
   GO      General Obligation Bonds
   IDA     Industrial Development Authority
   IDR     Industrial Development Revenue Bonds
   LOC     Letter of Credit
   PCR     Pollution Control Revenue Bonds
   RAN     Revenue Anticipation Notes
   RB      Revenue Bonds
   TAN     Tax Anticipation Notes
   TECP    Tax-Exempt Commercial Paper
   TRAN    Tax Revenue Anticipation Notes

INSURANCE ABBREVIATIONS:
   AMBAC   AMBAC Indemnity Corp.
   FGIC    Financial Guaranty Insurance Corporation
   MBIA    Municipal Bond Investors Assurance

MOODY'S MUNICIPAL BOND RATINGS:
   Aaa     Bonds that are judged to be of the best quality.
   Aa Bonds that are judged to be of high quality by all standards. Issues are sometimes rated with a 1, 2 or 3, which denote a high, medium or low ranking within the rating.
   MIG-1   Notes bearing this designation are of the best quality.
   VMIG-1 Variable rate demand obligations bearing this designation are of the best quality.
   P-1 Commercial paper bearing this designation is of the best quality.

S&P MUNICIPAL BOND RATINGS:
   AAA     Obligations that are of the highest quality.
   AA Obligations that have the second strongest capacity for payment of debt service. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.
   SP-1 Notes that have a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are assigned a plus (+) designation.
   A-1 Commercial paper that has a strong degree of safety regarding timely payment. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.

        A detailed description of the above ratings can be found in the Fund's Statement of Additional Information.


                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations
For the year ended March 31, 1997

                                           Prime         Treasury        Tax-Free
                                          Series          Series          Series
------------------------------------------------------------------------------------
Investment Income: (Note 1)
   Interest income                      $150,388,078     $37,344,014     $20,589,946
                                        ------------     -----------     -----------
Expenses:
   Distribution fee (Note 2)               7,395,916       1,681,441       1,479,581
   Investment advisory fee (Note 2)        7,394,936       1,780,708       1,630,384
   Transfer agent fee                      1,686,323         242,470         163,383
   Custodian fee                             301,072         144,081          72,228
   Accounting fee (Note 2)                   157,854         126,264          63,954
   Directors' fees                           166,782          26,750          48,000
   Registration fees                         312,763          52,125          85,000
   Legal fees                                 48,809          23,887          20,000
   Audit fee                                  34,485          11,251          13,415
   Printing & postage fees                   214,446         134,757          78,250
   Other expenses                            115,181          50,494          29,744
                                        ------------     -----------     -----------
            Total expenses                17,828,567       4,274,228       3,683,939
         Less: Fees waived (Note 2)         (120,055)             --              --
                                        ------------     -----------     -----------
              Net expenses                17,708,512       4,274,228       3,683,939
                                        ------------     -----------     -----------
Net investment income                    132,679,566      33,069,786      16,906,007
                                        ------------     -----------     -----------
Net realized gain from security
   transactions                               13,047           1,180          15,016
                                        ------------     -----------     -----------
Net increase in net assets resulting
   from operations                      $132,692,613     $33,070,966     $16,921,023
                                        ============     ===========     ===========

                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                March 31, 1997


                                                              PRIME SERIES
-----------------------------------------------------------------------------------
                                                      Year Ended       Year Ended
                                                       March 31,        March 31,
                                                         1997             1996
                                                      -----------      -----------
Increase/(Decrease) in Net Assets
Operations:
   Net investment income                             $ 132,679,566   $  107,454,378
   Net realized gain/(loss) on sales of
     investments                                            13,047           (6,050)
                                                    --------------   --------------
   Net increase in net assets resulting
     from operations                                   132,692,613      107,448,328

Distributions to Shareholders From:
   Net investment income:
     Alex. Brown Cash Reserve Prime, Treasury
       and Tax-Free Shares, respectively              (119,826,842)     (99,181,255)
     Alex. Brown Cash Reserve
       Institutional Shares                             (4,256,297)      (1,334,079)
     Flag Investors Class A Shares                        (295,562)        (402,702)
     Flag Investors Class B Shares                          (1,260)            (300)
     Quality Cash Reserve Prime Shares                  (8,299,605)      (6,536,042)
                                                    --------------   --------------
     Total distributions                              (132,679,566)    (107,454,378)

Capital Share Transactions, net - (Note 3)             264,670,792    1,016,482,516
                                                    --------------   --------------
   Total increase in net assets                        264,683,839    1,016,476,466
Net Assets:
   Beginning of year                                 2,602,779,775    1,586,303,309
                                                    --------------   --------------
   End of year                                      $2,867,463,614   $2,602,779,775
                                                    ==============   ==============

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                             TREASURY SERIES                           TAX-FREE SERIES
--------------------------------------------------------------------------------------------------------------------------------
                                                      Year Ended           Year Ended           Year Ended          Year Ended
                                                       March 31,            March 31,            March 31,           March 31,
                                                         1997                 1996                 1997                1996
                                                       -----------         -----------           -----------        ------------
Increase/(Decrease) in Net Assets
Operations:
   Net investment income                               $ 33,069,786         $ 32,463,791         $ 16,906,007        $ 17,012,671
   Net realized gain/(loss) on sales of
     investments                                              1,180               51,785               15,016               4,419
                                                       ------------         ------------         ------------        ------------
   Net increase in net assets resulting                  33,070,966           32,515,576           16,921,023          17,017,090
     from operations

Distributions to Shareholders From:
   Net investment income:
     Alex. Brown Cash Reserve Prime, Treasury           (30,533,284)         (30,565,630)         (16,906,007)        (17,012,671)
       and Tax-Free Shares, respectively
     Alex. Brown Cash Reserve                            (2,536,502)          (1,898,161)                  --                  --
       Institutional Shares                                      --                   --                   --                  --
     Flag Investors Class A Shares                               --                   --                   --                  --
     Flag Investors Class B Shares                               --                   --                   --                  --
     Quality Cash Reserve Prime Shares                 ------------         ------------         ------------        ------------
                                                        (33,069,786)         (32,463,791)         (16,906,007)        (17,012,671)
     Total distributions
                                                         21,015,478          192,365,923           75,690,009          96,118,352
Capital Share Transactions, net - (Note 3)             ------------         ------------         ------------        ------------
                                                         21,016,658          192,417,708           75,705,025          96,122,771
   Total increase in net assets
Net Assets:                                             718,636,915          526,219,207          571,507,000         475,384,229
   Beginning of year                                   ------------         ------------         ------------        ------------
                                                       $739,653,573         $718,636,915         $647,212,025        $571,507,000
   End of year                                         ============         ============         ============        ============

                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each year)

ALEX. BROWN CASH RESERVE PRIME SHARES
--------------------------------------------------------------------------------
                                                          Year ended
                                                           March 31,
                                                          ----------
                                                             1997


Per Share Operating Performance:
   Net asset value at beginning of year               $         1.00
                                                      --------------
Income from Investment Operations:
   Net investment income                                      0.0478
Less Distributions:
   Dividends from net investment income                      (0.0478)
                                                      --------------
   Net asset value at end of year                     $         1.00
                                                      ==============
Total Return:
   Based on net asset value per share                           4.88%
Ratios to Average Daily Net Assets:
   Expenses                                                     0.63%
   Net investment income                                        4.78%

Supplemental Data:
   Net assets at end of year                          $2,545,532,365
   Number of shares outstanding at end of year         2,545,523,885

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------


ALEX. BROWN CASH RESERVE PRIME SHARES (continued)
--------------------------------------------------------------------------------

                                                                               Year ended March 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                      1996                   1995                1994                   1993
Per Share Operating Performance:
   Net asset value at beginning of year         $         1.00        $         1.00       $         1.00        $         1.00
                                                --------------        --------------       --------------        --------------
Income from Investment Operations:                      0.0524                0.0442               0.0262                0.0295
   Net investment income
Less Distributions:                                    (0.0524)              (0.0442)             (0.0262)              (0.0295)
   Dividends from net investment income         --------------        --------------       --------------        --------------
                                                $         1.00        $         1.00       $         1.00        $         1.00
   Net asset value at end of year               ==============        ==============       ==============        ==============

Total Return:
   Based on net asset value per share                     5.36%                 4.51%                2.65%                 2.99%
Ratios to Average Daily Net Assets:
   Expenses                                               0.60%                 0.61%                0.62%                 0.63%
   Net investment income                                  5.21%                 4.46%                2.62%                 2.95%

Supplemental Data:
   Net assets at end of year                    $2,386,681,216        $1,472,079,739       $1,350,334,979        $1,470,711,552
   Number of shares outstanding at end of year   2,386,684,392         1,472,077,488        1,350,332,916         1,470,709,489


                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each year)

FLAG INVESTORS CASH RESERVE PRIME SHARES--CLASS A
--------------------------------------------------------------------------------
                                                            Year ended
                                                             March 31,
                                                            ----------
                                                               1997

Per Share Operating Performance:
   Net asset value at beginning of year                    $     1.00
                                                           ----------
Income from Investment Operations:
   Net investment income                                       0.0478
Less Distributions:
   Dividends from net investment income                       (0.0478)
                                                           ----------
   Net asset value at end of year                          $     1.00
                                                           ==========

Total Return:
   Based on net asset value per share                            4.88%
Ratios to Average Daily Net Assets:
   Expenses                                                      0.63%
   Net investment income                                         4.78%
Supplemental Data:
   Net assets at end of year                               $6,521,574
   Number of shares outstanding at end of year              6,521,310

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------


FLAG INVESTORS CASH RESERVE PRIME SHARES--CLASS A (continued)
--------------------------------------------------------------------------------

                                                                       Year ended March 31,
-----------------------------------------------------------------------------------------------------------------------
                                                  1996               1995                 1994                 1993
Per Share Operating Performance:
   Net asset value at beginning of year       $     1.00          $     1.00           $      1.00          $      1.00
                                              ----------          ----------           -----------          -----------
Income from Investment Operations:                0.0524              0.0442                0.0262               0.0295
   Net investment income
Less Distributions:                              (0.0524)            (0.0442)              (0.0262)             (0.0295)
   Dividends from net investment income       ----------          ----------           -----------          -----------
                                              $     1.00          $     1.00           $      1.00          $      1.00
   Net asset value at end of year             ==========          ==========           ===========          ===========


Total Return:                                       5.36%               4.51%                 2.65%                2.99%
   Based on net asset value per share
Ratios to Average Daily Net Assets:                 0.60%               0.61%                 0.62%                0.63%
   Expenses                                         5.25%               4.26%                 2.62%                2.95%
   Net investment income
Supplemental Data:                            $5,976,831          $7,726,696           $18,116,648          $10,392,282
   Net assets at end of year                   5,976,824           7,726,698            18,116,633           10,392,267
   Number of shares outstanding at end of year

                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each period)

FLAG INVESTORS CASH RESERVE PRIME SHARES--CLASS B
--------------------------------------------------------------------------------
                                                                 Year ended
                                                                  March 31,
                                                                  ----------
                                                                     1997
Per Share Operating Performance:
   Net asset value at beginning of period                         $   1.00
                                                                  --------
Income from Investment Operations:
   Net investment income                                            0.0414
Less Distributions:
   Dividends from net investment income                            (0.0414)
                                                                  --------
   Net asset value at end of period                               $   1.00
                                                                  ========

Total Return:
   Based on net asset value per share                                 4.22%
Ratios to Average Daily Net Assets:
   Expenses                                                           1.38%
   Net investment income                                              4.14%
Supplemental Data:
   Net assets at end of period                                    $227,098
   Number of shares outstanding at end of period                   227,098

---------
(1) Commencement of operations.
(2) Annualized.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------


FLAG INVESTORS CASH RESERVE PRIME SHARES--CLASS B (continued)
--------------------------------------------------------------------------------
                                                 April 3, 1995(1)
                                                     through
                                                    March 31,
                                                ----------------
                                                      1996
Per Share Operating Performance:
   Net asset value at beginning of period            $  1.00
                                                     -------
Income from Investment Operations:                    0.0361
   Net investment income
Less Distributions:                                  (0.0361)
   Dividends from net investment income              -------
                                                     $  1.00
   Net asset value at end of period                  =======

                                                        3.69%(2)
Total Return:
Based on net asset value per share                      1.38%(2)
Ratios to Average Daily Net Assets:                     4.30%(2)
Expenses
Net investment income                                $10,200
Supplemental Data:                                    10,200
   Net assets at end of period
   Number of shares outstanding at end of period


                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each year)

ALEX. BROWN CASH RESERVE PRIME INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                   Year ended
                                                    March 31,
                                                   ----------
                                                       1997
Per Share Operating Performance:
   Net asset value at beginning of year               $   1.00
                                                      --------
Income from Investment Operations:
   Net investment income                                0.0503
Less Distributions:
   Dividends from net investment income                (0.0503)
                                                      --------
   Net asset value at end of year                     $   1.00
                                                      ========

Total Return:
   Based on net asset value per share                     5.15%
Ratios to Average Daily Net Assets:
   Expenses                                               0.38%
   Net investment income                                  5.04%
Supplemental Data:
   Net assets at end of year                      $117,812,047
   Number of shares outstanding at end of year     117,811,768

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------


ALEX. BROWN CASH RESERVE PRIME INSTITUTIONAL SHARES (continued)
--------------------------------------------------------------------------------

                                                                           Year ended March 31,
------------------------------------------------------------------------------------------------------------------
                                                      1996              1995               1994            1993
Per Share Operating Performance:
   Net asset value at beginning of year          $      1.00        $      1.00         $      1.00    $      1.00
Income from Investment Operations:               -----------        -----------         -----------    -----------
   Net investment income                              0.0548             0.0472              0.0294         0.0327
Less Distributions:
   Dividends from net investment income              (0.0548)           (0.0472)            (0.0294)       (0.0327)
   Net asset value at end of year                -----------        -----------         -----------    -----------
                                                 $      1.00        $      1.00         $      1.00    $      1.00
                                                 ===========        ===========         ===========    ===========
Total Return:
   Based on net asset value per share                   5.62%              4.82%               2.98%          3.32%
Ratios to Average Daily Net Assets:
   Expenses                                             0.35%              0.36%               0.30%          0.31%
   Net investment income                                5.32%              4.57%               2.94%          3.24%
Supplemental Data:
   Net assets at end of year                     $53,699,315        $11,904,716         $23,437,449    $28,884,078
   Number of shares outstanding at end of year    53,699,535         11,904,663          23,437,512     28,884,132

                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each year)

QUALITY CASH RESERVE PRIME SHARES
--------------------------------------------------------------------------------

                                                           Year ended
                                                            March 31,
                                                            ---------
                                                              1997
Per Share Operating Performance:
   Net asset value at beginning of year ..............      $       1.00
                                                            ------------
Income from Investment Operations:
   Net investment income .............................            0.0449
Less Distributions:
   Dividends from net investment income ..............           (0.0449)
                                                            ------------
   Net asset value at end of year ....................      $       1.00
                                                            ============
Total Return:
   Based on net asset value per share ................              4.59%
Ratios to Average Daily Net Assets:
   Expenses ..........................................              0.91%(1)
   Net investment income .............................              4.50%(2)

Supplemental Data:
   Net assets at end of year .........................      $197,370,530
   Number of shares outstanding at end of year .......       197,369,848

------------
(1) Ratio of expenses to average daily net assets prior to partial fee waivers was 0.98% and 0.95% for the years ended March 31, 1997 and 1996, respectively.
(2) Ratio of net investment income to average daily net assets prior to partial fee waivers was 4.43% and 4.86% for the years ended March 31, 1997 and 1996, respectively.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------



QUALITY CASH RESERVE PRIME SHARES (continued)
--------------------------------------------------------------------------------

                                                                              Year ended March 31,
                                                      --------------------------------------------------------------------
                                                          1996               1995             1994              1993
Per Share Operating Performance:
   Net asset value at beginning of year .........     $       1.00       $      1.00      $      1.00      $       1.00
                                                      ------------       -----------      -----------      ------------
Income from Investment Operations:
   Net investment income ........................           0.0493            0.0402           0.0218            0.0253
Less Distributions:
   Dividends from net investment income .........          (0.0493)          (0.0402)         (0.0218)          (0.0253)
                                                      ------------       -----------      -----------      ------------
   Net asset value at end of year ...............     $       1.00       $      1.00      $      1.00      $       1.00
                                                      ============       ===========      ===========      ============
Total Return:
   Based on net asset value per share ...........             5.04%             4.09%            2.20%             2.53%
Ratios to Average Daily Net Assets:
   Expenses .....................................             0.90%(1)          0.96%            1.06%             1.04%
   Net investment income ........................             4.91%(2)          4.04%            2.18%             2.53%

Supplemental Data:
   Net assets at end of year ....................     $156,412,213       $94,592,158      $92,678,440      $101,321,868
   Number of shares outstanding at end of year...     $156,412,393       $94,591,979      $92,678,268      $101,321,668

                       See Notes to Financial Statements

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each year)

ALEX. BROWN CASH RESERVE TREASURY SHARES
--------------------------------------------------------------------------------
                                                       Year ended
                                                        March 31,
                                                      ------------
                                                          1997

Per Share Operating Performance:
   Net asset value at beginning of year .........     $       1.00
                                                      ------------
Income from Investment Operations:
   Net investment income ........................           0.0453
Less Distributions:
   Dividends from net investment income .........          (0.0453)
                                                      ------------
   Net asset value at end of year ...............     $       1.00
                                                      ============

Total Return:
   Based on net asset value per share ...........             4.63%
Ratios to Average Daily Net Assets:
   Expenses .....................................             0.61%
   Net investment income ........................             4.54%
Supplemental Data:
   Net assets at end of year ....................     $678,444,803
   Number of shares outstanding at end of year...      678,391,386


------------
(1) Ratio of expenses to average daily net assets prior to partial fee waivers was 0.56% for each of the years ended March 31, 1995, 1994 and 1993, respectively.
(2) Ratio of net investment income to average daily net assets prior to partial fee waivers was 4.08%, 2.53% and 2.86% for the years ended March 31, 1995, 1994 and 1993, respectively.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------



ALEX. BROWN CASH RESERVE TREASURY SHARES (continued)
--------------------------------------------------------------------------------

                                                                          Year ended March 31,
------------------------------------------------------------------------------------------------------------------------
                                                     1996              1995                1994                1993
Per Share Operating Performance:
   Net asset value at beginning of year ......   $       1.00     $       1.00        $       1.00        $       1.00
                                                 ------------     ------------        ------------        ------------
Income from Investment Operations:
  Net investment income ......................         0.0494           0.0411              0.0255              0.0285
Less Distributions:
   Dividends from net investment income ......        (0.0494)         (0.0411)            (0.0255)            (0.0285)
                                                 ------------     ------------        ------------        ------------
   Net asset value at end of year ............   $       1.00     $       1.00        $       1.00        $       1.00
                                                 ============     ============        ============        ============

Total Return:
   Based on net asset value per share ........           5.05%            4.19%               2.58%               2.89%
Ratios to Average Daily Net Assets:
   Expenses ..................................           0.58%            0.55%(1)            0.54%(1)            0.55%(1)
   Net investment income .....................           4.94%            4.09%(2)            2.55%(2)            2.87%(2)
Supplemental Data:
   Net assets at end of year .................   $666,814,158     $512,167,212        $581,724,214        $618,175,839
   Number of shares outstanding at end of year    666,762,028      512,162,864         581,723,448         618,152,465


                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each year)

ALEX. BROWN CASH RESERVE TREASURY INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                  Year ended
                                                   March 31,
                                                 ------------
                                                     1997

Per Share Operating Performance:
   Net asset value at beginning of year ......   $      1.00
                                                 -----------
Income from Investment Operations:
   Net investment income .....................        0.0481
Less Distributions:
   Dividends from net investment income ......       (0.0481)
                                                 -----------
   Net asset value at end of year ............   $      1.00
                                                 ===========

Total Return:
   Based on net asset value per share ........          4.92%
Ratios to Average Daily Net Assets:
   Expenses ..................................          0.36%
   Net investment income .....................          4.81%
Supplemental Data:
   Net assets at end of year .................   $61,208,770
   Number of shares outstanding at end of year    61,199,345

------------
(1) Ratio of expenses to average daily net assets prior to partial fee waivers was 0.31%, 0.29% and 0.27% for the years ended March 31, 1995, 1994 and 1993, respectively.
(2) Ratio of net investment income to average daily net assets prior to partial fee waivers was 4.14%, 2.80% and 3.15% for the years ended March 31, 1995, 1994 and 1993, respectively.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

ALEX. BROWN CASH RESERVE TREASURY INSTITUTIONAL SHARES (continued)
--------------------------------------------------------------------------------

                                                                          Year ended March 31,
                                                  --------------------------------------------------------------------
                                                     1996            1995               1994               1993
Per Share Operating Performance:
   Net asset value at beginning of year ......   $      1.00     $      1.00        $      1.00        $      1.00
                                                 -----------     -----------        -----------        -----------
Income from Investment Operations:
   Net investment income .....................        0.0523          0.0438             0.0282             0.0314
Less Distributions:
   Dividends from net investment income ......       (0.0523)        (0.0438)           (0.0282)           (0.0314)
                                                 -----------     -----------        -----------        -----------
   Net asset value at end of year ............   $      1.00     $      1.00        $      1.00        $      1.00
                                                 ===========     ===========        ===========        ===========
Total Return:
   Based on net asset value per share ........          5.36%           4.47%              2.86%              3.19%
Ratios to Average Daily Net Assets:
   Expenses ..................................          0.33%           0.30%(1)           0.27%(1)           0.26%(1)
   Net investment income .....................          5.12%           4.15%(2)           2.82%(2)           3.16%(2)
Supplemental Data:
   Net assets at end of year .................   $51,822,757     $14,051,995        $39,692,848        $60,146,987
   Number of shares outstanding at end of year    51,813,226      14,046,467         39,688,259         60,140,874


                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each year)

ALEX. BROWN CASH RESERVE TAX-FREE SERIES
--------------------------------------------------------------------------------

                                                  Year ended
                                                   March 31,
                                                 -------------
                                                     1997

Per Share Operating Performance:
   Net asset value at beginning of year ......   $       1.00
                                                 ------------
Income from Investment Operations:
   Net investment income .....................         0.0286
Less Distributions:
   Dividends from net investment income ......        (0.0286)
                                                 ------------
   Net asset value at end of year ............   $       1.00
                                                 ============
Total Return:
   Based on net asset value per share ........           2.90%
Ratios to Average Daily Net Assets:
   Expenses ..................................           0.62%
   Net investment income .....................           2.86%
Supplemental Data:
   Net assets at end of year .................   $647,212,025
   Number of shares outstanding at end of year    647,283,274

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------

ALEX. BROWN CASH RESERVE TAX-FREE SERIES (continued)
--------------------------------------------------------------------------------

                                                                       Year ended March 31,
                                                 ----------------------------------------------------------------
                                                     1996             1995             1994             1993
Per Share Operating Performance:
   Net asset value at beginning of year ......   $       1.00     $       1.00     $       1.00     $       1.00
                                                 ------------     ------------     ------------     ------------
Income from Investment Operations:
   Net investment income .....................         0.0318           0.0271           0.0184           0.0213

Less Distributions:
   Dividends from net investment income ......        (0.0318)         (0.0271)         (0.0184)         (0.0213)
                                                 ------------     ------------     ------------     ------------
   Net asset value at end of year ............   $       1.00     $       1.00     $       1.00     $       1.00
                                                 ============     ============     ============     ============
Total Return:
   Based on net asset value per share ........           3.23%            2.75%            1.86%            2.15%
Ratios to Average Daily Net Assets:
   Expenses ..................................           0.60%            0.57%            0.58%            0.60%
   Net investment income .....................           3.16%            2.74%            1.84%            2.13%
Supplemental Data:
   Net assets at end of year .................   $571,507,000     $475,384,229     $378,859,232     $315,661,447
   Number of shares outstanding at end of year    571,593,265      475,474,913      378,939,262      315,700,742


                       See Notes to Financial Statements.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Alex. Brown Cash Reserve Fund, Inc. ("the Fund") commenced operations August 11, 1981. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end Investment Management Company. Its objective is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

     The Fund consists of three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series. The Prime Series consists of five classes: Alex. Brown Cash Reserve Prime Shares ("Prime Shares"), Flag Investors Cash Reserve Prime Shares Class A ("Flag Investors Class A Shares"), Flag Investors Cash Reserve Prime Shares Class B ("Flag Investors Class B Shares"), Quality Cash Reserve Prime Shares ("Quality Cash Shares") and Alex. Brown Cash Reserve Prime Institutional Shares ("Prime Institutional Shares"). The Treasury Series consists of two classes: Alex. Brown Cash Reserve Treasury Shares ("Treasury Shares") and Alex. Brown Cash Reserve Treasury Institutional Shares ("Treasury Institutional Shares"). The Tax-Free Series consists of one class: Alex. Brown Cash Reserve Tax-Free Series ("Tax-Free Series"). Shareholders can vote only on issues that affect the share classes they own.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--Each portfolio has a weighted average maturity of 90 days or less. The Fund values portfolio securities on the basis of amortized cost, which approximates market value. Using this method, the Fund values a security at its cost when it is purchased. The Fund then assumes a constant amortization to maturity of any discount or premium.

     B. Repurchase Agreements--The Prime Series may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


NOTE 1--concluded

          accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes. Each portfolio is treated as a separate entity for federal income tax purposes.

               The Tax-Free Series and Prime Series each have a capital loss carryforward of $72,632 and $1,520, respectively, that may be carried forward to offset any capital gains if necessary. These capital loss carryforwards begin to expire in the years 2000 and 2005, respectively, if not used.

     D. Security Transactions, Investment Income and Distributions--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata amortization of premiums and accretion of discounts when appropriate. Dividends to shareholders are declared daily. Dividend distributions or reinvestments are made monthly.

     E. Expenses--Operating expenses for each share class are charged to that class' operations. If a Fund expense cannot be directly attributed to a share class, the expense is prorated among the classes that the expense affects and is based on the classes' relative net assets.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the investment advisor for all series. Under the terms of the investment advisory agreement, the Fund pays ICC a fee. This fee is calculated daily and paid monthly, at the following annual rates based upon the Fund's aggregate average daily net assets: .30% of the first $500 million, .26% of the next $500 million, .25% of the next $500 million, .24% of the next $1 billion, .23% of the next $1 billion and .22% of the amount over $3.5 billion. The Prime Series pays an additional fee that is calculated daily and paid monthly at the annual rate of .02% of its average daily net assets. The Tax-Free Series also pays an additional fee that is calculated daily and paid monthly at the annual rate of .03% of its average daily net assets. Prior to August 23, 1995, the Fund paid ICC a different fee. This fee was calculated daily and paid monthly, at the following annual rates based upon the Fund's aggregate average daily net assets: .25% of the first $500 million, .21% of the next $500 million,
 .20% of the next $500 million and .19% of the amount over $1.5 billion.

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


NOTE 2--continued

     PNC Institutional Management Corporation ("PIMC") is the sub-advisor for the Tax-Free Series. As compensation for its subadvisory services, ICC pays PIMC a fee. This fee is calculated daily and paid monthly, at the following annual rates based upon the Tax-Free Series' aggregate average daily net assets: .15% of the first $250 million, .13% of the next $250 million, .11% of the next $250 million, .09% of the next $250 million, .075% of the next $3 billion and .06% of the amount over $4 billion. For the year ended March 31, 1997, ICC paid PIMC $665,664 for sub-advisory services for the Tax-Free Series.

     As compensation for its accounting services, the Prime Series and Treasury Series pay ICC an annual fee that is calculated daily and paid monthly from the two series' average daily net assets. The Prime Series paid $157,854 and the Treasury Series paid $126,264 to ICC for accounting services for the year ended March 31, 1997.

     As compensation for its accounting services, the Tax-Free Series pays PFPC Inc. ("PFPC"), an affiliate of PIMC, an annual fee that is calculated daily and paid monthly from its average daily net assets. The Tax-Free Series paid $63,954 to PFPC for accounting services for the year ended March 31, 1997.

     As compensation for its transfer agent services, the three series pay ICC a per account fee that is calculated and paid monthly. The Prime Series paid $1,686,323, the Treasury Series paid $242,470 and the Tax-Free Series paid $163,383 to ICC for transfer agent services for the year ended March 31, 1997.

     As compensation for providing distribution services, the Prime Shares, Flag Investors Class A Shares, Treasury Shares and the Tax-Free Series pay Alex. Brown & Sons Incorporated ("Alex. Brown") an annual fee equal to 0.25% of these classes' average daily net assets. Alex. Brown was paid $6,275,671, $15,461, $1,681,411 and $1,479,581 for distribution services for the Prime Shares, Flag Investors Class AShares, Treasury Shares and Tax-Free Series, respectively. The Quality Cash Shares and Flag Investors Class B Shares also pay Alex. Brown an annual fee for distribution services. This fee is equal to .60% of the Quality Cash Shares' aggregate average daily net assets or $1,106,876 and 1.00% of the Flag Investors Class B Shares' aggregate average daily net assets or $307.

     ICC and Alex. Brown may voluntarily waive or reimburse a portion of their advisory or distribution fees for the Prime, Treasury and Tax-Free Series to preserve or enhance each series' performance. If ICC decides to waive part of its fee, PIMC will waive the same proportion of its fee for the same time periods. These voluntary waivers and reimbursements are not contractual and could change. Any reimbursements by ICC, Alex. Brown or PIMC are limited to the fees they actually received for the fiscal year. ICC and PIMC did not waive any advisory fees for the year ended March 31, 1997. Alex. Brown voluntarily waived distribution fees of $120,055 for the Quality Cash Shares for the year ended March 31, 1997.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31,

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE  2--concluded

1997 was $21,193 for the Prime Series, $5,903 for the Treasury Series and $20,585 for the Tax-Free Series. The accrued liability at March 31, 1997 was $178,614 for the Prime Series, $67,119 for the Treasury Series and $68,031 for the Tax-Free Series.

NOTE 3--Capital Stock and Share Information

     The Fund is authorized to issue up to 6.4 billion shares of $.001 par value capital stock (3.55 billion Prime Series, 1.5 billion Treasury Series, 1 billion Tax-Free Series and 350 million undesignated). Transactions in shares of the Fund were as follows:

                                           March 31, 1997     March 31, 1996
                                           --------------     --------------
Prime Series:
   Sold:
     Prime Shares .....................    22,263,288,298     19,439,463,533
     Flag Investors Class A Shares ....         9,331,912         12,118,053
     Flag Investors Class B Shares ....           328,144             24,535
     Prime Institutional Shares .......       912,825,877        213,159,539
     Quality Cash Shares ..............     1,001,597,821      1,285,040,597
   Issued as reinvestment of dividends:
     Prime Shares .....................       113,931,978         93,103,137
     Flag Investors Class A Shares ....           281,420            374,561
     Flag Investors Class B Shares ....             1,264               --
     Prime Institutional Shares .......         3,084,567            753,855
     Quality Cash Shares ..............         8,045,624          6,300,386
   Redeemed:
     Prime Shares .....................   (22,218,380,783)   (18,617,959,766)
     Flag Investors Class A Shares ....        (9,068,618)       (14,242,488)
     Flag Investors Class B Shares ....          (112,510)           (14,335)
     Prime Institutional Shares .......      (851,798,212)      (172,118,522)
     Quality Cash Shares ..............      (968,685,990)    (1,229,520,569)
                                          ---------------    ---------------
       Net increase ...................       264,670,792      1,016,482,516
                                          ===============    ===============
Treasury Series:
   Sold:
     Treasury Shares ..................     4,075,840,415      4,043,423,430
     Treasury Institutional Shares ....       458,391,680        396,793,576
   Issued as reinvestment of dividends:
     Treasury Shares ..................        29,377,891         28,890,267
     Treasury Institutional Shares ....         1,597,049            417,316
   Redeemed:
     Treasury Shares ..................    (4,093,588,948)    (3,917,714,533)
     Treasury Institutional Shares ....      (450,602,609)      (359,444,133)
                                           --------------     --------------
       Net increase ...................        21,015,478        192,365,923
                                           ==============     ==============
Tax-Free Series:
   Sold ...............................     5,222,168,283      4,817,984,787
   Issued as reinvestment of dividends         16,162,636         16,116,851
   Redeemed ...........................    (5,162,640,910)    (4,737,983,286)
                                           --------------     --------------
       Net increase ...................        75,690,009         96,118,352
                                           ==============     ==============

ALEX. BROWN CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 4--Net Assets

     On March 31, 1997, net assets consisted of:

                                       Prime         Treasury       Tax-Free
                                       Series         Series         Series
                                   --------------   ------------  ------------

Paid-in capital                    $2,867,456,646   $739,586,543  $647,284,657
Undistributed net realized
   gain/(loss) on sales of
   investments                              6,968         67,030       (72,632)
                                   --------------   ------------  ------------
                                   $2,867,463,614   $739,653,573  $647,212,025
                                   ==============   ============  ============

NOTE 5--Merger Agreement

     On April 6, 1997, Bankers Trust New York Corporation and Alex. Brown Incorporated announced that they had signed a definitive agreement to merge. The merger, which is expected to be completed by the fourth quarter of 1997, is subject to customary closing conditions, including certain regulatory and shareholder approvals.

--------------------------------------------------------------------------------
                        IMPORTANT INCOME TAX INFORMATION

                                 Tax-Free Series
                                 ---------------

One hundred percent of the dividends paid by the Tax-Free Series of Alex. Brown Cash Reserve Fund, Inc. for the fiscal year ended March 31, 1997 qualified as exempt-interest dividends for federal income tax purposes.

                                 Treasury Series
                                 ---------------

One hundred percent of the dividends paid by the Treasury Series of Alex. Brown Cash Reserve Fund, Inc. for the fiscal year ended March 31, 1997 were derived from interest on investments in direct obligations of the U.S. Treasury.

Currently, most states allow the percentage of dividend income attributable to federal obligations to be exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received are exempt from state income tax.
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Alex. Brown Cash Reserve Fund, Inc.

     We have audited the accompanying statements of net assets of Alex. Brown Cash Reserve Fund, Inc. (consisting of the Prime, Treasury and Tax-Free Series) as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1993 were audited by other auditors whose report dated May 7, 1993, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series comprising the Alex. Brown Cash Reserve Fund, Inc. as of March 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Philadelphia, Pennsylvania
May 2, 1997